HUNTINGTON FUNDS SEMI-ANNUAL REPORT

                                  June 30, 1999




                       TRUST SHARES AND INVESTMENT SHARES

                 [bullet] Huntington Florida Tax-Free Money Fund

                      [bullet] Huntington Money Market Fund

              [bullet] Huntington Ohio Municipal Money Market Fund

               [bullet] Huntington U.S. Treasury Money Market Fund

                         [bullet] Huntington Growth Fund

                     [bullet] Huntington Income Equity Fund

                   [bullet] Huntington Michigan Tax-Free Fund

                     [bullet] Huntington Ohio Tax-Free Fund

                [bullet] Huntington Fixed Income Securities Fund

             [bullet] Huntington Intermediate Government Income Fund

                  [bullet] Huntington Mortgage Securities Fund

       [bullet] Huntington Short/Intermediate Fixed Income Securities Fund

                            [Huntington Logo Omitted]

MESSAGE FROM THE INVESTMENT MANAGER


Dear Shareholder,


We are pleased to present the June 30, 1999 Semi-Annual Report to Shareholders of the Huntington Funds. Please take a few moments to review the message from Jim Buskirk, our Chief Investment Officer, as well as the Investment Review section of this report. In the review section, we have included the comments of our portfolio managers on market activity, portfolio composition and strategy, and investment performance. A comprehensive financial statement for each of the Huntington Funds, including their investment portfolios, is found on the succeeding pages.


In January, we launched our twelfth fund, the Huntington Florida Tax-Free Money Fund. The investment objective of this fund is to seek the highest level of interest income exempt from federal income tax consistent with liquidity and stability of principal. The Fund invests in high quality obligations the value of which is generally intended to be exempt from the Florida intangible personal property tax. This Fund is an attractive investment option for our Florida clients.


On behalf of the Huntington Funds and The Huntington National Bank, we thank you for investing with us. We are pleased that you have chosen us to help you achieve your financial goals.



Yours truly,





/s/ Signature omitted




Richard W. Stenberg
Senior Vice President,
Director, Private Financial Group
The Huntington National Bank

MESSAGE FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder,


You've no doubt come to my letter expecting to read my views of the economy (it's robust), or the market (it's less robust but still healthy), or market sectors (cyclicals charged into the lead during the second quarter), or perhaps even individual stocks (how do you value companies with no earnings?).


No, I'll do little of that in this letter, as it is my belief that investors are already bombarded with too much of this sort of information. CNBC is on in many restaurants, for goodness sakes! `How's the market today?' has become an accepted form of greeting during these heady times. What value can I possibly add to all of this financial overkill?


Instead, I offer a book recommendation to those of you who are truly interested in this business of investing. The book, John C. Bogle's COMMON SENSE ON MUTUAL FUNDS, is a must-read. You see, Bogle is a tireless champion of the small investor and is continually calling for mutual fund companies to keep costs under control and to focus on serving the needs of shareholders. From Chapter 15 of the book, Bogle cites the mutual fund industry's founding principles as being management, diversification, and service. Of these principles, management is the most important, according to the author. He writes, `Fund management, in my view, should be defined by a spirit of trusteeship, professional competence and discipline, and focus on the long term.' Bogle worries that trusteeship, the attribute that makes shareholders' interests the top priority, is being replaced by a focus on asset gathering, that professional competence and discipline are being replaced by speculation, and that the focus on the long term is being replaced by fixation on the present.


That said, I would now invite you to read the following semi-annual reviews by our fund managers, most of whom have overseen their funds for ten years and more. These managers continue to apply long-term focus and discipline with one interest in mind: yours.


It remains a distinct pleasure to serve you.


Very truly yours,



/s/Signature omitted



James M. Buskirk, CFA
Senior Vice President and Chief Investment Officer
The Huntington National Bank

INVESTMENT REVIEW


MONEY MARKET FUNDS: HUNTINGTON FLORIDA TAX-FREE MONEY FUND (RYAN NELSON, VICE PRESIDENT AND PORTFOLIO MANAGER, COUNTRYWIDE INVESTMENTS, INC.)

Continued economic growth and tight labor markets caused the Fed to adopt a tightening bias during the first half of 1999. Due to this uncertainty regarding interest rates we remained cautious. The Florida Tax-Free Money Fund's average maturity was kept short in anticipation of rising interest rates. In late June, the ambiguity surrounding monetary policy was temporarily resolved as the Fed increased the Fed Fund's rate by 25 basis points and announced a neutral stance toward any future interest rate movements. For the six months ended June 30, 1999, short-term Treasury yields were up approximately 0.50% while short-term municipal yields rose about 0.35%. Strong investor demand and light issuance in the municipal money market sector caused prices to improve relative to Treasuries making municipal yields unattractive on an after tax basis. Despite the lower yields in short-term municipals, the Fund on a gross basis as reported by IBC Donoghue outperformed its peer group of Florida tax-free money market funds for the six months ended June 30, 1999.

With the Fed maintaining a neutral bias, we will work to extend the average maturity of the Fund to the 50 to 55 day range. As we move closer to December 31, 1999, our investment strategy for the Fund is to become 100% invested in short-term, high-quality Florida municipal securities trading at yield levels equal to approximately 68 to 70% of U.S. Treasuries.

HUNTINGTON MONEY MARKET FUND, HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND, HUNTINGTON U.S. TREASURY MONEY MARKET FUND (WILLIAM G. DOUGHTY, VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

The key factor in the outlook for short-term rates and inflation is growth in the main industrialized countries and the output gap. There is pressure on resources in the United States, but elsewhere there is spare capacity. Inflation is very unlikely to rise significantly given the extent of spare capacity.

The rise in the federal funds rate was in line with expectations and represents the first increase in interest rates by a central bank for more than two years. A further 25 basis points rise is likely at the August meeting. The outlook for rates next year is more uncertain.

The Money Market Funds will continue to purchase high-quality securities which fit their guidelines, and maintain the average life around 35 days.

EQUITY FUNDS: HUNTINGTON INCOME EQUITY FUND (JAMES M. BUSKIRK, CFA, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, HUNTINGTON NATIONAL BANK)

The management of the Huntington Income Equity Fund has aimed since 1990 to provide shareholders with a relatively high yield, a consistently increasing dividend payout, and a low-cost, low volatility means of participating in the stock market. No exception was made in the most recently completed quarter, as portfolio turnover was maintained at a minimum, a practice that allows shareholders to benefit not only from steady dividend increases from most of the Fund's long-held stocks, but also from the minimal capital gains that are realized -- and distributed -- from our long-term approach to equity investing. We know of few mutual funds as committed to growing income while minimizing capital gains distributions as this one. These twin goals result in more of the Fund's return being `kept' by its shareholders, as opposed to being paid out in the form of capital gains taxes and transaction costs.

The Fund recovered some from a disappointing first quarter, although it continues to lag its Equity Income peer group on a year-to-date basis. Its energy and cyclical stocks performed especially well during the second quarter, as the markets leadership rotated away from the large-cap growth issues that had been in favor for so long. How long this rotation, which benefits the Fund, lasts is anyone's guess, but it must be understood that we own energy and cyclical stocks in favor of the large cap growth favorites for one simple reason: They pay relatively high dividends. On the negative side of the ledger during this year's first half were the Fund's consumer issues, its utility holdings, and its bank holdings.

Of interest are the Fund's top ten holdings. All but two of these ten, Worthington Industries and GTE Corp., were on last quarter's top ten holdings list. This speaks to our low turnover. Furthermore, all but one, GTE, are steady and consistent dividend growers. This speaks to our commitment to growing the Fund's dividend payout.

HUNTINGTON GROWTH FUND (PHILLIP H. FARRINGTON, VICE PRESIDENT AND PORTFOLIO MANAGER; JAMES J. GIBBONEY, JR., CFA, VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

The Huntington Growth Fund's total return for the six-month period ended
June 30, 1999 was 10.55% for Trust Shares and 10.38% for Investment Shares (before sales load). The average `Growth Fund' as reported by Lipper Analytical Services Inc. returned 11.64% in the period. Historically, this Fund has not been as aggressively man-

INVESTMENT REVIEW

aged as some of those generally included in this category. Because of valuation concerns with technology stocks in general, this pattern has continued, though the possibility of increasing our risk profile remains. As these stocks tend to be quite volatile, opportunities to increase our exposure here may present themselves in coming months.

Although the Fund's turnover generally is lower than average, several positions were weaned in the quarter and the proceeds used to add more reasonably priced stocks. Positions in American Greetings and IMS Health were increased, while Diebold represents a recent new purchase. The Fund's top five holdings are Pfizer, Colgate-Palmolive, Home Depot, Automatic Data and Walgreen.

INCOME FUNDS: HUNTINGTON FIXED INCOME SECURITIES FUND; HUNTINGTON SHORT/ INTERMEDIATE FIXED INCOME SECURITIES FUND (STEPHEN M. GEIS, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

Virtually all fixed income investors and bond mutual funds have been afflicted with the problem of rising interest rates over the first half of 1999. The rate rise was primarily the result of anticipation by investors of higher Federal Reserve rates. Although coupon or interest payments in a bond fund are not immediately or dramatically impacted by higher rates, the net asset or principal values are negatively affected. Relative to standard industry benchmarks such as Lehman Brothers Government/Corporate Bond Index, as well as peer group averages reported by Lipper Analytical Services, total return for these Funds was well within expected ranges.

Trading activity remained about average for these Funds. U.S. Treasury obligations were sold and replaced with U.S. Government agency securities. Our long-held strategies with respect to average maturity, diversification, credit quality, and laddered distribution of maturities remain intact.

HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND (DUANE J. CARPENTER, ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

U.S. Treasury rates rose another 50 - 60 basis points during the second quarter, after a similar rise during the first quarter of 1999. The rise in rates reduced future prepayment expectations in the mortgage-backed market, as well as reducing the probability that some of our agency issues would be called early. These factors extended the duration of the Fund out to 3.9 years from
3.3 years at the end of March.

We believe that economic growth will slow and that inflation is not a threat. As a result, interest rates look very attractive when compared to the levels of only six months ago. This could be a good time to put money to work in the bond market and the longer duration of the portfolio should improve returns in the second half of 1999.

HUNTINGTON MORTGAGE SECURITIES FUND (DUANE J. CARPENTER, ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

The rise in U.S. Treasury rates in the first and second quarters of 1999 reduced future prepayment expectations in the mortgage-backed market, causing the duration of the Fund to extend out to 3.5 years from 2.8 years at the end of March. No purchases or sales were made during the second quarter, allowing the principal and interest payments to accumulate and provide additional liquidity for the Fund. We expect this liquidity to be reinvested in securities with yields nearly 1% higher than what was available only six months ago.

HUNTINGTON OHIO TAX-FREE FUND (WILLIAM DOUGHTY, VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

Municipal bond yields are up significantly from the lows achieved last October, and are now measurably higher than levels that prevailed during most of last year. The slope of the yield curve remains quite steep. With municipal bonds, a yield differential in excess of 200 basis points can be obtained by moving from 1-year paper out to 18 years or so.

The Fund will continue to look for opportunities to extend the average life of the portfolio by trading out of shorter dated securities and extending out the yield curve. We will also look to swap out of securities with losses to offset gains taken earlier in the year.

HUNTINGTON MICHIGAN TAX-FREE FUND (DUANE J. CARPENTER, ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER, HUNTINGTON NATIONAL BANK)

Municipal bonds continue to offer excellent value for those investors who need tax-exempt income. Even though the average tax-exempt bond maturing in ten years yields less than five percent, this yield represents approximately 80% of a comparable taxable U.S. Treasury Note.

New purchase activity will continue to be focused on high-quality issues maturing between ten and fifteen years which we think offer some of the best value available in the fixed income market. This strategy will also help us to maintain the average maturity of the Fund between five and seven years.

PORTFOLIO OF INVESTMENTS

                                        ----------------------------------------
HUNTINGTON FLORIDA TAX-FREE MONEY FUND  June 30, 1999 (unaudited)

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

FLORIDA - 74.0%
-------------------------------------------------------------------------------

$1,300    ABN Amro Munitops, Weekly VRDNs, ABN
           Amro Bank LOC, RB, 3.640%, 04/05/06                          $ 1,300
-------------------------------------------------------------------------------
   150    Boynton Beach Recreational Facilities,
           MBIA, RB, 5.800%, 11/01/99                                       151
-------------------------------------------------------------------------------
   700    Broward County Housing Authority,  Weekly
           VRDNs, Banc One Texas N.A. LOC, RB,
           3.450%, 11/01/05                                                 700
-------------------------------------------------------------------------------
   250    Cape Coral, Special Assessment Water
           Improvement, MBIA, 6.500%, 07/01/99                              250
-------------------------------------------------------------------------------
   100    Clearwater, Water & Sewer, AMBAC, RB,
           4.500%, 12/01/99                                                 100
-------------------------------------------------------------------------------
 1,400    Collier County, Health Facilities Authority, Cleveland
           Clinic Health System, Daily VRDNs, National
           Bank of Detroit LOC, RB, 3.850%, 01/01/33                      1,400
-------------------------------------------------------------------------------
   300    Dade County, Weekly VRDNs, ADP South Inc.,
           3.730%, 11/15/17                                                 300
-------------------------------------------------------------------------------
   900    Eustis, Weekly VRDNs, Suntrust Bank
           LOC, RB, 3.750%, 11/15/17                                        900
-------------------------------------------------------------------------------
   500    Florida State Board of Education, Daily VRDNs,
           Series 67, Societe Generale LOC, GO,
           3.450%, 09/01/24                                                 500
-------------------------------------------------------------------------------
   400    Florida Housing Agency, Weekly VRDNs,
           South Point, FNMA, GO, 3.660%, 02/15/28                          400
-------------------------------------------------------------------------------
   100    Florida State Department of Natural Resources,
           Preservation 2000-A, FSA, RB, 4.600%, 07/01/99                   100
-------------------------------------------------------------------------------
   220    Fort Pierce, Capital Improvement, FGIC, RB,
           3.300%, 10/01/99                                                 220
-------------------------------------------------------------------------------
   500    Highlands County, Adventist Health System,
           Weekly VRDNs, Canadian Imperial Bank
           LOC, RB, 3.750%, 10/01/26                                        500
-------------------------------------------------------------------------------
   300    Hillsborough County, Daily VRDNs,
           Tampa Electric Co., RB, 3.350%, 09/01/25                         300
-------------------------------------------------------------------------------
   545    Indian River County, District Hospital, Weekly
           VRDNs, Krediet Bank, N.V. LOC, HRB,
           3.500%, 10/01/15                                                 545
-------------------------------------------------------------------------------
   300    Jacksonville, Health Facilities Authority, Weekly VRDNs,
           NationsBank LOC, HRB, 3.850%, 01/01/16                           300
-------------------------------------------------------------------------------
   100    Jacksonville, Electric Authority,
           Series 3-A, RB, 4.600%, 10/01/99                                 100
-------------------------------------------------------------------------------
   155    Jacksonville, Electric Authority, Series 5, RB,
           Pre-refunded at 100, 6.000%, 10/01/99                            156
-------------------------------------------------------------------------------
   200    Jacksonville, Weekly VRDNs, River Garden/Cove
           Project, First Union Corp. LOC, RB,
           3.800%, 06/01/22                                                 200
-------------------------------------------------------------------------------
   500    Jacksonville, Daily VRDNs, Genesis Rehabilitation Hospital,
           NationsBank LOC, HRB, 3.750%, 05/01/21                           500
-------------------------------------------------------------------------------
   200    Lakeland, Wastewater Improvement, MBIA, RB,
           4.500%, 10/01/99                                                 201
-------------------------------------------------------------------------------
   100    Lee County, Series A, FSA, RB, 3.000%, 08/01/99                   100
-------------------------------------------------------------------------------
   400    Manatee County, Housing Authority, Weekly VRDNs,
           Harbour Project B, Marine Midland Bank
           LOC, RB, 3.600%, 12/01/07                                        400
-------------------------------------------------------------------------------
 1,000    Manatee County, Pollution Control, Daily VRDNs,
           Florida Power & Light, RB, 3.350%, 09/01/24                    1,000

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

FLORIDA - (CONTINUED)
-------------------------------------------------------------------------------
$  700    Marion County, Housing Authority, Weekly
           VRDNs, Paddock Place, Project F, Suntrust
           Bank LOC, RB, 3.750%, 12/01/07                               $   700
-------------------------------------------------------------------------------
   925    Orange County, Weekly VRDNs, University of
           Central Florida, First Union Corp. LOC, RB,
           3.500%, 03/01/17                                                 925
-------------------------------------------------------------------------------
   500    Orange County, Health Facilities Authority,
           Weekly VRDNs, Adventist Health System/Sunbelt,
           Rabobank Nederland LOC, RB, 3.650%, 11/15/26                     500
-------------------------------------------------------------------------------
   250    Palm Beach County, School District, AMBAC, GO,
           5.375%, 08/01/99                                                 251
-------------------------------------------------------------------------------
   100    Pinellas County, Resource Recovery, MBIA, RB,
           6.500%, 10/01/99                                                 101
-------------------------------------------------------------------------------
   400    Plant City, Weekly VRDNs, Southern Florida Baptist
           Hospital Project, NationsBank LOC, HRB,
           3.650%, 03/01/13                                                 400
-------------------------------------------------------------------------------
   800    Port St. Joe, Capital Improvement, BANs,
           4.350%, 07/01/99                                                 800
-------------------------------------------------------------------------------
   330    Putnam County, Weekly VRDNs, National
           Rural Utilities Cooperative Finance, Seminole
           Electric H2, RB, 3.550%, 03/15/14                                330
-------------------------------------------------------------------------------
   400    Putnam County, Semi-annual VRDNs,
           National Rural Utilities Cooperative Finance,
           RB, 3.130%, 12/15/09                                             400
-------------------------------------------------------------------------------
   600    St. Johns County, HFA, Weekly VRDNs, Anastasia Shore Apartments
           Project, NationsBank LOC, RB, 3.500%, 11/01/14                   600
-------------------------------------------------------------------------------
   175    St. Johns County, School Board, MBIA, RB,
           4.400%, 07/01/99                                                 175
-------------------------------------------------------------------------------
 1,200    St. Lucie County, Daily VRDNs, Florida
           Power & Light, RB, 3.350%, 01/01/26                            1,200
-------------------------------------------------------------------------------
   450    St. Lucie County, Monthly VRDNs, Florida
           Convalescent Centers, Toronto Dominion Bank
           LOC, HRB, 3.500%, 01/01/11                                       450
-------------------------------------------------------------------------------
   380    St. Lucie County, AMBAC, GO, 4.000%, 10/01/99                     381
-------------------------------------------------------------------------------
   100    St. Petersburg, Public Improvement, MBIA, RB,
           5.800%, 02/01/00                                                 101
-------------------------------------------------------------------------------
   200    Tallahassee, Municipal Electric, RB,
           5.100%, 10/01/99                                                 201
-------------------------------------------------------------------------------
   400    Volusia County, Housing Authority, Weekly VRDNs,
           Sun Pointe Apartments Project-Series H,
           Key Bank LOC, RB, 3.550%, 12/01/05                               400
-------------------------------------------------------------------------------
TOTAL FLORIDA (AT AMORTIZED COST)                                        18,538
-------------------------------------------------------------------------------
OTHER - 26.6%
   200    Abilene TX, Hendrick Medical Center,
           MBIA, RB, 5.100%, 09/01/99                                       201
-------------------------------------------------------------------------------
   100    Avon CO, MBIA, RB, 3.250%, 09/15/99                               100
-------------------------------------------------------------------------------
   155    Brazos River Authority TX, RB,
           Pre-refunded at 100, 6.900%, 08/15/99                            156
-------------------------------------------------------------------------------
   190    Cincinnati & Hamilton County OH,
           Semi-annual VRDNs, Banc One LOC, RB,
           3.750%, 08/01/15                                                 190
-------------------------------------------------------------------------------
   280    Clarendon NY, BANs, 3.625%, 12/22/99                              280
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                        ---------------------------------------
HUNTINGTON FLORIDA TAX-FREE MONEY FUND  (Continued)


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

OTHER - (CONTINUED)
-------------------------------------------------------------------------------

$  100    Coconino AZ, AMBAC, GO, 4.500%, 07/01/99                      $   100
-------------------------------------------------------------------------------
   188    Cook County IL, School District, FGIC, GO,
           4.650%, 12/01/99                                                 189
-------------------------------------------------------------------------------
   230    Corpus Christi TX, EDR, Semi-annual
           VRDNs, PNC Bank of Ohio N.A.
           LOC, 3.350%, 08/01/11                                            230
-------------------------------------------------------------------------------
   200    Crawford County OH, AMBAC, GO,
           3.150%, 12/01/99                                                 200
-------------------------------------------------------------------------------
   800    Cuyahoga County OH, University Hospitals of
           Cleveland, Daily VRDNs, Chase Manhattan Bank
           LOC, RB, 3.800%, 01/01/16                                        800
-------------------------------------------------------------------------------
   100    Glenwood Springs CO, MBIA, RB,
           3.250%, 10/01/99                                                 100
-------------------------------------------------------------------------------
   300    Harvard IL, Harvard Memorial Hospital Project,
           Weekly VRDNs, First of America Bank IL
           LOC, HRB, 3.850%, 07/01/18                                       300
-------------------------------------------------------------------------------
   200    Iowa Student Loan Liquidity Corp., AMBAC, RB,
           6.500%, 12/01/99                                                 203

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

OTHER - (CONTINUED)
-------------------------------------------------------------------------------

$  670    McCreary County KY, Weekly VRDNs, Fifth
           Third Bank LOC, RB, 3.750%, 04/01/13                         $   670
-------------------------------------------------------------------------------
   450    McCreary County KY, Weekly VRDNs, Series B,
           Fifth Third Bank LOC, RB, 3.750%, 04/01/13                       450
-------------------------------------------------------------------------------
   250    New Haven CT, Series A, FGIC, GO,
           4.300%, 08/01/99                                                 250
-------------------------------------------------------------------------------
   500    Northern Ozaukee WI, School District, BANs,
           3.400%, 02/01/00                                                 500
-------------------------------------------------------------------------------
   250    Opelika AL, AMBAC, GO, 3.250%, 07/01/99                           250
-------------------------------------------------------------------------------
   100    Shreveport LA, ETM, MBIA, GO, 8.500%, 07/01/99                    100
-------------------------------------------------------------------------------
   400    Trinity River TX, Daily VRDNs, IDA, ADP, Inc.
           Project, RB, 3.700%, 01/01/13                                    400
-------------------------------------------------------------------------------
 1,000    Wadworth OH, CSD, BANs, 3.470%, 08/10/99                        1,001
-------------------------------------------------------------------------------
TOTAL OTHER                                                               6,670
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (AT AMORTIZED COST)                                  $25,208
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.


                              -------------------------------------------------
HUNTINGTON MONEY MARKET FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

(A) COMMERCIAL PAPER - 95.6%
-------------------------------------------------------------------------------

AGRICULTURE - 1.8%
$ 7,570   Archer-Daniels-Midland, 4.780%, 08/12/99                      $ 7,528
 10,000   Archer-Daniels-Midland, 4.900%, 09/20/99                        9,890
-------------------------------------------------------------------------------
                                                                         17,418
-------------------------------------------------------------------------------
AUTOMOTIVE - 4.6%
 15,000   Daimler Chrysler N.A., 4.760%, 07/13/99                        14,976
 15,000   Daimler Chrysler N.A., 4.780%, 08/13/99                        14,914
 15,000   General Motors Acceptance Corp.,
           5.020%, 09/15/99                                              14,841
-------------------------------------------------------------------------------
                                                                         44,731
-------------------------------------------------------------------------------
BANKING - 5.7%
 15,000   Morgan J. P. & Co., 4.890%, 09/15/99                           14,845
 10,000   National City Credit Corp., 4.760%, 07/20/99                    9,975
 15,000   National City Credit Corp., 4.810%, 08/04/99                   14,932
 15,000   Toronto Dominion Holdings, 4.780%, 07/06/99                    14,990
-------------------------------------------------------------------------------
                                                                         54,742
-------------------------------------------------------------------------------
BANKING & FINANCE - 2.6%
 10,000   Goldman Sachs & Co., 4.850%, 07/09/99                           9,989
 15,000   Goldman Sachs & Co., 5.040%, 09/20/99                          14,830
-------------------------------------------------------------------------------
                                                                         24,819
-------------------------------------------------------------------------------
CHEMICALS - 9.1%
  7,300   Air Products & Chemicals, Inc., 4.960%, 07/19/99                7,282
 17,500   Akzo Nobel Inc., 4.770%, 08/23/99                              17,370
 15,000   du Pont (E.I.) de Nemours & Co., 4.800%, 07/08/99              14,986
 15,000   du Pont (E.I.) de Nemours & Co., 4.900%, 09/17/99              14,841
 10,000   Monsanto Co., 5.020%, 07/22/99                                  9,971
 13,000   Monsanto Co., 5.030%, 08/10/99                                 12,927
 10,000   U.S. Borax Inc., 5.040%, 09/21/99                               9,920
-------------------------------------------------------------------------------
                                                                         87,297
-------------------------------------------------------------------------------
CONSUMER PRODUCTS - 6.5%
 10,000   Fortune Brands, Inc., 4.820%, 07/19/99                          9,976
 10,000   Fortune Brands, Inc., 4.790%, 07/27/99                          9,966
 15,000   Hasbro Inc., 4.860%, 08/09/99                                  14,921
 15,000   Hasbro Inc., 5.220%, 10/01/99                                  14,800
 13,000   Snap On Inc., 5.110%, 07/08/99                                 12,987
-------------------------------------------------------------------------------
                                                                         62,650
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

(A) COMMERCIAL PAPER - (CONTINUED)
-------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 4.7%
$10,000   Minnesota Mining & Manufacturing,
           4.950%, 08/09/99                                             $ 9,946
 10,000    Motorola, Inc., 4.800%, 07/02/99                               9,999
 10,000    Motorola, Inc., 4.990%, 07/29/99                               9,961
 15,000    Siemens Capital Corp., 4.930%,
           09/16/99                                                      14,842
-------------------------------------------------------------------------------
                                                                         44,748
-------------------------------------------------------------------------------

ENERGY - 1.0%
 10,000   Duke Energy Corp., 4.770%, 07/16/99                             9,980
-------------------------------------------------------------------------------
                                                                          9,980
-------------------------------------------------------------------------------
ENTERTAINMENT - 2.6%
 10,000   The Walt Disney Co., 4.740%, 07/09/99                           9,989
 15,000 The Walt Disney Co., 4.780%, 08/26/99                            14,889
-------------------------------------------------------------------------------
                                                                         24,878
-------------------------------------------------------------------------------
FEDERAL AGENCY  - 2.8%
 15,000   Federal Home Loan Mortgage Corp., 4.730%,
           09/09/99                                                      14,862
 11,720   Federal Home Loan Mortgage Corp., 4.740%,
           09/09/99                                                      11,613
-------------------------------------------------------------------------------
                                                                         26,475
-------------------------------------------------------------------------------
FINANCE COMMERCIAL - 8.8%
 15,000   General Electric Capital Corp., 4.760%,
           07/01/99                                                      15,000
 15,000   General Electric Capital Corp., 4.800%,
           07/07/99                                                      14,988
 15,000   IBM Credit Corp., 4.780%, 08/11/99                             14,918
 10,000   IBM Credit Corp., 4.950%, 09/03/99                              9,912
 15,000   Xerox Credit Corp., 4.780%, 07/12/99                           14,978
 15,000   Xerox Credit Corp., 5.020%, 07/27/99                           14,946
-------------------------------------------------------------------------------
                                                                         84,742
-------------------------------------------------------------------------------
FOOD & BEVERAGE - 4.7%
 15,000   Anheuser Busch Co., 5.000%, 07/23/99                           14,954
 15,000   Coca-Cola, Inc., 4.770%, 07/16/99                              14,970
 15,000   Coca-Cola, Inc., 4.890%, 08/18/99                              14,902
-------------------------------------------------------------------------------
                                                                         44,826
-------------------------------------------------------------------------------

                               ------------------------------------------------
HUNTINGTON MONEY MARKET FUND  (Continued)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
(A) COMMERCIAL PAPER - (CONTINUED)
-------------------------------------------------------------------------------
FOOD PRODUCTS - 7.1%
$10,000   Golden Peanut Co., 4.790%, 08/11/99                           $ 9,946
 11,000   Golden Peanut Co., 5.020%, 09/14/99                            10,885
 15,000   Heinz H.J. Co., 4.780%, 07/12/99                               14,978
 10,000   Heinz H.J. Co., 4.830%, 07/23/99                                9,970
 13,000   Hershey Foods, Inc., 4.770%, 07/14/99                          12,978
 10,000   Hershey Foods, Inc., 4.830%, 08/16/99                           9,938
-------------------------------------------------------------------------------
                                                                         68,695
-------------------------------------------------------------------------------
FUNDING CORP - 2.1%
 10,000   New Center Asset Trust, 4.870%, 08/23/99                        9,928
 10,000   New Center Asset Trust, 5.840%, 09/21/99                        9,885
-------------------------------------------------------------------------------
                                                                         19,813
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & HOUSEWARES - 2.6%
 15,000   Procter & Gamble Co., 4.760%, 07/15/99                         14,972
 10,000   Procter & Gamble Co., 4.850%, 08/06/99                          9,952
-------------------------------------------------------------------------------
                                                                         24,924
-------------------------------------------------------------------------------
INSURANCE - 2.6%
 12,000   AI Credit Corp., 4.830%, 08/02/99                              11,949
 13,000   USAA Capital Corp., 5.000%, 07/20/99                           12,966
-------------------------------------------------------------------------------
                                                                         24,915
-------------------------------------------------------------------------------
MEDICAL SUPPLIES - 3.3%
 10,000   Becton Dickinson, 4.900%, 08/30/99                              9,918
 16,400   Becton Dickinson, 5.000%, 08/31/99                             16,261
  5,400   Becton Dickinson, 5.050%, 09/13/99                              5,344
-------------------------------------------------------------------------------
                                                                         31,523
-------------------------------------------------------------------------------
METALS & MINING - 2.1%
 10,000   Aluminum Company America, 4.840%, 07/21/99                      9,973
 10,000   Aluminum Company America, 4.970%, 07/21/99                      9,972
-------------------------------------------------------------------------------
                                                                         19,945
-------------------------------------------------------------------------------
OIL & GAS - 1.0%
 10,000   Shell Oil Co., 4.840%, 07/28/99                                 9,964
-------------------------------------------------------------------------------
                                                                          9,964
-------------------------------------------------------------------------------
PHARMACEUTICALS - 4.1%
 10,000   Schering Corp., 4.850%, 07/29/99                                9,962
 15,000   Schering Corp., 4.880%, 08/17/99                               14,905
 15,000   Warner Lambert Co., 4.830%, 08/17/99                           14,905
-------------------------------------------------------------------------------
                                                                         39,772
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
(A) COMMERCIAL PAPER - (CONTINUED)
-------------------------------------------------------------------------------
PRINTING & PUBLISHING - 4.0%
$11,100   McGraw-Hill Companies, Inc., 4.780%, 08/05/99                $ 11,048
 11,000   McGraw-Hill Companies, Inc., 5.030%, 09/27/99                  10,865
  6,750   Times Mirror, Co., 4.840%, 07/22/99                             6,731
 10,000   Times Mirror, Co., 4.830%, 08/12/99                             9,944
-------------------------------------------------------------------------------
                                                                         38,588
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - 10.9%
 20,000   A T&T Corp., 4.700%, 07/19/99                                  19,953
 10,000   A T&T Corp., 4.740%, 07/29/99                                   9,963
 15,000   Ameritech, Corp., 4.780%, 07/26/99                             14,950
 15,000   BellSouth Telecommunications, Inc.,
           4.800%, 07/09/99                                              14,984
 15,000   BellSouth Telecommunications, Inc.,
           4.760%, 07/20/99                                              14,962
 15,000   Lucent Technologies, 4.830%, 08/03/99                          14,934
 15,000   Lucent Technologies, 4.870%, 08/13/99                          14,913
-------------------------------------------------------------------------------
                                                                        104,659
-------------------------------------------------------------------------------
UTILITIES - 0.9%
  9,100   Baltimore Gas & Electric Co., 5.220%, 07/08/99                  9,091
-------------------------------------------------------------------------------
                                                                          9,091
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER  (AT AMORTIZED COST)                             919,195
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.8%
-------------------------------------------------------------------------------
 5,713    Morgan Stanley & Co., Inc., 4.720%, dated
           06/30/99, due 07/01/99, repurchase price
           $5,713,749 (collateralized by U.S. Treasury
           obligations, total par value $4,315,000,
           12.750%, 11/15/10, total market
           value $5,894,841)                                              5,713
40,000    Morgan Stanley & Co., Inc., 4.750%, dated
           06/30/99, due 07/01/99, repurchase price
           $40,005,277 (collateralized by FHLB
           obligations, total par value $41,240,000,
           5.790%, 06/01/02, total market
           value $40,919,513)                                            40,000
-------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                              45,713
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (AT AMORTIZED COST)                                 $964,908
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.


                                             ----------------------------------
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND  June 30, 1999 (unaudited)

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO - 98.2%
-------------------------------------------------------------------------------
$1,500    Allen County, BANs, 3.350%, 04/13/00                         $  1,502
-------------------------------------------------------------------------------
 1,405    American Municipal Power, Inc., BANs,
           3.400%, 12/03/99                                               1,405
-------------------------------------------------------------------------------
 1,340    Ashland County, IDR, Weekly VRDNs, Landover
           Properties, Banc One Dayton N.A. LOC,
           3.570%, 11/01/04                                               1,340
-------------------------------------------------------------------------------
 1,300    Ashland, BANs, 3.300%, 03/16/00                                 1,302
-------------------------------------------------------------------------------
 1,300    Brunswick, BANs, 3.700%, 09/15/99                               1,301
-------------------------------------------------------------------------------
 1,500    Butler County, LTD, BANs, 3.490%, 03/16/00                      1,504
-------------------------------------------------------------------------------
 1,500    Butler County, LTD, BANs, 3.550%, 10/21/99                      1,502
-------------------------------------------------------------------------------
 2,000    Canton, BANs, 3.910%, 06/08/00                                  2,011
-------------------------------------------------------------------------------
 1,895    Centerville, Weekly VRDNs, Betheny Village,
           PNC Bank LOC, 3.500%, 11/01/13                                 1,895
-------------------------------------------------------------------------------
 3,000    Cincinnati Hamilton, Daily VRDNs, Kenwood
           Project, Krediet Bank N.V. LOC, 3.600%, 09/01/25               3,000
-------------------------------------------------------------------------------
 1,570    Clark County, BANs, 3.550%, 05/10/00                            1,574
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO - (CONTINUED)
-------------------------------------------------------------------------------
$5,000    Cleveland, Income Tax, Weekly VRDNs, AMBAC,
           Toronto Dominion Bank LOC, RB,
           3.300%, 05/15/24                                            $  5,000
-------------------------------------------------------------------------------
 4,500    Columbus, Electric System Revenue, Monthly
           VRDNs, Union Bank of Switzerland LOC,
           3.300%, 09/01/09                                               4,500
-------------------------------------------------------------------------------
 8,700    Columbus, Weekly VRDNs, Series 1994, SSRB,
           3.700%, 06/01/11                                               8,700
-------------------------------------------------------------------------------
 1,400    Columbus, Weekly VRDNs, Westdeutsche
           Landersbank LOC, 3.650%, 06/01/16                              1,400
 -------------------------------------------------------------------------------
   525    Columbus, Weekly VRDNs, Westdeutsche
           Landersbank LOC, GO, 3.650%, 12/01/17                            525
-------------------------------------------------------------------------------
 2,575    Coshocton County, Weekly VRDNs, Echoing Hills Village,
           Bank One Columbus N.A. LOC, HRB, 3.620%, 03/01/14              2,575
-------------------------------------------------------------------------------
 2,000    Cuyahoga County, Weekly VRDNs,
           Cleveland Clinic Foundation, Chase
           Manhattan Bank LOC, HRB, 3.500%, 01/01/24                      2,000
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO - (CONTINUED)
-------------------------------------------------------------------------------
$  455    Cuyahoga County, Cleveland Neighborhood,
           Key Bank LOC, RB, 3.400%, 06/01/02                         $     455
-------------------------------------------------------------------------------
 1,400    Cuyahoga County, Daily VRDNs, Cleveland Orchestra,
           Bank of America LOC, 3.450%, 04/01/28                          1,400
-------------------------------------------------------------------------------
 2,000    Cuyahoga County, Weekly VRDNs,
           Cleveland Clinic, Series 1996A, Morgan
           Guaranty Trust LOC, HRB, 3.450%, 01/01/26                      2,000
-------------------------------------------------------------------------------
 3,500    Cuyahoga County, Weekly VRDNs, Cleveland
           Clinic, Series B, HRB, 3.500%, 01/01/26                        3,500
-------------------------------------------------------------------------------
 1,800    Cuyahoga County, Weekly VRDNs, Cleveland Clinic,
           Series D, HRB, 3.500%, 01/01/26                                1,800
-------------------------------------------------------------------------------
 1,500    Cuyahoga County, IDA, Weekly VRDNs,
           Allen Group Inc., Dresdner Bank AG
           NY LOC, 3.350%, 12/01/15                                       1,500
-------------------------------------------------------------------------------
   975    Cuyahoga County, IDR, Fogg Centax 11 Project,
           Equitable Federal LOC, 3.200%, 07/01/99 (e)                      975
-------------------------------------------------------------------------------
 1,600    Cuyahoga County, IDR, Weekly VRDNs,
           Edgecomb Metals, Banque Nationale De
           Paris LOC, 3.650%, 09/01/09                                    1,600
-------------------------------------------------------------------------------
 1,105    Delaware, BANs, 3.360%, 06/01/00                                1,106
-------------------------------------------------------------------------------
 1,800    Dover, BANs, 3.900%, 09/09/99                                   1,801
-------------------------------------------------------------------------------
 1,300    Erie County, BANs, 3.375%, 11/18/99                             1,302
-------------------------------------------------------------------------------
 2,000    Euclid, BANs, 3.220%, 12/30/99                                  2,002
-------------------------------------------------------------------------------
 2,279    Euclid, CSD, BANs, 3.750%, 06/15/00                             2,288
-------------------------------------------------------------------------------
 1,600    Evendale, IDR, Weekly VRDNs, Shaver Real Estate,
           ABN AMRO Bank LOC, 3.650%, 09/01/15                            1,600
-------------------------------------------------------------------------------
 1,600    Fairfield, BANs, 3.80%, 08/27/99                                1,600
-------------------------------------------------------------------------------
   995    Fairfield, BANs, 3.750%, 06/09/00                                 998
-------------------------------------------------------------------------------
 5,000    Franklin County, Weekly VRDNs, Series 1996,
           U.S. Health, Morgan Guaranty Trust
           LOC, HRB, 3.550%, 12/01/21                                     5,000
-------------------------------------------------------------------------------
 1,100    Franklin County, Weekly VRDNs, Children's Hospital,
           Banc One SPA, HRB, 3.720%, 12/01/14                            1,100
-------------------------------------------------------------------------------
   100    Franklin County, Weekly VRDNs, Franciscan
           Sisters, Chase Manhattan Bank LOC, HRB,
           3.800%, 07/01/15                                                 100
-------------------------------------------------------------------------------
 2,500    Franklin County, Weekly VRDNs, Holy Cross
           Health, Morgan Guaranty Trust LOC, HRB,
           3.650%, 06/01/16                                               2,500
-------------------------------------------------------------------------------
   750    Franklin County, IDR, Weekly VRDNs, Columbus
           College Art & Design, Bank One LOC,
           3.620%, 10/01/11                                                 750
-------------------------------------------------------------------------------
 1,400    Franklin County, Weekly VRDNs, Dominican Sisters,
           Fifth Third Bank LOC, 3.600%, 12/01/16                         1,400
-------------------------------------------------------------------------------
 2,500    Franklin County, Series 1998, Weekly VRDNs,
           HRB, 3.650%, 12/01/28                                          2,500
-------------------------------------------------------------------------------
 1,100    Hamilton County, Monthly VRDNs, Automated
           Data Processing Co., 3.250%, 10/15/12                          1,100
-------------------------------------------------------------------------------
 2,000    Hamilton County, Weekly VRDNs, Children's Hospital,
           Series A, PNC Bank LOC, HRB, 3.620%, 05/15/17                  2,000
-------------------------------------------------------------------------------
 2,000    Hamilton County, Weekly VRDNs, Bank One
           Indiana N.A. LOC, HRB, 3.600%, 01/01/30                        2,000
-------------------------------------------------------------------------------
 5,300    Hamilton County, Weekly VRDNs, Health Alliance,
           Series A, MBIA, HRB, 3.250%, 01/01/18                          5,300
-------------------------------------------------------------------------------
 1,800    Hamilton County, Weekly VRDNs, Health Alliance,
           Series B, MBIA, HRB, 3.350%, 01/01/18                          1,800
-------------------------------------------------------------------------------
 1,735    Hamilton County, Weekly VRDNs, Cincinnati
           Arts Association, Fifth Third Bank LOC,
           3.670%, 05/01/13                                               1,735
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

OHIO - (CONTINUED)
-------------------------------------------------------------------------------
$4,000    Hamilton County, Weekly VRDNs, Health Alliance,
           Series E, MBIA, HRB, 3.250%, 01/01/18                       $  4,000
-------------------------------------------------------------------------------
 2,000    Hancock County, BANs, 3.42%, 12/01/99                           2,003
-------------------------------------------------------------------------------
 1,500    Highland Heights, BANs, 3.250%, 11/18/99                        1,501
-------------------------------------------------------------------------------
 1,000    Hilliard, BANs, 3.850%, 09/09/99                                1,001
 ------------------------------------------------------------------------------
 1,820    Lorain County, Weekly VRDNs, United Methodist
           Project, Key Bank LOC, 3.550%, 06/01/22                        1,820
-------------------------------------------------------------------------------
 1,000    Loveland, GO, BANs, 3.860%, 09/09/99                            1,000
-------------------------------------------------------------------------------
 5,000    Lucas County, Weekly VRDNs, Toledo
           Zoological Society, Key Bank LOC, RB,
           3.650%, 10/01/05                                               5,000
-------------------------------------------------------------------------------
 2,775    Lyndhurst, BANs, 3.375%, 03/16/00                               2,779
-------------------------------------------------------------------------------
   900    Mahoning County, Weekly VRDNs, Series 1992,
           Copeland Oaks, Bank One LOC,
           3.620%, 04/01/17                                                 900
-------------------------------------------------------------------------------
 2,000    Mahoning County, Weekly VRDNS, Forum Health Obligation
           Group B, MBIA, HRB, 3.570%, 12/01/28                           2,000
-------------------------------------------------------------------------------
   900    Marion County, Weekly VRDNs, Bank One LOC,
           3.620%, 08/01/20                                                 900
-------------------------------------------------------------------------------
 3,000    Marysville Exempted Village, BANs,
           3.610%, 06/01/00                                               3,008
-------------------------------------------------------------------------------
 4,855    Mason County, EDR, Weekly VRDNs, Cedar Village
           Project, 3.700%, 12/01/07                                      4,855
 ------------------------------------------------------------------------------
 1,500    Mason, CSD, BANs, 3.380%, 02/17/00                              1,504
 ------------------------------------------------------------------------------
 2,000    Middleburg Heights, Weekly VRDNs, Southwest
           General Health, Key Bank LOC, 3.600%, 08/15/22                 2,000
-------------------------------------------------------------------------------
 1,300    Montgomery County, Daily VRDNs, Miami Valley
           Hospital, Series A, National City Bank LOC, SPA,
           3.450%, 11/15/22                                               1,300
-------------------------------------------------------------------------------
 1,800    Montgomery County, Weekly VRDNs, Society
           St. Vincent DePaul, National City Bank LOC,
           3.600%, 12/01/10                                               1,800
-------------------------------------------------------------------------------
 1,000    Morrow County, Weekly VRDNs, Field Container,
           American National Bank LOC,
           3.550%, 12/01/99                                               1,000
-------------------------------------------------------------------------------
 1,000    Ohio School Districts, BANs, 4.140%, 06/30/00                   1,007
-------------------------------------------------------------------------------
 2,000    Ohio State, Air Quality Development Authority,
           Cleveland Electric, FGIC, RB,
           3.000%, 07/08/99 (e)                                           2,000
-------------------------------------------------------------------------------
 2,700    Ohio State, Air Quality Development Authority,
           Daily VRDNs, Mead Corp., Deutsche Bank LOC,
           3.800%, 10/01/01                                               2,700
-------------------------------------------------------------------------------
 3,900    Ohio State, HEF, Weekly VRDNs, Fifth Third
           Bank LOC, 3.620%, 09/01/17                                     3,900
-------------------------------------------------------------------------------
 2,130    Ohio State, HEF, Weekly VRDNs, Fifth Third
           Bank LOC, 3.620%, 09/01/24                                     2,130
-------------------------------------------------------------------------------
 1,000    Ohio State, HEF, Weekly VRDNs, Mt. Vernon
           Nazarene College, National City Bank LOC,
           3.650%, 9/01/09                                                1,000
-------------------------------------------------------------------------------
 3,000    Ohio State, HEF, Weekly VRDNs, Malone College,
           National City Bank LOC, 3.650%, 10/01/22                       3,000
-------------------------------------------------------------------------------
 3,500    Ohio State, Water Development Authority, Daily
           VRDNs, Mead Corp., Bank of America LOC,
           3.800%, 11/01/15                                               3,500
-------------------------------------------------------------------------------
 4,000    Ohio State, Water Development Authority, Weekly
           VRDNs, Cleveland Electric, First Chicago LOC,
           3.650%, 07/01/20                                               4,000
-------------------------------------------------------------------------------
 1,000    Ohio State, Water Development, Cleveland Electric,
           Series A, FGIC, RB, 3.650%, 07/08/99 (e)                       1,000
-------------------------------------------------------------------------------
 2,747    Orange, CSD, BANs, 3.500%, 06/08/00                             2,753
-------------------------------------------------------------------------------

                                             ----------------------------------
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND  (Continued)

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO - (CONTINUED)
-------------------------------------------------------------------------------
$   935   Orrville, Weekly VRDNs, National City Bank
          LOC, HRB, 3.550%, 12/01/07                                   $    935
-------------------------------------------------------------------------------
  1,000   Ottawa, BANs, 4.000%, 08/06/99                                  1,000
-------------------------------------------------------------------------------
  1,000   Sandusky, BANs, 4.125%, 07/29/99                                1,000
-------------------------------------------------------------------------------
  1,000   Sandusky, BANs, 3.875%, 09/16/99                                1,001
-------------------------------------------------------------------------------
  3,000   Sharonville, IDR, Weekly VRDNs, Edgecomb Metals,
           Banque Nationale De Paris LOC, 3.700%, 11/01/09                3,000
-------------------------------------------------------------------------------
  1,000   Solon, BANs, 3.600%, 06/15/00                                   1,003
-------------------------------------------------------------------------------
  2,500   Summit County, BANs, 3.625%, 11/18/99                           2,507
-------------------------------------------------------------------------------
  2,000   Summit County, BANs, 3.800%, 06/01/00                           2,011
-------------------------------------------------------------------------------
  2,350   The Ohio State University, Weekly VRDNs,
           General Receipts, RB, 3.500%, 12/01/27                         2,350
-------------------------------------------------------------------------------
  3,740   The Ohio State University, Weekly VRDNs,
           Series 1986B, National Westminster Bank
           PLC LOC, 3.550%, 12/01/06                                      3,740
-------------------------------------------------------------------------------
  1,660   The Ohio State University, Weekly VRDNs,
           Series 1985B, National Westminster Bank
           PLC LOC, 3.550%, 12/01/01                                      1,660
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO - (CONTINUED)
-------------------------------------------------------------------------------
$ 2,000   Toledo Lucas, RB, 3.700%, 09/01/99 (e)                       $  2,000
-------------------------------------------------------------------------------
  2,000   University of Cincinnati, General Receipts, BANs,
           3.800%, 03/01/00                                               2,003
-------------------------------------------------------------------------------
    885   Vermillion, BANs, 3.500%, 10/28/99                                886
-------------------------------------------------------------------------------
  2,500   Wooster, BANs, 3.300%, 10/14/99                                 2,501
-------------------------------------------------------------------------------
TOTAL OHIO  (AT AMORTIZED COST)                                         189,206
-------------------------------------------------------------------------------
OTHER - 1.9%
-------------------------------------------------------------------------------
     70   Nuveen Tax-Exempt Money Market Fund, Inc.,
           3.230%                                                            70
-------------------------------------------------------------------------------
  1,640   Merrill Lynch Institution Tax-Exempt Fund,
           3.470%                                                         1,640
-------------------------------------------------------------------------------
  2,000   Puerto Rico Commonwealth, Tax & Revenue
           Anticipation Note, Series A.,
           3.500%, 07/30/99                                               2,001
-------------------------------------------------------------------------------
TOTAL OTHER                                                               3,711
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (AT AMORTIZED COST)                                 $192,917
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

                                            -----------------------------------
HUNTINGTON U.S. TREASURY MONEY MARKET FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
(A) U.S. TREASURY BILLS - 37.1%
-------------------------------------------------------------------------------
$30,000   4.340%, 07/22/99                                             $ 29,924
 25,000   4.360%, 08/19/99                                               24,852
 25,000   4.567%, 09/16/99                                               24,759
 15,000   4.653%, 09/16/99                                               14,853
 20,000   4.757%, 09/30/99                                               19,762
 20,000   4.365%, 10/21/99                                               19,728
 25,000   4.615%, 11/04/99                                               24,596
 20,000   4.963%, 12/16/99                                               19,547
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS  (AT AMORTIZED COST)                          178,021
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 56.8%
-------------------------------------------------------------------------------
 40,000   Banc One Corp., 4.900%, dated 06/29/99,
           due 07/06/99, repurchase price $40,038,111
           (collateralized by various U.S.Treasury obligations,
           range in par value $1,150,000 to $39,310,000,rates
           6.125% to 6.875%, maturities 08/31/99 to 12/31/01,
           for a total market value $40,460,000)                         40,000
-------------------------------------------------------------------------------
 20,000   Commerzbank, 4.850%, dated 06/30/99,
           due 07/07/99, repurchase price $20,018,861
           (collateralized by U.S. Treasury obligations,
           total par value $15,065,000, 12.750%,
           11/15/10, total market value $20,580,714)                     20,000
-------------------------------------------------------------------------------
 20,000   Credit Suisse First Boston, 4.900%, dated 06/29/99,
           due 07/06/99, repurchase price $20,019,055
           (collateralized by U.S. Treasury obligations,
           total par value $16,546,000, 8.125%, 08/15/21, total
           market value $20,673,087)                                     20,000
-------------------------------------------------------------------------------
 50,000   Goldman Sachs Co., 4.700%, dated 06/24/99,
           due 07/01/99, repurchase price $50,045,694
          (collateralized by U.S. Treasury obligations,
           total par value $42,920,000, 7.875%, 02/15/21,
           total market value $52,210,490)                               50,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
(000)                                                                   (000)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - (CONTINUED)
-------------------------------------------------------------------------------
$10,000   Lehman Brothers, Inc., 4.850%, dated 06/30/99,
           due 07/07/99, repurchase price $10,009,430
          (collateralized by U.S. Treasury obligations,
           total par value $7,360,000, 13.750%, 08/15/04,
           total market value $10,274,798)                             $ 10,000
-------------------------------------------------------------------------------
 50,000   Merrill Lynch Corp., 4.750%, dated 06/25/99,
           due 07/02/99, repurchase price $50,046,180
          (collateralized by U.S. Treasury obligations,
           total par value $51,320,000, 5.250% 08/15/03,
           total market value $51,458,179)                               50,000
-------------------------------------------------------------------------------
 12,274   Morgan Stanley & Co., Inc., 4.720%,
           dated 06/30/99, due 07/01/99, repurchase
           price $12,275,109 (collateralized by
           U.S. Treasury obligations, total par value
           $9,235,000, 12.750%, 11/15/10, total
           market value $12,616,189)                                     12,274
-------------------------------------------------------------------------------
 50,000   Prudential Inc., 4.800%, dated 06/28/99,
           due 07/02/99, repurchase price $50,026,666,
          (collateralized by U.S. Treasury obligations,
           total par value $41,885,000, 8.125%,
           08/15/19, total market value $51,900,483)                     50,000
-------------------------------------------------------------------------------
 20,000   Salomon Smith Barney, Inc., 4.730%,
           dated 06/24/99, due 07/01/99, repurchase price
           $20,018,394 (collateralized by U.S. Treasury
           obligations, total par value $16,370,000,
           8.750%, 05/15/17, total market value $20,878,200)             20,000
-------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                             272,274
-------------------------------------------------------------------------------
U.S. TREASURY NOTE - 6.3%
 30,000    5.875%, 08/31/99                                              30,057
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTE  (AT AMORTIZED COST)                            30,057
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (AT AMORTIZED COST)                                 $480,352
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

PORTFOLIO OF INVESTMENTS

                        -------------------------------------------------------
HUNTINGTON GROWTH FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
COMMON STOCK - 94.0%
-------------------------------------------------------------------------------
BASIC INDUSTRY - 2.7%
   550     Hanna (M. A.) Co.                                           $  9,041
-------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES - 0.7%
    38    Cintas Corp.                                                    2,553
-------------------------------------------------------------------------------
CAPITAL GOODS - 2.0%
   110    Boeing Co.                                                      4,861
    33    Caterpillar, Inc.                                               1,998
-------------------------------------------------------------------------------
                                                                          6,859
-------------------------------------------------------------------------------
CHEMICALS - 3.3%
    17    Potash Corp.                                                      859
   300    Sigma Aldrich Corp.                                            10,331
-------------------------------------------------------------------------------
                                                                         11,190
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 6.0%
    75    Colgate-Palmolive Co.                                           7,405
   100    Fortune Brands, Inc.                                            4,137
   170    Gillette Co.                                                    6,970
    19    Procter & Gamble Co.                                            1,696
-------------------------------------------------------------------------------
                                                                         20,208
-------------------------------------------------------------------------------
CONSUMER PRODUCTS - 7.4%
   245    American Greetings Corp.                                        7,381
    28    Bestfoods                                                       1,386
    30    Lancaster Colony Corp.                                          1,035
    90    Media General, Inc., CL A                                       4,605
   115    Newell Co.                                                      5,347
    43    Sara Lee Corp.                                                    976
    50    Wrigley Wm. Jr. Co.                                             4,500
-------------------------------------------------------------------------------
                                                                         25,230
-------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 2.2%
   125    Avery Dennison Corp.                                            7,547
-------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 0.5%
    19    Tyco International Ltd.                                         1,830
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 6.3%
    75    Analog Devices, Inc.*                                           3,764
    71    Emerson Electric Co.                                            4,452
    88    General Electric Co.                                           10,000
    67    Hubbell, Inc.                                                   3,052
-------------------------------------------------------------------------------
                                                                         21,268
-------------------------------------------------------------------------------
ENERGY - 8.2%
   310    Anadarko Petroleum Corp.                                       11,412
    20    Exxon Corp.                                                     1,543
    27    Mobil Corp.                                                     2,723
    41    Royal Dutch Petroleum Co., ADR                                  2,470
   150    Schlumberger Limited                                            9,553
-------------------------------------------------------------------------------
                                                                         27,701
-------------------------------------------------------------------------------
ENTERTAINMENT - 2.4%
    52    Carnival Corp.                                                  2,522
   211    Mattel, Inc.                                                    5,572
-------------------------------------------------------------------------------
                                                                          8,094
-------------------------------------------------------------------------------
FINANCIAL - 3.2%
    50    American Express Co.                                            6,506
    24    Fannie Mae                                                      1,641
    60    Wells Fargo Co.                                                 2,565
-------------------------------------------------------------------------------
                                                                         10,712
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL AMOUNT /
SHARES                                                                  VALUE
(000)                                                                   (000)
-------------------------------------------------------------------------------

COMMON STOCK - (CONTINUED)
-------------------------------------------------------------------------------
FOOD & BEVERAGE - 2.5%
   217    PepsiCo, Inc.                                                $  8,395
-------------------------------------------------------------------------------
FOOD DISTRIBUTORS - 2.2%
   247    Sysco Corp.                                                     7,352
-------------------------------------------------------------------------------
HEALTH CARE - 4.5%
   400    IMS Health Inc.                                                12,500
    37    Medtronic Inc.                                                  2,850
-------------------------------------------------------------------------------
                                                                         15,350
-------------------------------------------------------------------------------
HOLDING COMPANY  - 0.5%
      --   Berkshire Hathaway Inc. CL-A*                                  1,654
      --   Berkshire Hathaway Inc. CL-B*                                     34
-------------------------------------------------------------------------------
                                                                          1,688
-------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS - 2.2%
    46    Illinois Tool Works, Inc.                                       3,772
   257    RPM, Inc.                                                       3,653
-------------------------------------------------------------------------------
                                                                          7,425
-------------------------------------------------------------------------------
INSURANCE - 1.7%
    50    American International Group                                    5,853
-------------------------------------------------------------------------------
MEDICAL SUPPLIES - 2.6%
   200    Boston Scientific Corp.                                         8,788
-------------------------------------------------------------------------------
PHARMACEUTICALS - 12.2%
   201    Abbott Laboratories                                             9,127
    38    American Home Products Corp.                                    2,185
    50    Johnson & Johnson                                               4,900
   100    Merck & Co.                                                     7,400
    50    Pfizer, Inc.                                                    5,488
    31    Pharmacia & Upjohn, Inc.                                        1,761
   200    Schering-Plough Corp.                                          10,600
-------------------------------------------------------------------------------
                                                                         41,461
-------------------------------------------------------------------------------
RETAIL - 10.3%
   225    Home Depot                                                     14,498
    98    Kohl's Corp.*                                                   7,564
   444    Walgreen                                                       13,031
-------------------------------------------------------------------------------
                                                                         35,093
-------------------------------------------------------------------------------
TECHNOLOGY - 9.4%
   300    Automatic Data Processing, Inc.                                13,200
    32    Computer Sciences Corp.*                                        2,232
   100    Diebold,  Inc                                                   2,875
    52    Microsoft Corp.*                                                4,690
    88    Oracle Corp.*                                                   3,271
    82    Solectron Corp.*                                                5,468
-------------------------------------------------------------------------------
                                                                         31,736
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.0%
    17    Vodafone AirTouch PLC - ADR*                                    3,251
-------------------------------------------------------------------------------
TOTAL COMMON STOCK  (IDENTIFIED COST $149,432)                          318,625
-------------------------------------------------------------------------------
(B) COMMERCIAL PAPER - 5.8%
$6,000    Chevron Corp., 4.940%, 07/02/99                                 6,000
-------------------------------------------------------------------------------
 6,000    Ford Motor Credit Corp., 5.100%, 07/09/99                       6,000
-------------------------------------------------------------------------------
 7,646    Prudential Funding Corp., 5.100%, 07/01/99
         (at amortized cost)                                              7,646
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (IDENTIFIED COST $19,646)                         19,646
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST $169,078)                           $338,271
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

HUNTINGTON INCOME EQUITY FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
COMMON STOCK - 86.9%
-------------------------------------------------------------------------------
BANKING & FINANCE - 15.5%
   130    Chase Manhattan Corp.                                        $ 11,261
   194    First Union Corp.                                               9,137
   200    Fleet Financial Group, Inc.                                     8,874
   100    National City Corp.                                             6,550
   110    Ohio Casualty Corp.                                             3,974
-------------------------------------------------------------------------------
                                                                         39,796
-------------------------------------------------------------------------------
BASIC INDUSTRY - 7.1%
    80    du Pont (E.I.) de Nemours & Co.                                 5,465
   450    Hanna (M. A.)  Co.                                              7,397
    90    PPG Industries, Inc.                                            5,315
-------------------------------------------------------------------------------
                                                                         18,177
-------------------------------------------------------------------------------
CAPITAL GOODS - 3.2%
   500    Worthington Industries, Inc.                                    8,219
-------------------------------------------------------------------------------
CONSUMER DURABLES - 2.6%
   120    Ford Motor Co.                                                  6,772
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 8.8%
    80    Clorox Co.                                                      8,545
   100    Deluxe Corp.                                                    3,894
    70    Gallaher Group PLC-ADR                                          1,711
   150    International Flavor & Fragrances, Inc.                         6,656
    60    Nabisco Group Holdings Corp.                                    1,174
    20    RJ Reynolds Tobacco Holdings                                      630
-------------------------------------------------------------------------------
                                                                         22,610
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 4.8%
   108    General Electric Co.                                           12,204
-------------------------------------------------------------------------------
ENERGY - 10.6%
    85    Atlantic Richfield Co.                                          7,103
    84    Exxon Corp.                                                     6,478
   100    Royal Dutch Petroleum Co., ADR                                  6,024
   120    Texaco, Inc.                                                    7,500
-------------------------------------------------------------------------------
                                                                         27,105
-------------------------------------------------------------------------------
PHARMACEUTICALS - 10.0%
   160    American Home Products Corp.                                    9,200
   140    Bristol-Meyers Squibb Co.                                       9,861
   116    Pharmacia & Upjohn, Inc.                                        6,590
-------------------------------------------------------------------------------
                                                                         25,651
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

COMMON STOCK - (CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 3.7%
    85    Mack-Cali Realty Corp.                                       $  2,630
   275    Nationwide Health Properties, Inc.                              5,242
    66    Simon Property Group, Inc.                                      1,662
-------------------------------------------------------------------------------
                                                                          9,534
-------------------------------------------------------------------------------
TECHNOLOGY - 4.2%
   180    Xerox Corp.                                                    10,631
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS - 9.4%
    60    Bell Atlantic Corp.                                             3,923
   100    GTE Corp.                                                       7,569
   200    Hong Kong Telecom Ltd., ADR                                     5,388
   125    US West, Inc.                                                   7,344
-------------------------------------------------------------------------------
                                                                         24,224
-------------------------------------------------------------------------------
UTILITIES - 7.0%
   315    DPL, Inc.                                                       5,788
   240    Ipalco Enterprises, Inc.                                        5,085
    90    Peoples Energy Corp.                                            3,392
   150    Wisconsin Energy Corp.                                          3,759
-------------------------------------------------------------------------------
                                                                         18,024
-------------------------------------------------------------------------------
TOTAL COMMON STOCK  (IDENTIFIED COST $106,730)                          222,947
-------------------------------------------------------------------------------
CORPORATE BONDS - 11.8%
$5,000    Banc One Corp., 8.000%, 04/29/27                                5,294
 4,000    Ford Capital BV, 9.500%, 06/01/10                               4,660
 2,000    General Motors, 9.400%, 07/15/21                                2,398
 5,000    Hydro-Quebec, 8.500%, 12/01/29                                  5,669
 3,000    J.C. Penney & Co., 7.650%, 08/15/16                             2,963
 2,000    KeyCorp Institutional Capital-A, 7.826%, 12/01/26               1,963
 1,500    TRW Inc., 9.350%, 06/04/20                                      1,710
 5,000    Weyerhaeuser Co., 8.500%, 01/15/25                              5,619
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS  (IDENTIFIED COST $28,482)                         30,276
-------------------------------------------------------------------------------
(B) COMMERCIAL PAPER - 1.2%
 3,095    Prudential Funding Corp., 5.100%, 07/01/99                      3,095
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER  (IDENTIFIED COST $3,095)                          3,095
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (IDENTIFIED COST $138,307)                          $256,318
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.


HUNTINGTON MICHIGAN TAX-FREE FUND  June 30, 1999 (unaudited)

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

MICHIGAN LONG-TERM MUNICIPAL SECURITIES - 95.3%
-------------------------------------------------------------------------------
$  710    Ann Arbor, Water Supply System, Series T,
           MBIA, RB, 7.375%, 02/01/03                                  $    779
-------------------------------------------------------------------------------
   300    Anchor Bay, CSD, FGIC, GO, 4.550%, 05/01/13                       279
-------------------------------------------------------------------------------
   475    Byron Center, Public Schools, GO,
           4.800%, 05/01/11                                                 461
-------------------------------------------------------------------------------
   305    Byron Center, Public Schools, GO,
           4.900%, 05/01/12                                                 296
-------------------------------------------------------------------------------
   500    Cadillac, Public Schools, FGIC, GO,
           5.375%, 05/01/10                                                 509
-------------------------------------------------------------------------------
   230    Cedar Springs, Unlimited Tax, GO,
           4.850%, 05/01/12                                                 222
-------------------------------------------------------------------------------
   500    Chelsea, SDA, FGIC, GO, Pre-refunded at 101,
           5.500%, 05/01/05 (c)                                             526
-------------------------------------------------------------------------------
   200    Clio, SDA, GO, 7.200%, 05/01/01                                   206
-------------------------------------------------------------------------------
   500    Dearborn, SDA, GO, 5.250%, 05/01/06                               512
-------------------------------------------------------------------------------
   250   Detroit, SDA, AMBAC, GO, Pre-refunded at 102,
           7.100%, 05/01/01 (c)                                             268
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

MICHIGAN LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  500    Detroit, Sewer Disposal, MBIA, RB,
           5.000%, 07/01/11                                            $    496
-------------------------------------------------------------------------------
   500    Fowlerville, Community, SDA, MBIA, GO, Pre-refunded
           at 100, 5.350%, 05/01/07 (c)                                     518
-------------------------------------------------------------------------------
   545    Grand Rapids, Downtown Development Authority,
           MBIA, TA, 6.600%, 06/01/08                                       595
-------------------------------------------------------------------------------
   500    Grand Rapids, Water Supply Authority, FGIC, RB,
           6.625%, 01/01/08                                                 523
-------------------------------------------------------------------------------
   310    Grandville, Public SDA, FGIC, GO,
           6.000%, 05/01/05                                                 332
-------------------------------------------------------------------------------
   490    Greenville, Public School District, GO,
           4.900%, 05/01/13                                                 474
-------------------------------------------------------------------------------
   500    Grosse Ile Township, SDA, FGIC, GO, Pre-refunded at 100, 5.600%,
           05/01/07 (c)                                                     526
-------------------------------------------------------------------------------
   500    Harrison, Community School Project, AMBAC, GO,
           5.800%, 05/01/05                                                 530
-------------------------------------------------------------------------------
   655    Holland, Water Supply System, Series A, RB,
           5.250%, 07/01/12                                                 653
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

HUNTINGTON MICHIGAN TAX-FREE FUND  (Continued)
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
MICHIGAN LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$   355   Holton, Public Schools, FGIC, RB,
           4.800%, 05/01/13                                            $    340
-------------------------------------------------------------------------------
    500   Huron Valley, SDA, FGIC, GO, Pre-refunded at 100,
           5.450%, 05/01/07 (c)                                             521
-------------------------------------------------------------------------------
    500   Jenison, Public Schools, FGIC, GO,
           5.400%, 05/01/08                                                 516
-------------------------------------------------------------------------------
    450   Kelloggsville, Public Schools, FGIC, GO,
           5.000%, 05/01/13                                                 439
-------------------------------------------------------------------------------
    500   Kenowa Hills, Public Schools, MBIA, GO,
           5.500%, 05/01/08                                                 517
-------------------------------------------------------------------------------
    200   Kent, HFA, Mary Free Hospital Project,
           Series A, RB, 6.500%, 04/01/05                                   207
-------------------------------------------------------------------------------
    500    Kent, HFA, Pine Rest Christian Hospital Project,
           FGIC, RB, 6.500%, 11/01/10                                       529
-------------------------------------------------------------------------------
    780   Lake Orion, Community School District, GO,
           4.950%, 05/01/11                                                 768
-------------------------------------------------------------------------------
    500   Lake Shore, Public Schools, Macomb County, GO,
           5.400%, 05/01/12                                                 509
-------------------------------------------------------------------------------
    525   Lansing, Building Authority, GO, ETM,
           7.150%, 06/01/03                                                 548
-------------------------------------------------------------------------------
    350   Lenawee County, Building Authority, Human
           Services Project, AMBAC, GO, 6.000%, 05/01/09                    366
-------------------------------------------------------------------------------
    500   Lincoln Park, SDA, FGIC, GO,
           5.500%, 05/01/06                                                 522
-------------------------------------------------------------------------------
    110   Mancelona, Public Schools, GO, 5.200%, 05/01/12                   110
-------------------------------------------------------------------------------
    500   Mattawan, SDA, GO, 6.400%, 05/01/09                               533
-------------------------------------------------------------------------------
    750   Michigan State, RB, 5.250%, 01/01/08                              747
-------------------------------------------------------------------------------
    500   Michigan State, Building Authority, AMBAC, GO,
           Pre-refunded at 102, 6.750%, 10/01/01 (c)                        537
-------------------------------------------------------------------------------
  1,000   Michigan State, Environmental Protection Program,
           GO, Pre-refunded at 102, 6.250%, 11/01/02 (c)                  1,076
-------------------------------------------------------------------------------
    350   Michigan State, HEA, Hope College Project,
           Series B, RB, 5.900%, 04/01/09                                   356
-------------------------------------------------------------------------------
    500   Michigan State, HEA, Student Loan, Series 13,
           AMBAC, RB, 5.700%, 04/01/02                                      513
-------------------------------------------------------------------------------
    300   Michigan State, HFA, Central Michigan Community
           Hospital, Series A, RB, 5.750%, 10/01/02                         308
-------------------------------------------------------------------------------
    450   Michigan State, HFA, Daughters Charity Project,
           RB, 5.500%, 11/01/05                                             471
-------------------------------------------------------------------------------
    500   Michigan State, HFA, Detroit Medical Center Project,
           Series A, RB, 6.375%, 08/15/09                                   504
-------------------------------------------------------------------------------
    500   Michigan State, HFA, Mercy Health Services,
           Series Q, AMBAC, RB, 5.100%, 08/15/07                            508
-------------------------------------------------------------------------------
    660   Michigan State, HFA, Otsego Memorial Hospital
           Project, RB, 6.000%, 01/01/09                                    682
-------------------------------------------------------------------------------
    615   Michigan State, HFA, Sparrow Obligated Group
           Project, MBIA, RB, 6.300%, 11/15/03                              653
-------------------------------------------------------------------------------
    200   Michigan State, HFA, Saint John Hospital Project,
           Series A, AMBAC, RB, 5.750%, 05/15/04                            211
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
MICHIGAN LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  420    Michigan State, Housing Development Authority,
           Walled Lake Villa Project, FSA, RB,
           5.850%, 04/15/07                                            $    446
-------------------------------------------------------------------------------
   400    Michigan State, Strategic Fund, Lutheran Social
           Services Project, RB, 5.200%, 09/01/04                           408
-------------------------------------------------------------------------------
   435    Northern Michigan University, AMBAC, RB,
           Pre-refunded at 102, 5.500%,
           06/01/03 (c)                                                     459
-------------------------------------------------------------------------------
   500    Oakland County, EDA, Cranbrock Elderly Community Project, RB,
           Pre-refunded at 100, 6.375%, 11/01/04                            543
-------------------------------------------------------------------------------
   500    Oakland County, Sewer Revenue, 6.250%, 11/01/06                   508
-------------------------------------------------------------------------------
   500    Ottawa County, Holland Township Extension, GO,
           Pre-refunded at 100, 6.800%, 08/01/01                            526
-------------------------------------------------------------------------------
   500    Paw Paw, Public School District, FGIC, GO,
          6.500%, 05/01/09                                                  559
-------------------------------------------------------------------------------
   150    Rochester Hills, SDA, GO, Pre-refunded at 100,
           6.500%, 05/01/02 (c)                                             159
-------------------------------------------------------------------------------
   500    Rockford, Public School Authority, GO,
           5.600%, 05/01/05                                                 521
-------------------------------------------------------------------------------
   640    Saginaw Valley State University, RB,
           5.000%, 07/01/12                                                 630
-------------------------------------------------------------------------------
   500    Saint Joseph, Mercy Memorial Medical Center,
           AMBAC, RB, 5.125%, 01/01/09                                      504
-------------------------------------------------------------------------------
   230    Saranac, SDA, GO, 5.700%, 05/01/07                                242
-------------------------------------------------------------------------------
   400    Troy, Downtown Development Authority,
           Series A, TA, RB, 6.100%, 11/01/10                               431
-------------------------------------------------------------------------------
   300    University of Michigan, Series A-1, RB,
           5.250%, 12/01/10                                                 302
-------------------------------------------------------------------------------
   500    University of Michigan, Major Capital Projects, RB,
           5.800%, 04/01/10                                                 527
-------------------------------------------------------------------------------
   500    Utica, Community Schools Project, GO,
           5.700%, 05/01/06                                                 528
-------------------------------------------------------------------------------
   405    Warren, Transportation Fund, GO, 5.000%, 06/01/07                 409
-------------------------------------------------------------------------------
   500    West Ottawa, Public School District, FGIC, GO,
           5.400%, 05/01/09                                                 514
-------------------------------------------------------------------------------
TOTAL MICHIGAN LONG-TERM MUNICIPAL SECURITIES
   (IDENTIFIED COST $29,053)                                             29,912
-------------------------------------------------------------------------------
MICHIGAN SHORT-TERM MUNICIPAL SECURITIES - 1.7%
   500    Kent, HFA, Blodgett Memorial Hospital Project,
           MBIA, RB, Pre-refunded at 100, 5.750%, 07/01/99                  500
-------------------------------------------------------------------------------
    45    Kent, HFA, Blodgett Memorial Medical Center Project,
           Series A, RB, 6.875%, 07/01/99                                    45
-------------------------------------------------------------------------------
TOTAL MICHIGAN SHORT-TERM MUNICIPAL SECURITIES
   (IDENTIFIED COST $533)                                                   545
-------------------------------------------------------------------------------
TOTAL MICHIGAN SECURITIES (IDENTIFIED COST $29,586)                      30,457
-------------------------------------------------------------------------------
CASH EQUIVALENT - 1.8%
-------------------------------------------------------------------------------
   559    Federated Michigan Municipal Cash Trust, 3.220%                   559
-------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT (IDENTIFIED COST $559)                                559
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST $30,145)                            $ 31,016
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

                               ------------------------------------------------
HUNTINGTON OHIO TAX-FREE FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO LONG-TERM MUNICIPAL SECURITIES - 92.6%
-------------------------------------------------------------------------------
$  500    Akron, GO, 5.300%, 12/01/11                                  $    508
-------------------------------------------------------------------------------
   215    Alliance, CSD, AMBAC, GO, 6.200%, 12/01/01                        225
-------------------------------------------------------------------------------
   300    Aurora, CSD, FGIC, GO, 5.500%, 12/01/07                           314
-------------------------------------------------------------------------------
   280    Avon Lake, Water System, AMBAC, RB, 5.100%, 10/01/05              286
-------------------------------------------------------------------------------
   250    Beachwood, CSD, GO, 6.600%, 12/01/04                              267
-------------------------------------------------------------------------------
   215    Bedford, CSD, Energy Conservation Improvement,
           GO, 5.350%, 06/15/02                                             219
-------------------------------------------------------------------------------
   200    Bedford, CSD, Energy Conservation Improvement,
           GO, 5.400%, 06/15/03                                             204
-------------------------------------------------------------------------------
   500    Butler County, GO, 5.000%, 12/01/12                               490
-------------------------------------------------------------------------------
   500    Butler County, Water Works Improvement, RB,
           4.700%, 12/01/13                                                 477
-------------------------------------------------------------------------------
   500    Chagrin Falls, Exempted School District, GO,
           5.100%, 12/01/10                                                 501
-------------------------------------------------------------------------------
   250    Cincinnati, GO, 6.750%, 12/01/01                                  265
-------------------------------------------------------------------------------
   500    Cleveland Heights, Series B, GO, 5.600%, 12/01/02                 522
-------------------------------------------------------------------------------
   500    Cleveland, Water Works Improvement, RB,
           5.250%, 01/01/13                                                 504
-------------------------------------------------------------------------------
   200    Cleveland, Series B, AMBAC, GO,
           6.400%, 10/01/02                                                 212
-------------------------------------------------------------------------------
   500    Cleveland, Public Power System, Series B, MBIA,
           RB, 5.900%, 11/15/01                                             519
-------------------------------------------------------------------------------
   250    Columbus, CSD, FGIC, GO, 5.050%, 12/01/02                         256
-------------------------------------------------------------------------------
   250    Columbus, GO, 6.300%, 04/15/03                                    258
-------------------------------------------------------------------------------
   270    Columbus, Series 2, GO, 5.350%, 05/15/03                          279
-------------------------------------------------------------------------------
   500    Columbus, Series B, GO, 6.300%, 01/01/05                          530
-------------------------------------------------------------------------------
   214    Columbus, GO, 5.700%, 07/15/06                                    223
-------------------------------------------------------------------------------
   300    Columbus, Series D, GO, 5.250%, 09/15/11                          303
-------------------------------------------------------------------------------
   500    Columbus, GO, 5.000%, 07/15/13                                    493
-------------------------------------------------------------------------------
   250    Copley, Fairlawn, CSD, GO, 5.150%, 12/01/01                       255
-------------------------------------------------------------------------------
   500    Cuyahoga County, GO, 5.200%, 11/15/09                             507
-------------------------------------------------------------------------------
   500    Cuyahoga County, HRB, 5.250%, 01/01/13                            503
-------------------------------------------------------------------------------
   500    Cuyahoga County, Series B, GO, 4.500%, 10/01/00                   505
-------------------------------------------------------------------------------
   200    Cuyahoga Falls, MBIA, GO, 5.400%, 12/01/06                        209
-------------------------------------------------------------------------------
   500    Dayton, Capital Facilities, GO, 5.000%, 12/01/12                  490
-------------------------------------------------------------------------------
   250    Dover, Electric System, FGIC, RB, 5.500%, 12/01/07                261
-------------------------------------------------------------------------------
   250    Dublin, CSD, FGIC, GO, 6.050%, 12/01/03                           266
-------------------------------------------------------------------------------
   250    Dublin, CSD, FGIC, GO, 6.150%, 12/01/04                           269
-------------------------------------------------------------------------------
   500    Dublin, CSD, MBIA, GO, 5.000%, 12/01/08                           504
-------------------------------------------------------------------------------
   250    Eastlake, GO, 5.000%, 12/01/04                                    255
-------------------------------------------------------------------------------
   440    Elyria, GO, 5.100%, 12/01/11                                      439
-------------------------------------------------------------------------------
   250    Euclid, GO, 6.400%, 12/01/04                                      267
-------------------------------------------------------------------------------
   500    Euclid, GO, 5.300%, 12/01/07                                      517
-------------------------------------------------------------------------------
   500    Euclid, GO, 5.450%, 12/01/08                                      519
-------------------------------------------------------------------------------
   500    Euclid, GO, 5.000%, 12/01/12                                      491
-------------------------------------------------------------------------------
   245    Fairfield, CSD, FGIC, GO, 5.650%, 12/01/06                        259
-------------------------------------------------------------------------------
   250    Findlay, SSRB, 5.200%, 07/01/06                                   256
-------------------------------------------------------------------------------
   500    Findlay, GO, 5.500%, 07/01/08                                     521
-------------------------------------------------------------------------------
   500    Franklin County, GO, 5.050%, 12/01/05                             515
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

OHIO LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  285    Franklin County, Convention Authority, MBIA, RB,
           5.500%, 12/01/03                                            $    297
-------------------------------------------------------------------------------
   305    Franklin County, MBIA, GO, 6.000%, 09/01/06
           327 500 Franklin County, Children's Hospital,
           Series A, HRB, Pre-refunded at 102,
           6.400%, 11/01/01 (c)                                             534
-------------------------------------------------------------------------------
   250    Franklin County, Children's Hospital, Series A, HRB,
           6.500%, 05/01/07                                                 268
-------------------------------------------------------------------------------
   500    Franklin County, Children's Hospital, Series A, HRB,
           5.800%, 11/01/10                                                 519
-------------------------------------------------------------------------------
   515    Gahanna, GO, 5.250%, 06/01/02                                     528
-------------------------------------------------------------------------------
   580    Gahanna, GO, 5.550%, 06/01/05                                     606
-------------------------------------------------------------------------------
   250    Gahanna, Series A, GO, Pre-refunded at 102,
           6.400%, 06/01/01 (c)                                             265
-------------------------------------------------------------------------------
   500    Gahanna-Jefferson, CSD, GO,  4.550%, 12/01/13                     466
-------------------------------------------------------------------------------
   250    Grandview Heights, GO, 7.100%, 12/01/06                           269
-------------------------------------------------------------------------------
   250    Grandview Heights, CSD, GO, 5.400%, 12/01/05                      261
-------------------------------------------------------------------------------
   300    Greene County, Water System, Series A, FGIC, RB,
           5.750%, 12/01/09                                                 317
-------------------------------------------------------------------------------
   500    Hamilton County, GO, 5.100%, 12/01/11                             499
-------------------------------------------------------------------------------
   505    Hamilton County, GO, 4.875%, 12/01/12                             492
-------------------------------------------------------------------------------
   500    Hamilton County, Children's Hospital, Series D,
           FGIC, HRB, 4.900%, 05/15/03                                      508
-------------------------------------------------------------------------------
   500    Hamilton County, Christ Hospital, Series A,
           FGIC, HRB, 6.500%, 01/01/02                                      518
-------------------------------------------------------------------------------
   300    Hamilton County, Museum Center, GO,
           5.950%, 12/01/02                                                 316
-------------------------------------------------------------------------------
   500    Hamilton County, SSRB, 4.700%, 12/01/09                           490
-------------------------------------------------------------------------------
   155    Hamilton County, Series A, SSRB,
           6.300%, 12/01/01                                                 162
-------------------------------------------------------------------------------
   305    Hamilton County, Series A, SSRB,
           6.400%, 12/01/03                                                 321
-------------------------------------------------------------------------------
    95    Hamilton County, Series A, SSRB,
           Pre-refunded at 102, 6.300%, 06/01/01 (c)                        100
-------------------------------------------------------------------------------
   195    Hamilton County, Series A, SSRB,
           Pre-refunded at 102, 6.400%, 06/01/01 (c)                        207
-------------------------------------------------------------------------------
   500    Hamilton County, Waste Water Systems,
           Series A, FSA, RB, 4.800%, 10/15/12                              480
-------------------------------------------------------------------------------
   315    Hancock County, GO, 5.200%, 12/01/08                              321
-------------------------------------------------------------------------------
   250    Hilliard, CSD, AMBAC, GO, 5.000%, 12/01/03                        256
-------------------------------------------------------------------------------
   500    Hilliard, CSD, Series A, GO, 5.350%, 12/01/04                     520
-------------------------------------------------------------------------------
   170    Hilliard, GO, 5.350%, 12/01/06                                    177
-------------------------------------------------------------------------------
   180    Hilliard, GO, 5.500%, 12/01/07                                    188
-------------------------------------------------------------------------------
   500    Hilliard, CSD, GO, 4.800%, 12/01/08                               496
-------------------------------------------------------------------------------
   245    Indian Hill, Water Works, RB, 4.900%, 06/01/05                    250
-------------------------------------------------------------------------------
   500    Jefferson County, GO, 4.950%, 12/01/12                            492
-------------------------------------------------------------------------------
   500    Kent State University, Series A, RB,
           4.700%, 05/01/10                                                 486
-------------------------------------------------------------------------------
   500    Kent State University, MBIA, RB, 5.300%, 05/01/10                 509
-------------------------------------------------------------------------------
   585    Kettering, GO, 5.050%, 12/01/04                                   600
-------------------------------------------------------------------------------
   535    Lakewood, GO, 5.850%, 12/01/02                                    560
-------------------------------------------------------------------------------
   255    Lakewood, CSD, GO, 5.050%, 12/01/05                               260
-------------------------------------------------------------------------------
   250    Lakota, LSD, AMBAC, GO, 6.400%, 12/01/00                          259
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  500    Lorain County, HRB, 6.000%, 09/01/08                         $    537
-------------------------------------------------------------------------------
   500    Lorain County, Water Authority, AMBAC, RB,
           4.950%, 10/01/04                                                 511
-------------------------------------------------------------------------------
   200    Marysville, Village School, AMBAC, GO,
           6.900%, 12/01/00                                                 209
-------------------------------------------------------------------------------
   500    Mason, CSD, GO, 5.150%, 12/01/12                                  498
-------------------------------------------------------------------------------
   250    Mentor, Street Improvement, Series 1991-A, GO,
           6.700%, 12/01/03                                                 264
-------------------------------------------------------------------------------
   250    Miami County, GO, 4.875%, 12/01/10                                246
-------------------------------------------------------------------------------
   500    Miami University, RB, 5.400%, 12/01/05                            518
-------------------------------------------------------------------------------
   200    Miami Valley, Regional Transit Authority, GO,
           5.100%, 12/01/01                                                 204
-------------------------------------------------------------------------------
   270    Montgomery County, GO, 5.600%, 12/01/05                           279
-------------------------------------------------------------------------------
   285    Montgomery County, GO, 5.750%, 12/01/06                           295
-------------------------------------------------------------------------------
   500    Montgomery County, GO, 5.400%, 12/01/11                           513
-------------------------------------------------------------------------------
   500    Montgomery County, Miami Valley Hospital,
           Series A, AMBAC, HRB, 6.100%, 11/15/02                           528
-------------------------------------------------------------------------------
   500    Montgomery County, Series A, GO,
           Pre-refunded at 100, 6.450%, 09/01/01 (c)                        523
-------------------------------------------------------------------------------
   500    Montgomery County, Series A, GO,
           Pre-refunded at 100, 6.500%, 09/01/01 (c)                        524
-------------------------------------------------------------------------------
   250    Muskingum County, Bethesda Hospital,
           Connie Lee Insured, HRB, 5.350%, 12/01/07                        258
-------------------------------------------------------------------------------
   500    Northeast, Regional Sewer District, AMBAC, RB,
           6.400%, 11/15/03                                                 530
-------------------------------------------------------------------------------
   235    Norwalk, Water Works System, Series 1996, RB,
           5.550%, 04/01/09                                                 245
-------------------------------------------------------------------------------
   250    Norwalk, Water Works System, Series 1996, RB,
           5.600%, 04/01/10                                                 262
-------------------------------------------------------------------------------
   500    Ohio State Building Authority, Correction Facility,
           Series A, RB, 6.500%, 10/01/04                                   532
-------------------------------------------------------------------------------
   500    Ohio State Building Authority, James Rhodes Center,
           Series A, RB, 6.200%, 06/01/04                                   528
-------------------------------------------------------------------------------
   250    Ohio State Capital Facilities, Series 1995, AMBAC,
           RB, 5.800%, 06/01/03                                             262
-------------------------------------------------------------------------------
   300    Ohio State Economic Development, Sysco Food
           Service, RB, 6.600%, 12/01/03                                    327
-------------------------------------------------------------------------------
   445    Ohio State, HEF, Denison University, RB,
           5.400%, 11/01/11                                                 452
-------------------------------------------------------------------------------
   250    Ohio State, HEF, John Carroll University, RB,
           5.350%, 10/01/05                                                 257
-------------------------------------------------------------------------------
   250    Ohio State, HEF, Oberlin College, RB,
           5.000%, 10/01/02                                                 255
-------------------------------------------------------------------------------
   555    Ohio State, HEF, Ohio Northern University,
           Connie Lee, RB, 4.900%, 05/01/03                                 565
-------------------------------------------------------------------------------
   570    Ohio State, HEF, Ohio Northern University, RB,
           4.700%, 05/01/12                                                 539
-------------------------------------------------------------------------------
   600    Ohio State, HEF, Ohio Northern University, RB,
           4.800%, 05/01/13                                                 566
-------------------------------------------------------------------------------
   250    Ohio State, HEF, University of Dayton, FGIC, RB,
           6.100%, 12/01/01                                                 261
-------------------------------------------------------------------------------
   500    Ohio State, Public Facilities, Series A, MBIA, RB,
           6.750%, 12/01/01                                                 515
-------------------------------------------------------------------------------
   750    Ohio State, Turnpike Authority, Series A, RB,
           5.350%, 02/15/09                                                 763
-------------------------------------------------------------------------------
   500    Ohio State University, Series A2, RB,
           5.750%, 12/01/09                                                 521
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
OHIO LONG-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  500    Ohio State University, Series A2, RB,
           5.300%, 12/01/01                                            $    513
-------------------------------------------------------------------------------
   500    Ohio State, Water Development Authority, Clean Air
           Project, MBIA, RB, 5.650%, 06/01/05                              525
-------------------------------------------------------------------------------
   250    Olmstead Falls, LSD, FGIC, GO,
           6.300%, 12/15/01                                                 263
-------------------------------------------------------------------------------
   250    Pickerington, LSD, AMBAC, GO,
           5.550%, 12/01/07                                                 260
-------------------------------------------------------------------------------
   500    Rocky River, CSD, GO, 5.150%, 12/01/08                            510
-------------------------------------------------------------------------------
   250    Solon, GO, 6.550%, 12/01/00                                       258
-------------------------------------------------------------------------------
   250    Solon, GO, 6.650%, 12/01/01                                       258
-------------------------------------------------------------------------------
   150    Solon, GO, 5.650%, 12/01/05                                       156
-------------------------------------------------------------------------------
   500    Solon, GO, 5.250%, 12/01/07                                       518
-------------------------------------------------------------------------------
   250    Solon, LSD, ETM, GO, 6.850%, 12/01/00                             260
-------------------------------------------------------------------------------
   245    South Euclid, Recreational Facilities, GO,
           6.150%, 12/01/00                                                 253
-------------------------------------------------------------------------------
   250    Southwestern, CSD, Series A, AMBAC, GO,
           6.000%, 12/01/04                                                 266
-------------------------------------------------------------------------------
   500    Southwestern, CSD, Series A, AMBAC, GO,
           4.650%, 12/01/13                                                 471
-------------------------------------------------------------------------------
   250    Springfield, LSD, GO, 6.000%, 12/01/02                            263
-------------------------------------------------------------------------------
   500    State of Ohio, Series T, HRB, 4.800%, 05/15/01                    506
-------------------------------------------------------------------------------
   500    Strongsville, GO, 6.700%, 12/01/11                                559
-------------------------------------------------------------------------------
   250    Summit County, MBIA, GO, 5.650%, 12/01/07                         262
-------------------------------------------------------------------------------
   500    Troy, GO, 6.250%, 12/01/11                                        551
-------------------------------------------------------------------------------
   550    Twinsburg, LSD, GO, 5.400%, 12/01/09                              568
-------------------------------------------------------------------------------
   250    University of Cincinnati, MBIA, RB,
           6.400%, 12/01/03                                                 268
-------------------------------------------------------------------------------
   500    University of Cincinnati, MBIA, RB,
           5.100%, 06/01/11                                                 499
-------------------------------------------------------------------------------
   250    University of Cincinnati, Series R5, RB,
           5.150%, 06/01/05                                                 255
-------------------------------------------------------------------------------
   250    University of Cincinnati, Series R9, RB,
           5.600%, 06/01/09                                                 254
-------------------------------------------------------------------------------
   250    University of Cincinnati, Series V, RB,
           5.250%, 06/01/08                                                 254
-------------------------------------------------------------------------------
   265    University of Cincinnati, Series V, RB,
           5.350%, 06/01/09                                                 269
-------------------------------------------------------------------------------
   500    Vandalia, GO, 5.450%, 12/01/10                                    514
-------------------------------------------------------------------------------
   175    Warren County, Sewer Improvement,
           Lower Miami Valley, RB, 5.250%, 12/01/08                         179
-------------------------------------------------------------------------------
   185    Warren County, Sewer Improvement,
           Lower Miami Valley, RB, 5.350%, 12/01/09                         189
-------------------------------------------------------------------------------
   170    Warren County, Series A, SSRB, Pre-refunded at 102,
           6.950%, 12/01/00 (c)                                             181
-------------------------------------------------------------------------------
   400    Warren County, Water System Improvement, P&G
           Project, RB, 5.250%, 12/01/07                                    413
-------------------------------------------------------------------------------
   235    Warren County, Water Works, FGIC, RB,
           6.100%, 12/01/02                                                 249
-------------------------------------------------------------------------------
   470    Westerville, Water System, RB, 5.900%, 12/01/04                   500
-------------------------------------------------------------------------------
   500    Westlake, CSD, Series A, GO, 5.500%, 12/01/10                     516
-------------------------------------------------------------------------------
   500    Westlake, GO, 5.350%, 12/01/10                                    516
-------------------------------------------------------------------------------
   250    Worthington, CSD, FGIC, GO, 5.850%, 06/01/02                      260
-------------------------------------------------------------------------------
   250    Worthington, CSD, MBIA, GO, 7.150%, 12/01/00                      259
-------------------------------------------------------------------------------
   250    Wright State University, AMBAC, RB,
           5.000%, 05/01/06                                                 254
-------------------------------------------------------------------------------
   515    Wyoming, CSD, FGIC, GO, 4.600%, 12/01/12                          485
-------------------------------------------------------------------------------

                               ------------------------------------------------
HUNTINGTON OHIO TAX-FREE FUND  (Continued)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
TOTAL OHIO LONG-TERM MUNICIPAL SECURITIES
   (IDENTIFIED COST $55,161)                                           $ 56,608
-------------------------------------------------------------------------------
OTHER LONG-TERM MUNICIPAL SECURITIES - 0.9%
-------------------------------------------------------------------------------
$  500    Puerto Rico Commonwealth, Mead Corp., Deutsche
           Bank LOC, GO, 6.500%, 07/01/11                                   569
-------------------------------------------------------------------------------
TOTAL OTHER LONG-TERM MUNICIPAL SECURITIES
   (IDENTIFIED COST $558)                                                   569
-------------------------------------------------------------------------------
OHIO SHORT-TERM MUNICIPAL SECURITIES - 5.6%
-------------------------------------------------------------------------------
   290    Aurora, GO, Pre-refunded at 102,
           7.350%, 12/01/99 (c)                                             300
-------------------------------------------------------------------------------
   250    Blue Ash, GO, 6.500%, 11/01/99                                    253
-------------------------------------------------------------------------------
 1,000    Cleveland, Income Tax, Weekly VRDNs, AMBAC,
           Toronto Dominion Bank LOC, RB,
           3.300%, 05/15/24                                               1,000
-------------------------------------------------------------------------------
   500    Cuyahoga County, GO, Pre-refunded at 102,
           6.900%, 01/01/99 (c)                                             514
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
(000)                                                                     (000)
-------------------------------------------------------------------------------
OHIO SHORT-TERM MUNICIPAL SECURITIES - (CONTINUED)
-------------------------------------------------------------------------------
$  100    Cuyahoga County, Economic Development, Daily
           VRDNs, Bank of America LOC, RB,
           3.350%, 04/01/28                                            $    100
-------------------------------------------------------------------------------
   420    Euclid, GO, Pre-refunded at 102,
           7.000%, 12/01/99 (c)                                             434
-------------------------------------------------------------------------------
   550    Franklin County, Holy Cross Hospital, Series A,
           HRB, 7.200%, 06/01/00                                            567
-------------------------------------------------------------------------------
   250    Hamilton County, Children's Hospital, MBIA, HRB,
           4.600%, 05/15/00                                                 252
-------------------------------------------------------------------------------
TOTAL OHIO SHORT-TERM MUNICIPAL SECURITIES
   (IDENTIFIED COST $3,352)                                               3,420
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (IDENTIFIED COST $59,071)                           $ 60,597
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.


                                         --------------------------------------
HUNTINGTON FIXED INCOME SECURITIES FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
CORPORATE BONDS - 74.3%
-------------------------------------------------------------------------------
BANKS AND SAVINGS & LOANS - 5.5%
$1,000    ABN Amro, 7.250%, 05/31/05                                   $  1,012
 1,000    Banc One, 7.000%, 07/15/05                                      1,004
   250    BankAmerica Corp., 7.750%, 07/15/02                               259
   250    Citicorp, 9.750%, 08/01/99                                        251
 1,000    Citicorp, 7.250%, 09/01/08                                      1,012
 1,000    First Tennessee Bank, 6.400%, 04/01/08                            955
 1,000    KeyCorp, 6.750%, 03/15/06                                         983
 1,000    Mellon Bank N.A., 6.500%, 08/01/05                                980
 1,000    NBD Bancorp, 7.125%, 05/15/07                                   1,006
 1,000    Swiss Bank Corp.- New York, 7.250%, 09/01/06                    1,008
-------------------------------------------------------------------------------
                                                                          8,470
-------------------------------------------------------------------------------
BASIC INDUSTRY - 2.4%
   500    Air Products & Chemicals, Inc., 8.875%, 08/01/01                  524
 1,000    Norsk Hydro, 6.700%, 01/15/18                                     914
   250    Weyerhaeuser Co., 9.050%, 02/01/03                                268
 1,000    Weyerhaeuser Co., 7.250%, 07/01/13                              1,012
 1,000    Worthington Industries, Inc., 7.125%, 05/15/06                    983
-------------------------------------------------------------------------------
                                                                          3,701
-------------------------------------------------------------------------------
CAPITAL GOODS - 0.2%
   250    Caterpillar, Inc., 9.375%, 07/15/00                               258
-------------------------------------------------------------------------------
                                                                            258
-------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES - 14.5%
 1,500    American Home Products Corp., 6.500%, 10/15/02                  1,506
 1,000    Amgen, Inc., 6.500%, 12/01/07                                     980
 1,000    Bergen Brunswig Corp., 7.250%, 06/01/05                         1,000
 1,000    Cardinal Health, 6.000%, 01/15/06                                 949
 1,000    Carnival Corp., 6.150%, 10/01/03                                  968
 1,000    Darden Restaurants, Inc., 6.375%, 02/01/06                        944
   250    Dayton Hudson Corp., 10.000%, 12/01/00                            263
 1,000    E.W. Scripps Co., 6.625%, 10/15/07                                991
   800    Gerber Products, 9.000%, 10/15/06                                 904
   750    Grand Met Investment Corp., 7.125%, 09/15/04                      763
 1,000    Harvard University, 8.125%, 04/15/07                            1,082
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
CORPORATE BONDS - (CONTINUED)
-------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES - (CONTINUED)
-------------------------------------------------------------------------------
$1,000    Hertz Corp., 7.000%, 07/15/03                                $  1,005
 1,000    J.C. Penney & Co., 6.875%, 10/15/15                               921
 1,200    Knight Ridder, 9.875%, 04/15/09                                 1,452
   250    Limited, Inc., 9.125%, 02/01/01                                   259
 1,000    Limited, Inc., 7.800%, 05/15/02                                 1,022
   750    May Department Stores Co., 9.875%, 06/15/00                       776
 1,000    McDonald's Corp., 8.875%, 04/01/11                              1,170
   500    Philip Morris Co., Inc., 7.625%, 05/15/02                         513
 1,000    Ralston Purina, 9.250%, 10/15/09                                1,151
 1,000    Rubbermaid, Inc., 6.600%, 11/15/06                                993
 1,000    Stewart Enterprises, 6.700%, 12/01/03                             998
   250    Universal Corp., 9.250%, 02/15/01                                 261
 1,500    V.F. Corp., 7.600%, 04/01/04                                    1,564
-------------------------------------------------------------------------------
                                                                         22,435
-------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIAL - 1.4%
   500    Joseph E. Seagram & Sons, Inc., 7.000%, 04/15/08                  488
 1,000    Tandy Corp., 6.950%, 09/01/07                                     996
   500    Watts Industries, 8.375%, 12/01/03                                533
   250    Whirlpool Corp., 9.500%, 06/15/00                                 258
-------------------------------------------------------------------------------
                                                                          2,275
-------------------------------------------------------------------------------
ENERGY - OIL & GAS - 0.7%
 1,000    Ashland Oil, Inc., 7.710%, 05/11/07                             1,031
-------------------------------------------------------------------------------
                                                                          1,031
-------------------------------------------------------------------------------
FINANCE COMPANIES - 9.5%
 1,000    Abbey National PLC, 6.690%, 10/17/05                              986
 1,000    Ameritech Capital, 6.550%, 01/15/28                               916
 1,000    Bear Stearns, 6.625%, 01/15/04                                    990
 1,000    Case (J.I.) Credit Corp., 6.750%, 10/21/07                        974
 1,000    Countrywide Funding Corp., 8.250%, 07/15/02                     1,044
 1,000    Crown Cork & Seal Finance PLC, 7.000%, 12/15/06                   981
 1,000    CSW Investments, 7.450%, 08/01/06 (f)                           1,004
   500    Eaton Off Shore, Ltd., 9.000%, 02/15/01                           521
 1,000    Ford Motor Credit Corp., 7.750%, 03/15/05                       1,045
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                         --------------------------------------
HUNTINGTON FIXED INCOME SECURITIES FUND  (Continued)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
-------------------------------------------------------------------------------
FINANCE COMPANIES - (CONTINUED)
-------------------------------------------------------------------------------
$  500    Kimco Realty, 6.500%, 10/01/03                               $    487
 1,000    MBNA Corp., 6.875%, 06/01/05                                      965
 1,000    Salomon Brothers, 6.750%, 01/15/06                                968
 1,300    Smurfit Capital, 6.750%, 11/20/05                               1,269
 1,300    SunAmerica, Inc., 7.340%, 08/30/05                              1,339
 1,250    Wilmington Trust Co., 6.625%, 05/01/08                          1,195
-------------------------------------------------------------------------------
                                                                         14,684
-------------------------------------------------------------------------------
(D) FOREIGN INDUSTRIAL - 3.9%
 1,000    Canadian National Railroad, 7.000%, 03/15/04                    1,008
 1,000    English China Clay, 7.375%, 10/01/02                            1,016
   750    Hydro-Quebec, Canada, 7.375%, 02/01/03                            769
 1,000    Hydro-Quebec, Canada, 9.750%, 01/15/18                          1,065
   500    Northern Telecom, Ltd., 8.750%, 06/12/01                          524
 1,000    Philips Electronics, 8.375%, 09/15/06                           1,038
   615    Rhone-Poulnec, 7.750%, 01/15/02                                   629
-------------------------------------------------------------------------------
                                                                          6,049
-------------------------------------------------------------------------------
(D) FOREIGN SOVEREIGN - 4.8%
 1,000    Barcelona City, Spain, 8.125%, 02/15/05                         1,063
 1,000    Gen De Catalunya, 6.375%, 12/15/07                                967
   500    Province of Ontario, Canada, 6.125%, 06/28/00                     501
 1,000    Province of Ontario, Canada, 6.000%, 02/21/06                     968
   250    Province of Quebec, Canada, 8.800%, 04/15/03                      270
 1,000    Province of Quebec, Canada, 8.625%, 01/19/05                    1,094
 1,000    Republic of Finland, 7.875%, 07/28/04                           1,064
 1,550    Republic of Iceland, 6.125%, 02/01/04                           1,517
-------------------------------------------------------------------------------
                                                                          7,444
-------------------------------------------------------------------------------
GAS & ELECTRIC UTILITIES - 7.9%
 1,000    Atlantic City Electric, 6.750%, 05/12/08                          990
   500    Baltimore Gas & Electric, 6.625%, 03/15/08                        494
 1,000    Cincinnati Gas & Electric, 6.400%, 04/01/08                       969
 1,100    Duke Energy Corporation, 6.375%, 03/01/08                       1,119
   815    Iowa Electric Power & Light, 8.625%, 05/15/01                     852
 1,300    Jersey Central Power & Light, 7.125%, 10/01/04                  1,316
 1,000    Minnesota Power & Light, 7.750%, 06/01/07                       1,034
 1,000    National Rural Utilities, 7.200%, 10/01/15                        999
 1,000    Northwestern Public Services, 7.100%, 08/01/05                  1,014
 1,000    Otter Tail Power Co., 6.375%, 12/01/07                            975
 1,000    Pennsylvania Power & Light, 6.875%, 02/01/03                    1,006
 1,000    Public Service Electric & Gas, 6.250%, 01/01/07                   964
   500    Western Resources, Inc., 7.250%, 07/01/99                         500
-------------------------------------------------------------------------------
                                                                         12,232
-------------------------------------------------------------------------------
INDUSTRIAL - 12.4%
 1,000    Archer-Daniels-Midland Co., 7.500%, 03/15/27                    1,024
 1,000    Boeing Co., 7.250%, 06/15/25                                      989
 1,500    Borg-Warner Auto, 7.000%, 11/01/06                              1,449
 1,000    Briggs & Stratton, 7.250%, 09/15/07                               964
 1,000    Cargill, Inc., 6.875%, 05/01/28                                   921
 1,000    Carpenter Technology, 6.530%, 04/15/09                            965
 1,500    Dow Chemical, 8.550%, 10/15/09                                  1,666
 1,000    E G & G, Inc., 6.800%, 10/15/05                                 1,006
 1,000    Goodrich BF Co., 6.450%, 04/15/08                                 953
 1,000    Johnson Controls, 6.300%, 02/01/08                                957
 1,000    Kerr-McGee Corp., 6.625%, 10/15/07                                958
 1,000    Lubrizol Corp., 5.875%, 12/01/08                                  916
   545    Monsanto Co., 8.875%, 12/15/09                                    621
 1,000    Nalco Chemical Co., 6.250%, 05/15/08                              969
 1,000    Olsten Corp., 7.000%, 03/15/06                                    949
 1,000    Parker-Hannifin Corp., 5.650%, 09/15/03                           960
 1,000    Reynolds & Reynolds, 7.000%, 12/15/06                             995
 1,000    Servicemaster LP, 6.950%, 08/15/07                                995
 1,000    Toro Company, 7.125%, 06/15/07                                    945
-------------------------------------------------------------------------------
                                                                         19,202
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
CORPORATE BONDS - (CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS - 4.6%
$ 1,000   Black & Decker Co., 7.500%, 04/01/03                         $  1,022
  1,000   Carlisle Companies, Inc., 7.250%, 01/15/07                      1,016
  1,000   FBG (Fosters Brewing) Finance, Ltd., 6.750%, 11/15/05             979
  1,200   Georgia Pacific Corp., 9.950%, 06/15/02                         1,297
  1,000   Millennium America, Inc., 7.000%, 11/15/06                        935
  1,000   Noranda, Inc., 7.000%, 07/15/05                                   959
  1,000   Tosco Corp., 7.250%, 01/01/07                                     978
-------------------------------------------------------------------------------
                                                                          7,186
-------------------------------------------------------------------------------
INSURANCE - 3.0%
  1,000   Geico Corp., 7.500%, 04/15/05                                   1,038
  1,000   Lincoln National Corp., 7.250%, 05/15/05                        1,012
  1,500   MBIA, Inc., 9.000%, 02/15/01                                    1,566
  1,000   U.S. Life, 6.375%, 06/15/00                                     1,000
-------------------------------------------------------------------------------
                                                                          4,616
-------------------------------------------------------------------------------
TECHNOLOGY - 1.0%
    500   International Business Machines,
           6.375%, 06/15/00                                                 503
  1,000   Motorola, Inc., 7.500%, 05/15/25                                1,008
-------------------------------------------------------------------------------
                                                                          1,511
-------------------------------------------------------------------------------
TELEPHONE UTILITIES & COMMUNICATION - 1.6%
  1,000   Comsat Corp., 8.950%, 05/15/01                                  1,047
    900   GTE Corp., 9.100%, 06/01/03                                       975
    500   Southwestern Bell Telephone Co.,
           6.625%, 04/01/05                                                 497
-------------------------------------------------------------------------------
                                                                          2,519
-------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
  1,000   Atchison Topeka & Santa Fe Railroad,
           6.550%, 07/01/06                                                 973
    250   Union Pacific Co., 9.625%, 12/15/02                               271
    165   Union Pacific Co., 8.500%, 01/15/17                               170
-------------------------------------------------------------------------------
                                                                          1,414
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS  (IDENTIFIED COST $115,933)                       115,027
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.7%
  6,000   5.625%, 05/14/04                                                5,881
 20,000   6.375%, 06/15/09                                               19,934
-------------------------------------------------------------------------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (IDENTIFIED COST $25,429)                                             25,815
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.0%
  1,356   Pool #345128, 6.500%, 01/15/24                                  1,305
  1,438   Pool #372962, 7.000%, 03/15/24                                  1,419
    775   Pool #352982, 7.500%, 05/15/24                                    783
    515   Pool #373015, 8.000%, 06/15/24                                    529
    579   Pool #391615, 8.500%, 09/15/24                                    606
-------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (IDENTIFIED COST $4,639)                                               4,642
-------------------------------------------------------------------------------
U.S. TREASURIES - 2.2%
  1,000   U.S. Treasury Bonds, 8.750%, 08/15/20                           1,283
  2,000   U.S. Treasury Notes, 6.625%, 02/15/27                           2,110
-------------------------------------------------------------------------------
TOTAL U.S. TREASURIES  (IDENTIFIED COST $3,213)                           3,393
-------------------------------------------------------------------------------
(B) COMMERCIAL PAPER - 2.3%
  3,651   Prudential Funding Corp., 5.100%, 07/01/99                      3,651
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER  (AT AMORTIZED COST)                               3,651
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (IDENTIFIED COST $152,865)                          $152,528
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

                                                -------------------------------
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

GOVERNMENT MORTGAGE-BACKED AGENCIES -  20.1%
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -  0.6%
$    52   Pool # 214693, 9.000%, 12/01/01                              $     53
    531   Pool # C90005, 8.000%, 01/01/13                                   545
-------------------------------------------------------------------------------
                                                                            598
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. - REMIC -  6.1%
    609   Series 23, 5.500%, 08/25/16                                       607
  4,047   Series 1502, 6.250%, 01/15/19                                   4,018
  2,000   Series 1617, 6.200%, 01/15/23                                   1,931
-------------------------------------------------------------------------------
                                                                          6,556
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -  0.8%
    873   Pool # 124308, 7.500%, 05/01/07                                   887
-------------------------------------------------------------------------------
                                                                            887
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - REMIC -  12.6%
    789   Series 1992-113, 7.500%, 07/25/02                                 799
  1,000   Series 1993-56, 6.350%, 07/25/18                                  997
  2,475   Series 1992-210, 6.500%, 03/25/19                               2,427
  3,500   Series 1993-163, 6.750%, 03/25/22                               3,463
  2,000   Series 1994-56H, 6.000%, 07/25/22                               1,940
  2,000   Series 1998-46 PJ, 6.250%, 12/18/22                             1,919
  2,000   Series 1994-51 PH, 6.500%, 01/25/23                             1,987
-------------------------------------------------------------------------------
                                                                         13,532
-------------------------------------------------------------------------------
TOTAL GOVERNMENT MORTGAGE-BACKED AGENCIES
   (IDENTIFIED COST $22,080)                                             21,573
-------------------------------------------------------------------------------
GOVERNMENT AGENCIES -  37.8%
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -  11.0%
  2,000   6.125%, 09/20/00                                                2,014
  1,000   6.480%, 01/08/02                                                1,002
  3,000   6.330%, 12/03/02                                                3,000
  2,000   6.030%, 04/17/03                                                1,995
  2,000   5.880%, 04/15/08                                                1,927
  2,000   5.985%, 04/09/09                                                1,918
-------------------------------------------------------------------------------
                                                                         11,856
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -  10.7%
  1,000   6.600%, 11/12/99                                                1,004
  1,000   6.550%, 01/04/00                                                1,006
  2,500   6.120%, 01/21/03                                                2,490
  2,000   6.830%, 06/15/05                                                2,001
  2,000   7.000%, 07/06/05                                                2,003
  3,000   6.540%, 11/06/07                                                2,969
-------------------------------------------------------------------------------
                                                                         11,473
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -  4.7%
  2,000   7.550%, 04/22/02                                                2,082
  1,000   6.330%, 10/02/02                                                1,002
  2,000   6.160%, 06/16/03                                                1,987
-------------------------------------------------------------------------------
                                                                          5,071
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

GOVERNMENT AGENCIES  - (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -
   MEDIUM TERM NOTES -  11.4%
$ 1,000   6.630%, 06/05/01                                             $  1,007
  1,000   6.500%, 12/27/01                                                1,000
  4,000   6.880%, 11/20/06                                                3,970
  1,500   6.900%, 08/21/07                                                1,490
  1,000   6.240%, 01/14/08                                                  963
  1,120   6.170%, 01/15/08                                                1,085
  3,000   6.000%, 02/23/09                                                2,806
-------------------------------------------------------------------------------
                                                                         12,321
-------------------------------------------------------------------------------
TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $41,134)                      40,721
-------------------------------------------------------------------------------
U.S. TREASURY NOTES -  37.2%
  2,000    8.000%, 05/15/01                                               2,087
  1,000    6.250%, 10/31/01                                               1,013
  1,000    7.500%, 11/15/01                                               1,040
  1,000    6.250%, 02/28/02                                               1,014
  2,000    5.750%, 04/30/03                                               1,997
  2,000    5.750%, 08/15/03                                               1,995
  3,000    5.875%, 02/15/04                                               3,009
  2,000    7.250%, 05/15/04                                               2,117
  2,000    7.875%, 11/15/04                                               2,180
  2,000    7.500%, 02/15/05                                               2,148
  2,000    6.500%, 05/15/05                                               2,056
  2,000    6.500%, 08/15/05                                               2,056
  2,000    5.875%, 11/15/05                                               1,994
  4,000    5.625%, 02/15/06                                               3,929
  2,000    6.875%, 05/15/06                                               2,105
  2,000    7.000%, 07/15/06                                               2,118
  1,000    6.500%, 10/15/06                                               1,032
  2,000    6.250%, 02/15/07                                               2,037
  2,000    6.625%, 05/15/07                                               2,082
  2,000    6.125%, 08/15/07                                               2,021
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $39,292)                    $ 40,030
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -  3.6%
  3,905   Morgan Stanley & Co., Inc., 4.720%, dated 06/30/99,
           due 07/01/99, repurchase price $3,905,512 (collateralized
           by U.S. Treasury obligations, total par value $3,345,000,
           10.000%, 05/15/10, total market value $4,031,111)              3,905
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST  $106,411)                          $106,229
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

PORTFOLIO OF INVESTMENTS

                                     ------------------------------------------
HUNTINGTON MORTGAGE SECURITIES FUND  June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 5.6%
$ 2,000   5.485%, 01/21/03                                             $  1,965
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 25.7%
    941   Gold 30 Yr., 6.500%, 12/01/25                                     910
  1,717   Gold 30 Yr., 7.000%, 04/01/27                                   1,700
     57   Pool #  220007, 8.750%, 08/01/01                                   58
     67   Pool #  380059, 9.500%, 10/01/04                                   71
  1,490   Pool #  E65142, 6.500%, 07/01/11                                1,471
  1,557   Pool #  C80391, 7.000%, 03/01/26                                1,542
  1,223   Pool #  D69575, 7.500%, 03/01/26                                1,238
  1,000   REMIC 1490 PH, 6.250%, 04/15/08                                   990
  1,139   REMIC 163-F, 6.000%, 07/15/21                                   1,102
-------------------------------------------------------------------------------
                                                                          9,082
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 49.8%
     80   Pool #  303459, 8.000%, 07/01/02                                   81
    105   Pool #  050279, 8.500%, 02/01/05                                  109
    706   Pool #  313817, 6.000%, 07/01/09                                  681
    184   Pool #  250128, 7.500%, 09/01/09                                  186
    933   Pool #  338449, 6.000%,  05/01/11                                 901
    952   Pool #  250554, 6.500%, 05/01/11                                  938
    725   Pool #  377783, 6.500%, 04/01/12                                  715
  1,689   Pool #  397835, 6.500%, 09/01/12                                1,664
  1,164   Pool #  303753, 9.000%, 12/01/20                                1,233
    815   Pool #  303653, 7.000%, 12/01/25                                  805
  1,058   Pool #  339836, 7.000%, 03/01/26                                1,046
  1,686   Pool #  250551, 7.000%, 05/01/26                                1,667
    677   Pool #  343212, 7.500%, 05/01/26                                  685
  1,500   REMIC 1998-M1, 6.250%, 01/25/08                                 1,434
  1,000   REMIC 1996-53, 6.500%, 12/18/11                                   988
  1,000   REMIC 1998-44, 6.250%, 04/18/21                                   983
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$ 1,500   REMIC 1993-163 PY, 6.750%, 03/25/22                          $  1,484
    500   REMIC 1994-56 H, 6.000%, 07/25/22                                 485
    500   REMIC 1998-46 PJ, 6.250%, 12/18/22                                480
  1,000   REMIC 1994-51 PH, 6.500%, 01/25/23                                993
-------------------------------------------------------------------------------
                                                                         17,558
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.4%
     17   Pool #  305936, 8.500%, 04/15/06                                   18
    114   Pool #  306058, 8.500%, 06/15/06                                  119
     49   Pool #  328651, 8.500%, 05/15/07                                   51
    301   Pool #  349379, 7.000%, 05/15/08                                  303
    238   Pool #  344961, 7.000%, 06/15/08                                  239
    314   Pool #  348112, 7.000%, 06/15/08                                  316
    717   Pool #  200023, 9.500%, 05/15/18                                  772
    657   Pool #  780398, 9.000%, 04/15/21                                  708
    425   Pool #  780408, 9.000%, 10/15/22                                  451
-------------------------------------------------------------------------------
                                                                          2,977
-------------------------------------------------------------------------------
U.S. TREASURY NOTE - 1.9%
    675   6.875%, 07/31/99                                                  676
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.9%
  2,790   Morgan Stanley & Co. Inc., 4.720%, dated 06/30/99,
           due 07/01/99, repurchase price $2,790,365 (collateralized
           by U.S. Treasury obligations, total par value $2,315,000,
           8.125%, 08/15/21, total market value $2,892,433)               2,790
-------------------------------------------------------------------------------
TOTAL INVESTMENTS  (IDENTIFIED COST $35,181)                           $ 35,048
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

                                              ---------------------------------
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME    June 30, 1999 (unaudited)
SECURITIES FUND
-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

CORPORATE BONDS - 64.1%
--------------------------------------------------------------------------------
BANKS AND SAVINGS & LOANS - 9.1%
$ 1,000   Bank One, N.A., 7.375%, 12/01/02                             $  1,026
  1,000   Bank of Scotland, 8.800%, 01/27/04                              1,072
  1,000   Bankers Trust Co., 9.200%, 07/15/99                             1,001
  1,000   First Chicago, 9.875%, 07/01/99                                 1,000
    500   First Fidelity Banciro, 9.625%, 08/15/99                          502
  1,000   First Security Bank Utah, 7.875%, 10/15/99                      1,007
  1,000   Greenpoint Bank, 6.700%, 07/15/02                                 990
  1,000   Harris Bancorp, 9.375%, 06/01/01                                1,050
  1,000   Homeside Lending, 6.200%, 05/15/03                                979
  1,000   Mellon Corp., 6.300%, 06/01/00                                  1,004
  1,000   Susquehanna Banc, 6.300%, 02/01/03                                978
-------------------------------------------------------------------------------
                                                                         10,609
-------------------------------------------------------------------------------
BASIC INDUSTRY - 4.3%
  1,000   Akzo Nobel Inc., 6.000%, 11/15/03 (f)                             970
  1,000   LaFarge Corp., 9.320%, 04/24/01                                 1,045
  1,000   Praxair, Inc., 6.150%, 04/15/03                                   983
  1,000   Tech Corp., 8.700%, 05/01/02                                    1,044
  1,000   WMX Technologies, Inc., 8.250%, 11/15/99                        1,009
-------------------------------------------------------------------------------
                                                                          5,051
-------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES - 8.9%
  1,000   American Home Products, 7.700%, 02/15/00                        1,013
  1,000   American Stores, 9.125%, 04/01/02                               1,064
    500   Autozone Inc., 6.000%, 11/01/03                                   481
  1,000   Cox Communications, Inc., 6.375%, 06/15/00                      1,004
  1,000   Leggett & Platt, Inc., 6.070%, 03/19/03                           984
  1,000   PepsiCo, Inc., 6.80%, 05/15/00                                  1,009
    750   Safeway Stores, Inc., 8.570%, 04/01/03                            794
  1,000   Sears Roebuck Co., 8.470%, 03/11/02                             1,049
  1,000   Sony Corp., 6.125%, 03/04/03                                      989
  1,000   Tyson Foods, Inc., 6.000%, 01/15/03                               981
  1,000   York International Corp., 6.750%, 03/01/03                      1,006
-------------------------------------------------------------------------------
                                                                         10,374
-------------------------------------------------------------------------------
DATA PROCESSING - 0.8%
  1,000    Oracle Corp., 6.720%, 02/15/04                                   990
-------------------------------------------------------------------------------
                                                                            990
-------------------------------------------------------------------------------
FINANCIAL - 9.4%
    338   AFG Receivables Trust 97-A, 6.650%, 10/15/02                      340
  1,000   AT&T Capital Corp., 6.900% 01/30/02                               999
  1,000   American General Finance, 6.875%, 07/01/99                      1,000
  1,200   Bear Stearns Co., 7.625%, 09/15/99                              1,205
  1,000   Chrysler Financial Corp., 13.250%, 10/15/99                     1,021
    500   CSW Investments, 6.950%, 08/01/01 (f)                             504
  1,000   Ford Motor Credit Co., 7.750%, 10/01/99                         1,006
  1,000   General Motors Acceptance Corp., 6.750%, 02/07/02               1,007
  1,000   Goldman Sachs Group, 6.875%, 09/15/99 (f)                       1,003
  1,000   McKesson Finance Canada, 6.550%, 11/01/02 (f)                     974
  1,000   Spieker Properties, 6.800%, 12/15/01                              998
  1,000   Toyota Motor Credit Co., 5.625%, 11/13/03                         966
-------------------------------------------------------------------------------
                                                                         11,023
-------------------------------------------------------------------------------
(D) FOREIGN INDUSTRIAL - 2.3%
  1,600   Pacific Dunlap, 9.750%, 12/15/00                                1,678
  1,000   Rhone-Poulenc, 6.750%, 10/15/99                                 1,003
-------------------------------------------------------------------------------
                                                                          2,681
-------------------------------------------------------------------------------
(D) FOREIGN SOVEREIGN - 0.9%
  1,000   Montreal Urban Commission, 9.125%, 03/15/01                     1,044
-------------------------------------------------------------------------------
                                                                          1,044
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
-------------------------------------------------------------------------------
GAS & ELECTRIC UTILITIES - 11.4%
$ 1,000   Atlantic City Electric, 6.000%, 01/15/03                     $    984
  1,000   Cincinnati Gas & Electric Co., 6.450%, 02/15/04                   993
  1,000   Consolidated Edison, 7.625%, 03/01/04                           1,045
  1,000   Detroit Edison, 6.560%, 05/01/01                                1,003
  1,000   Metropolitan Edison Co., 7.220%, 01/30/03                       1,025
  1,000   National Rural Utilities, 5.300%, 10/20/03                        956
  1,000   Nipsco Capital Markets, 7.390%, 04/01/04                        1,026
  1,000   Northwest Natural Gas, 5.550%, 11/12/02                           969
  1,350   Penn Power & Light, 6.875%, 02/01/03                            1,358
  1,000   Public Service of CO, 6.000%, 04/15/03                            980
  1,000   Public Service Electric, 6.875%, 01/01/03                       1,008
  1,000   Rochester Gas & Electric, 8.250%, 03/15/02                      1,039
  1,000   Scana Corp., 6.050%, 01/13/03                                     984
-------------------------------------------------------------------------------
                                                                         13,370
-------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS - 10.2%
  1,000   AAR Corp., 9.500%, 11/01/01                                     1,068
  1,000   Allied Signal, 9.875%, 06/01/02                                 1,090
  1,000   Avnet, 6.450%, 08/15/03                                           981
  1,000   Black & Decker Corp., 7.500%, 04/01/03                          1,023
  1,000   Cooper Industries, Inc., 5.780%, 01/16/03                         978
  1,000   Dana Corp., 6.250%, 03/01/04                                      983
  1,000   Eastman Kodak, 9.375%, 03/15/03                                 1,095
  1,000   First Data Corp., 6.625%, 04/01/03                              1,017
  1,000   Ingersoll-Rand Corp., 6.875%, 02/01/03                          1,015
  1,000   Parker Hannifin Corp., 5.650%, 09/15/03                           960
  1,000   Stanley Works, 5.750%, 03/01/04                                   974
    750   Ultramar Corp., 8.250%, 07/01/99                                  750
-------------------------------------------------------------------------------
                                                                         11,934
-------------------------------------------------------------------------------
INSURANCE - 0.9%
  1,000   U.S. Life, 6.375%, 06/15/00                                     1,000
-------------------------------------------------------------------------------
                                                                          1,000
-------------------------------------------------------------------------------
OIL & GAS - 0.9%
  1,000   Anadarko Petroleum Co., 6.750%, 03/15/03                          998
-------------------------------------------------------------------------------
                                                                            998
-------------------------------------------------------------------------------
TELEPHONE UTILITIES & COMMUNICATIONS - 1.7%
  1,000   AirTouch Communications, 7.125%, 07/15/01                       1,014
  1,000   Cable & Wireless, 6.375%, 03/06/03                                983
-------------------------------------------------------------------------------
                                                                          1,997
-------------------------------------------------------------------------------
TRANSPORTATION - 3.3%
  1,500   CSX Corp., 9.500%, 08/01/00                                     1,549
    765   Conrail, Inc., 9.750%, 06/01/00                                   791
  1,000   Rollins Truck, 7.000%, 03/15/03                                   990
    575   Union Pacific Railroad Co., 7.060%, 05/15/03                      580
-------------------------------------------------------------------------------
                                                                          3,910
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS  (COST $75,650)                                    74,981
-------------------------------------------------------------------------------
GOVERNMENT BONDS - 29.4%
-------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 29.4%
  3,000   Federal National Mortgage Association,
           6.700%, 08/10/01                                               3,004
 32,000   Federal National Mortgage Association,
           5.625%, 05/14/04                                              31,365
-------------------------------------------------------------------------------
                                                                         34,369
-------------------------------------------------------------------------------
TOTAL GOVERNMENT BONDS  (COST $34,020)                                   34,369
-------------------------------------------------------------------------------
(B) COMMERCIAL PAPER - 5.0%
  1,000   General Electric Credit Corp., 5.000%, 07/01/99                 1,000
  4,823   Prudential Funding Corp.,  4.551%, 07/01/99                     4,823
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER  (AT AMORTIZED COST)                               5,823
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $115,493)                                      $115,173
-------------------------------------------------------------------------------
See Notes to Portfolios of Investments page 20.

NOTES TO PORTFOLIOS OF INVESTMENTS


*   Non-income producing securities.
(a) Discount Security. Disclosed rate is the effective rate of the security at the time of purchase.
(b) Non-Discount security. Disclosed rate is the coupon rate.
(c) Pre-Refunded Security--The maturity date shown represents the pre-refunded date.
(d) U.S. Dollar denominated.
(e) Putable Security--the maturity date shown represents the put date.
(f) Section 4(2) Commercial Paper/Rule 144A Security--Security is subject to contractual or legal restriction on its resale may be deemed liquid pursuant to guidelines established by the Board of Trustees.

Amounts designated as "--" are either $0 or have been rounded to $0.

The following abbreviations are used in these Portfolios of Investments:
ADR -- American Depository Receipt
AMBAC -- American Municipal Bond Assurance Corporation
BANs -- Bond Anticipation Notes
BIG -- Bond Investors Guaranty
CSD -- City School District
EDA -- Economic Development Authority
EDR -- Educational Development Revenue
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FHLB -- Federal Home Loan Bank
FNMA -- Federal National Mortgage Association
FSA -- Federal Assurance Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
HEA -- Higher Education Authority
HEF -- Higher Education Facility
HFA -- Housing Finance Authority
HRB -- Hospital Revenue Bonds
IDA -- Industrial Development Authority
IDR -- Industrial Development Revenue
LOC -- Letter of Credit
LSD -- Local School District
LTD -- Limited
MBIA -- Municipal Bond Investors Assurance
NA -- North America
PERCS -- Preferred Equity Redemption Cumulative Stock
PLC -- Public Limited Company
RB -- Revenue Bond
REMIC -- Real Estate Mortgage Investment Conduit
SDA -- School District Authority
SPA -- Standby Purchase Agreement
SSRB -- Sewer System Revenue Bonds
TA -- Tax Allocation
TANs -- Tax Anticipation Notes
VRDNs -- Variable Rate Demand Notes-rates disclosed are in effect at June 30,
         1999. Maturity date represents final maturity, not next reset date.

The categories of investments are shown as a percentage of net assets.

The following is a summary of investment information as of June 30, 1999 (000)


                                      COST OF
                                     INVESTMENTS     NET UNREALIZED      GROSS           GROSS
                                   FOR FEDERAL TAX   APPRECIATION/     UNREALIZED      UNREALIZED       TOTAL
HUNTINGTON FUNDS                       PURPOSES       DEPRECIATION    APPRECIATION    DEPRECIATION    NET ASSETS
----------------------------------------------------------------------------------------------------------------
Florida Tax-Free Money Fund          $ 25,208**               --              --           --          $ 25,039
Money Market Fund                     964,908**               --              --           --           960,892
Ohio Municipal Money Market Fund      192,917**               --              --           --           192,614
U.S. Treasury Money Market Fund       480,352**               --              --           --           479,174
Growth Fund                           169,078            169,193         169,193           --           338,693
Income Equity Fund                    138,307            118,011         118,277         (266)          256,431
Michigan Tax-Free Fund                 30,145                871             968          (97)           31,386
Ohio Tax-Free Fund                     59,071              1,526           1,801         (275)           61,118
Fixed Income Securities Fund          152,865               (337)          2,258       (2,595)          154,804
Intermediate Government Income Fund   106,411               (182)          1,001       (1,183)          107,590
Mortgage Securities Fund               35,181               (133)            242         (375)           35,278
Short/Intermediate Fixed Income
  Securities Fund                     115,493               (320)            552         (872)          116,924
----------------------------------------------------------------------------------------------------------------

** At amortized cost.

(See Notes which are an integral part of the Financial Statements)
20

CONCENTRATION OF CREDIT RISK


Huntington Florida Tax-Free Money Fund, Huntington Ohio Municipal Money Market Fund, Huntington Michigan Tax-Free Fund, and Huntington Ohio Tax-Free Fund, invest in debt instruments of Municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

These Funds invest in securities which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At June 30, 1999, the percentage of portfolio investments by each revenue source were as follows:


                     HUNTINGTON FLORIDA TAX-FREE MONEY FUND

Revenue Bonds:
   Higher Education Bonds ..................       3.5%
   Hospital Bonds ..........................      24.9%
   Housing Bonds ...........................      12.7%
   Industrial Bonds ........................      11.9%
   Lease Bonds .............................       4.0%
   Pollution Control Bonds .................      12.8%
   Recreational Bonds ......................       0.6%
   Sales Tax Bonds .........................       1.6%
   Utility Bonds ...........................       2.8%
General Obligations:                              25.2%

                   HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND

Revenue Bonds:
   Health Care Bonds .......................       5.9%
   Higher Education Bonds ..................      11.4%
   Hospital Bonds ..........................      20.1%
   Housing Bonds ...........................       1.0%
   Income Tax Bonds ........................       2.6%
   Industrial Bonds ........................      14.8%
   Lease Bonds .............................       4.1%
   Pollution Control Bonds .................       1.0%
   Utility Bonds ...........................      10.9%
General Obligations: .......................      27.3%
Cash Equivalents: ..........................       0.9%

                        HUNTINGTON MICHIGAN TAX-FREE FUND

Revenue Bonds:
   Higher Education Bonds ..................      10.7%
   Hospital Bonds ..........................      20.2%
   Housing Bonds ...........................       3.1%
   Industrial Bonds ........................       4.5%
   Utility Bonds ...........................       9.5%
General Obligations: .......................      50.2%
Cash Equivalents: ..........................       1.8%




                          HUNTINGTON OHIO TAX-FREE FUND

Revenue Bonds:
   Higher Education Bonds ..................      12.4%
   Highway Bonds ...........................       1.3%
   Hospital Bonds ..........................       9.1%
   Industrial Bonds ........................       2.3%
   Lease Bonds .............................       2.6%
   Utility Bonds ...........................      10.5%
General Obligations: .......................      61.8%

STATEMENTS OF ASSETS & LIABILITIES


JUNE 30, 1999 (unaudited)
(All numbers in thousands)

                                               HUNTINGTON                                         HUNTINGTON
                                                 FLORIDA         HUNTINGTON       HUNTINGTON     U.S. TREASURY
                                                 TAX-FREE           MONEY       OHIO MUNICIPAL       MONEY
                                                  MONEY            MARKET        MONEY MARKET       MARKET
                                                   FUND             FUND             FUND            FUND
-----------------------------------------------------------------------------------------------------------

ASSETS:
   Investments at value                          $25,208          $919,195         $192,917        $208,078
   Investments in repurchase agreements               --            45,713               --         272,274
   Cash                                               37                --                1              --
   Dividends and interest receivable                 191                 6            1,244             735
   Receivable for investments sold                    --                --               --              --
   Receivable for fund share sold                     --                --               --              --
   Deferred expenses                                  --                --               --              --
-----------------------------------------------------------------------------------------------------------
     Total Assets                                 25,436           964,914          194,162         481,087
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                 321                --            1,007              --
   Payable for fund share redeemed                    --                --               --              --
   Dividend payable                                   60             3,517              444           1,705
ACCRUED EXPENSES:
   Investment advisory fees                            8               221               42              81
   Administration personnel and services              (2)               88               18              48
   Custodian and recordkeeping fees and expenses       1                45                9              23
   Distribution service fees -- Investment Shares     --                27               10               4
   Other                                               9               124               18              52
-----------------------------------------------------------------------------------------------------------
     Total Liabilities                               397             4,022            1,548           1,913
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                25,039           960,981          192,626         479,176
   Net unrealized appreciation (depreciation)
      of investments                                  --                --               --              --
   Accumulated net realized gain (loss) on
      investments                                     --               (89)             (12)             (2
   Undistributed net investment income                --                --               --              --
-----------------------------------------------------------------------------------------------------------
     Total Net Assets                             25,039           960,892          192,614         479,174
===========================================================================================================
NET ASSETS:
   Trust Shares                                   23,865           659,915           78,494         437,092
   Investment Shares                               1,174           300,977          114,120          42,082
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
   Trust Shares                                    $1.00             $1.00            $1.00           $1.00
   Investment Shares                               $1.00             $1.00            $1.00           $1.00
-----------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
   Trust Shares                                    $1.00             $1.00            $1.00           $1.00
   Investment Shares                               $1.00             $1.00            $1.00           $1.00
-----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
   Trust Shares                                   23,865           659,947           78,501         437,096
   Investment Shares                               1,174           301,034          114,125          42,083

-----------------------------------------------------------------------------------------------------------
     Total shares outstanding
        ($0.001 pare value)                       25,039           960,981          192,626         479,179
===========================================================================================================
Investments, at identified cost                  $25,208          $964,908         $192,917        $480,352
===========================================================================================================

*Computation of Offering price: 100/96 of net asset value.
**Computation of Offering price: 100/98 of net asset value.
***Computation of Offering price: 100/94.5 of net asset value.
(See Notes which are an integral part of the Financial Statements)


                                                                                                      HUNTINGTON    HUNTINGTON
                                                            HUNTINGTON    HUNTINGTON    HUNTINGTON      FIXED      INTERMEDIATE
                                               HUNTINGTON     INCOME       MICHIGAN        OHIO         INCOME      GOVERNMENT
                                                 GROWTH       EQUITY       TAX-FREE      TAX-FREE     SECURITIES      INCOME
                                                  FUND         FUND          FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments at value                         $338,271     $256,318      $31,016        $60,597      $152,528      $102,324
   Investments in repurchase agreements               --           --           --             --            --         3,905
   Cash                                              297           --           --             81            --            --
   Dividends and interest receivable                 195        1,000          410            476         2,357         1,401
   Receivable for investments sold                 3,605       15,583           --             --            --            --
   Receivable for fund share sold                     --           --           --             --            --            --
   Deferred expenses                                  --           --           --             --            --             1
--------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                342,368      272,901       31,426         61,154       154,885       107,631
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased               3,437       16,300           --             --            --            --
   Payable for fund share redeemed                     3           --           --             --            --            --
   Dividend payable                                   --           --           --             --            --            --
ACCRUED EXPENSES:
   Investment advisory fees                          163          123           11             25            64            40
   Administration personnel and services              30           22            3              6            18            10
   Custodian and recordkeeping fees and expenses      15           11            1              3             7             5
   Distribution service fees-- Investment Shares       6           --            5             --            --             2
   Other                                              21           14           20              2            (8)          (16)
--------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                             3,675       16,470           40             36            81            41
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                               131,745      136,215       30,507         59,530       156,101       109,267
   Net unrealized appreciation (depreciation)
      of investments                             169,193      118,011          871          1,526          (337)         (182)
   Accumulated net realized gain (loss) on
      investments                                 37,592           --            2             51          (990)       (1,526)
   Undistributed net investment income               163          123            6             11            30            31
--------------------------------------------------------------------------------------------------------------------------------
     Total Net Assets                            338,693      256,431       31,386         61,118       154,804       107,590
================================================================================================================================
NET ASSETS:
   Trust Shares                                  321,110      254,361       22,740         59,651       153,366       105,280
   Investment Shares                              17,583        2,070        8,646          1,467         1,438         2,310
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
   Trust Shares                                   $54.89       $41.52      $ 10.66         $21.10        $20.46        $ 9.99
   Investment Shares                              $54.85       $41.53      $ 10.66         $21.09        $20.46        $ 9.99
--------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
   Trust Shares                                   $54.89       $41.52       $10.66         $21.10        $20.46        $ 9.99
   Investment Share                               $57.14*      $43.95***    $10.88**       $21.52**      $20.88**      $10.19**
--------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
   Trust Shares                                    5,850        6,125        2,134          2,826         7,495        10,536
   Investment Shares                                 321           50          811             70            70           231
--------------------------------------------------------------------------------------------------------------------------------
     Total shares outstanding
        ($0.001 pare value)                        6,171        6,175        2,945          2,896         7,565        10,767
================================================================================================================================
Investments, at identified cost                 $169,078     $138,307      $30,145        $59,071      $152,865      $106,411
================================================================================================================================


                                                                SHORT/
                                                HUNTINGTON   INTERMEDIATE
                                                 MORTGAGE    FIXED INCOME
                                                SECURITIES    SECURITIES
                                                   FUND          FUND
-------------------------------------------------------------------------

ASSETS:
   Investments at value                           $32,258      $115,173
   Investments in repurchase agreements             2,790            --
   Cash                                                --            --
   Dividends and interest receivable                  245         1,817
   Receivable for investments sold                     (2)           --
   Receivable for fund share sold                      --            --
   Deferred expenses                                   --            --
-------------------------------------------------------------------------
     Total Assets                                  35,291       116,990
-------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                   --            --
   Payable for fund share redeemed                     --            --
   Dividend payable                                    --             1
ACCRUED EXPENSES:
   Investment advisory fees                             9            48
   Administration personnel and services                3            10
   Custodian and recordkeeping fees and expenses        4             5
   Distribution service fees-- Investment Shares        1            --
   Other                                               (4)            2
-------------------------------------------------------------------------
     Total Liabilities                                 13            66
-------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                 59,061       117,841
   Net unrealized appreciation (depreciation)
      of investments                                 (133)         (320)
   Accumulated net realized gain (loss) on
      investments                                 (23,646)         (603)
   Undistributed net investment income                 (4)            6
-------------------------------------------------------------------------
     Total Net Assets                              35,278       116,924
=========================================================================
NET ASSETS:
   Trust Shares                                    34,234       116,924
   Investment Shares                                1,044           N/A
-------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
   Trust Shares                                    $ 8.01        $19.61
   Investment Shares                               $ 8.03           N/A
-------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
   Trust Shares                                     $8.01        $19.61
   Investment Share                                 $8.19**         N/A
-------------------------------------------------------------------------
SHARES OUTSTANDING:
   Trust Shares                                     4,273         5,963
   Investment Shares                                  130           N/A
-------------------------------------------------------------------------
     Total shares outstanding
        ($0.001 pare value)                         4,403         5,963
=========================================================================
Investments, at identified cost                   $35,181      $115,493
=========================================================================

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
(All numbers in thousands)

                                                 HUNTINGTON                                       HUNTINGTON
                                                  FLORIDA        HUNTINGTON       HUNTINGTON    U.S. TREASURY
                                                 TAX-FREE           MONEY       OHIO MUNICIPAL      MONEY
                                                   MONEY            MARKET        MONEY MARKET      MARKET
                                                   FUND             FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                 $ 412          $ 23,870          $ 3,367        $ 11,878
   Dividend income                                    --                --               --              --
-------------------------------------------------------------------------------------------------------------
     Total income                                    412            23,870            3,367          11,878
-------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees                           66             1,333              324             511
   Administrative personnel and services              15               532              119             281
   Custodian and recordkeeping fees and expenses       7               271               60             143
   Transfer and dividend disbursing agent fees
      and expenses                                    10                94               22              24
   Fund share registration costs                       3                98               11              12
   Auditing fees                                       1                19                4               3
   Legal fees                                          1                17                3               6
   Trustees' fees                                     --                 8                2               3
   Printing and postage                                2                60               12              22
   Insurance premiums                                 --                 8                2               2
   Distribution services fees                         --               354              159              60
   Miscellaneous                                       1                 6               17               2

-------------------------------------------------------------------------------------------------------------
     Total expenses                                  106             2,800              735           1,069
-------------------------------------------------------------------------------------------------------------
Deduct--
   Waiver of investment advisory fees                (40)               --              (54)             --
   Waiver of distribution services fees               --              (212)             (95)            (36)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES                                          66             2,588              586           1,033
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                346            21,282            2,781          10,845
Realized and unrealized gain (loss)
   on investments
Net realized gain (loss) on investments
   (identified cost basis)                            --                --               --              (2)
Net change in unrealized appreciation
   (depreciation) on investments                      --                --               --              --
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                     --                --               --              (2)
-------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS     $ 346          $ 21,282          $ 2,781        $ 10,843
=============================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0. (See Notes which are an integral part of the Financial Statements)


STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
(All numbers in thousands)

                                                                                                         HUNTINGTON     HUNTINGTON
                                                                HUNTINGTON   HUNTINGTON   HUNTINGTON        FIXED      INTERMEDIATE
                                                    HUNTINGTON    INCOME      MICHIGAN       OHIO          INCOME       GOVERNMENT
                                                     GROWTH       EQUITY      TAX-FREE     TAX-FREE      SECURITIES       INCOME
                                                      FUND         FUND         FUND         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                   $    745      $ 1,160    $   856      $ 1,655        $  5,270       $  3,346
   Dividend income                                      1,648        3,339         --           --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total income                                       2,393        4,499        856        1,655           5,270          3,346
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees                             1,010          739         81          158             404            272
   Administrative personnel and services                  185          135         18           35              89             60
   Custodian and recordkeeping fees and expenses           94           69          9           18              45             30
   Transfer and dividend disbursing agent fees
      and expenses                                         42           22          7           22              22             21
   Fund share registration costs                           12           14         --            5              12             20
   Auditing fees                                            1            4          3            1              --              1
   Legal fees                                               3            4         --            1               2              3
   Trustees' fees                                           2            2         --            1               1              1
   Printing and postage                                    17           14          1            3               8              7
   Insurance premiums                                       1            2         --            1               1              1
   Distribution services fees                              21            2         11            2               2              3
   Miscellaneous                                            2            2          7            8               5              7

-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                     1,390        1,009        137          255             591            426
-----------------------------------------------------------------------------------------------------------------------------------
Deduct--
   Waiver of investment advisory fees                      --           --        (11)          --              --            (27)
   Waiver of distribution services fees                    --           --         --           --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                            1,390        1,009        126          255             591            399
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   1,003        3,490        730        1,400           4,679          2,947
Realized and unrealized gain (loss)
   on investments
Net realized gain (loss) on investments
   (identified cost basis)                             38,804        2,075          2           51            (990)           194
Net change in unrealized appreciation
   (depreciation) on investments                       (5,836)       2,161       (997)      (2,185)         (9,208)        (4,789)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      32,968        4,236       (995)      (2,134)        (10,198)        (4,595)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS       $ 33,971      $ 7,726    $  (265)      $ (734)      $  (5,519)      $ (1,648)
===================================================================================================================================

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
(All numbers in thousands)

                                                                   HUNTINGTON
                                                                      SHORT/
                                                      HUNTINGTON   INTERMEDIATE
                                                       MORTGAGE    FIXED INCOME
                                                      SECURITIES    SECURITIES
                                                         FUND          FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                      $ 1,170     $   3,817
   Dividend income                                           --            --
-------------------------------------------------------------------------------
     Total income                                         1,170         3,817
-------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees                                  90           306
   Administrative personnel and services                     20            67
   Custodian and recordkeeping fees and expenses             25            34
   Transfer and dividend disbursing agent fees
      and expenses                                           25             7
   Fund share registration costs                              5            11
   Auditing fees                                             --             2
   Legal fees                                                --             2
   Trustees' fees                                            --             1
   Printing and postage                                       1             7
   Insurance premiums                                        --             1
   Distribution services fees                                 3            --
   Miscellaneous                                              5             2

-------------------------------------------------------------------------------
     Total expenses                                         174           440
-------------------------------------------------------------------------------
Deduct--
   Waiver of investment advisory fees                       (36)           --
   Waiver of distribution services fees                      (1)           --
-------------------------------------------------------------------------------
NET EXPENSES                                                137           440
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     1,033         3,377
Realized and unrealized gain (loss)
   on investments
Net realized gain (loss) on investments
   (identified cost basis)                                   (3)         (603)
Net change in unrealized appreciation
   (depreciation) on investments                         (1,020)       (2,642)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                        (1,023)       (3,245)
-------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS           $   10     $     132
===============================================================================


                                     22 & 23

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                      HUNTINGTON                 HUNTINGTON
                                        HUNTINGTON          HUNTINGTON              OHIO MUNICIPAL              U.S. TREASURY
                                     FLORIDA TAX-FREE      MONEY MARKET              MONEY MARKET                MONEY MARKET
                                        MONEY FUND             FUND                      FUND                        FUND
                                        SIX MONTHS   SIX MONTHS    SIX MONTHS   SIX MONTHS                 SIX MONTHS     SIX MONTHS
                                           ENDED        ENDED         YEAR         ENDED        YEAR          ENDED          YEAR
                                         JUNE 30,     JUNE 30,        ENDED      JUNE 30,       ENDED       JUNE 30,         ENDED
                                           1999         1999        DEC. 31,       1999        DEC. 31,       1999         DEC. 31,
                                        (UNAUDITED)  (UNAUDITED)      1998      (UNAUDITED)     1998       (UNAUDITED)       1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS --
Net investment income                    $    346     $ 21,282      $ 37,721     $  2,781     $   5,881     $  10,845     $  26,326
Net realized gain (loss) on
   investment transactions                     --           --            --           --            --            (2)           --
Change in net unrealized
   appreciation (depreciation)
   of investments                              --           --            --           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                          346       21,282        37,721        2,781         5,881        10,843        26,326
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS --
From net investment income:
     Trust Shares                            (342)     (15,156)      (26,860)      (1,164)       (2,560)       (9,849)      (23,572)
     Investment Shares                         (4)      (6,126)      (10,861)      (1,617)       (3,321)         (996)       (2,754)
From net realized gain on investments:
     Trust Shares                              --           --            --           --            --            --            --
     Investment Shares                         --           --            --           --            --            --            --
In excess of net realized gain on investments:
     Trust Shares                              --           --            --           --            --            --            --
     Investment Shares                         --           --            --           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net assets from
     distributions to shareholders           (346)     (21,282)      (37,721)      (2,781)       (5,881)      (10,845)      (26,326)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
Trust Shares:
   Proceeds from shares issued
     from merger                              N/A          N/A       143,355          N/A           N/A           N/A           N/A
   Proceeds from shares issued             48,751      382,421       836,084       56,507       134,841       682,701       950,040
   Reinvestment of distributions               --            4            21           --            --             8            73
   Cost of shares redeemed                (24,886)    (423,050)     (703,021)     (80,619)     (104,903)     (722,864)     (956,412)
-----------------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions            23,865      (40,625)      276,439      (24,112)       29,938       (40,155)       (6,299)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares:
   Proceeds from shares issued
     from merger                              N/A          N/A        11,004          N/A           N/A           N/A           N/A
   Proceeds from shares issued              2,814      280,582       437,013      135,390       252,320        44,751       209,121
   Reinvestment of distributions               --        2,727         6,446          107           376           248           847
   Cost of shares redeemed                 (1,640)    (254,706)     (322,423)    (154,672)     (202,297)      (57,495)     (213,148)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Shares Transactions        1,174       28,603       132,040      (19,175)       50,399       (12,496)       (3,180)
Change in net assets from fund
   shares transactions                     25,039      (12,022)      408,479      (43,287)       80,337       (52,651)       (9,479)
Total change in Net Assets                 25,039      (12,022)      408,479      (43,287)       80,337       (52,653)       (9,479)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                            --      972,914       564,435      235,901       155,564       531,827       541,306
-----------------------------------------------------------------------------------------------------------------------------------
 End of period                           $ 25,039     $960,892      $972,914     $192,614     $ 235,901     $ 479,174     $ 531,827
===================================================================================================================================
Undistributed net investment
   income included in net assets
   at end of period                      $     --     $     --      $     --     $     --     $      --     $      --     $      --
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED --
Trust Shares:
   Shares issued from merger                  N/A          N/A       143,581          N/A           N/A           N/A           N/A
   Shares issued                           48,751      382,421       835,940       56,507       134,841       682,701       950,040
   Reinvestment of distributions               --            4            22           --            --             8            73
   Shares redeemed                        (24,886)    (423,050)     (703,021)     (80,619)     (104,903)     (722,864)     (956,412)
-----------------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions            23,865      (40,625)      276,522      (24,112)       29,938       (40,155)       (6,299)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Shares:
   Shares issued from merger                  N/A          N/A        11,010          N/A           N/A           N/A           N/A
   Shares issued                            2,814      280,582       437,013      135,390       252,320        44,751       209,121
   Reinvestment of distributions               --        2,727         6,446          107           376           248           847
   Shares redeemed                         (1,640)    (254,706)     (322,423)    (154,672)     (202,297)      (57,495)     (213,148)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Shares
   Transactions                             1,174       28,603       132,046      (19,175)       50,399       (12,496)       (3,180)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in fund share
   transactions                            25,039      (12,022)      408,568      (43,287)       80,337       (52,651)       (9,479)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         HUNTINGTON
                                                    HUNTINGTON                 HUNTINGTON                 MICHIGAN
                                                      GROWTH                 INCOME EQUITY                TAX-FREE
                                                       FUND                      FUND                       FUND
                                             SIX MONTHS                 SIX MONTHS                 SIX MONTHS
                                                ENDED        YEAR         ENDED         YEAR          ENDED        YEAR
                                              JUNE 30,       ENDED       JUNE 30,       ENDED       JUNE 30,       ENDED
                                                1999       DEC. 31,        1999       DEC. 31,       1999        DEC. 31,
                                             (UNAUDITED)     1998       (UNAUDITED)     1998      (UNAUDITED)      1998
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS --
Net investment income                         $  1,003     $  1,881      $  3,490     $  6,573      $   730       $   920
Net realized gain (loss) on
   investment transactions                      38,804        8,243         2,075        4,307            2           145
Change in net unrealized
   appreciation (depreciation)
   of investments                               (5,836)      37,083         2,161       27,275         (997)           75
-------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                            33,971       47,207         7,726       38,155         (265)        1,140
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS --
From net investment income:
     Trust Shares                                 (843)      (1,815)       (3,429)      (6,527)        (535)         (731)
     Investment Shares                             (23)         (47)          (23)         (20)        (189)         (253)
From net realized gain on investments:
     Trust Shares                                   --       (7,850)           --       (4,275)          --           (54)
     Investment Shares                              --         (393)           --          (31)          --           (20)
In excess of net realized gain on investments:
     Trust Shares                                   --       (1,154)           --           --           --            --
     Investment Shares                              --          (58)           --           --           --            --
-------------------------------------------------------------------------------------------------------------------------
   Change in net assets from
     distributions to shareholders                (866)      (11,317)      (3,452)      (10,853)        (724)      (1,058)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
Trust Shares:
   Proceeds from shares issued
     from merger                                   N/A       64,133           N/A          N/A          N/A           N/A
   Proceeds from shares issued                  21,619       24,689        26,090       21,506        1,908         1,206
   Reinvestment of distributions                   286        3,916         1,055        3,497           17            32
   Cost of shares redeemed                     (54,828)     (33,300)      (26,076)     (17,765)      (2,464)       (4,740)
-------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions                (32,923)      59,438         1,069        7,238         (539)       (3,502)
Investment Shares:
   Proceeds from shares issued
     from merger                                   N/A        9,965           N/A          N/A          N/A           N/A
   Proceeds from shares issued                   1,499        1,549           610        1,508          689           114
   Reinvestment of distributions                    23          493            22           49          151           217
   Cost of shares redeemed                      (2,076)      (1,893)         (480)         (65)        (685)       (1,538)
-------------------------------------------------------------------------------------------------------------------------
Total Investment Shares Transactions              (554)      10,114           152        1,492          155        (1,207)
-------------------------------------------------------------------------------------------------------------------------
Change in net assets from fund
   shares transactions                         (33,477)      69,552         1,221        8,730         (384)       (4,709)
-------------------------------------------------------------------------------------------------------------------------
Total change in Net Assets                        (372)     105,442         5,495       36,032       (1,373)       (4,627)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                            339,065      233,623       250,936      214,904       32,759        37,386
-------------------------------------------------------------------------------------------------------------------------
 End of period                                $338,693     $339,065      $256,431     $250,936      $31,386       $32,759
=========================================================================================================================
Undistributed net investment
   income included in net assets
   at end of period                           $    163     $     26      $    123     $     88      $     6       $    --
-------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED --
Trust Shares:
   Shares issued from merger                       N/A        1,330           N/A          N/A          N/A           N/A
   Shares issued                                   426          521           646          555          176           109
   Reinvestment of distributions                     6           82            26           89            2             3
   Shares redeemed                              (1,061)        (701)         (645)        (460)        (227)         (431)
-------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions                   (629)       1,232            27          184          (49)         (319)
-------------------------------------------------------------------------------------------------------------------------
Investment Shares:
   Shares issued from merger                       N/A          202           N/A          N/A          N/A           N/A
   Shares issued                                    30           33            15           39           63            10
   Reinvestment of distributions                     1           11             1            1           14            20
   Shares redeemed                                 (42)         (40)          (12)          (2)         (63)         (140)
-------------------------------------------------------------------------------------------------------------------------
Total Investment Shares
   Transactions                                    (11)         206             4           38           14          (110)
-------------------------------------------------------------------------------------------------------------------------
Net change in fund share
   transactions                                   (640)       1,438            31          222          (35)         (429)
-------------------------------------------------------------------------------------------------------------------------


                                                                              HUNTINGTON
                                                    HUNTINGTON               FIXED INCOME
                                                  OHIO TAX-FREE               SECURITIES
                                                       FUND                      FUND
                                             SIX MONTHS                 SIX MONTHS
                                                ENDED        YEAR          ENDED        YEAR
                                              JUNE 30,       ENDED       JUNE 30,      ENDED
                                                1999       DEC. 31,       1999        DEC. 31,
                                             (UNAUDITED)     1998      (UNAUDITED)      1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS --
Net investment income                         $ 1,400      $  2,997       $ 4,679     $   9,435
Net realized gain (loss) on
   investment transactions                         51            68          (990)        2,181
Change in net unrealized
   appreciation (depreciation)
   of investments                              (2,185)          315        (9,208)        2,837
-----------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                              (734)       3,380        (5,519)       14,453
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS --
From net investment income:
     Trust Shares                               (1,360)      (2,943)       (4,609)       (9,390)
     Investment Shares                             (31)         (65)          (41)          (89)
From net realized gain on investments:
     Trust Shares                                   --          (66)           --        (2,141)
     Investment Shares                              --           (2)           --           (20)
In excess of net realized gain on investments:
     Trust Shares                                   --           --            --            --
     Investment Shares                              --           --            --            --
-----------------------------------------------------------------------------------------------
   Change in net assets from
     distributions to shareholders              (1,391)      (3,076)     (4,650)        (11,640)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS --
Trust Shares:
   Proceeds from shares issued
     from merger                                   N/A          N/A           N/A           N/A
   Proceeds from shares issued                   3,756        8,440        14,205        21,544
   Reinvestment of distributions                    83          169         1,917         4,761
   Cost of shares redeemed                      (5,261)     (10,084)      (21,133)      (14,012)
-----------------------------------------------------------------------------------------------
Total Trust Shares Transactions                 (1,422)      (1,475)       (5,011)       12,293
Investment Shares:
   Proceeds from shares issued
     from merger                                   N/A          N/A           N/A           N/A
   Proceeds from shares issued                      46          352            59           265
   Reinvestment of distributions                    21           48            32            84
   Cost of shares redeemed                         (69)        (355)         (146)         (405)
-----------------------------------------------------------------------------------------------
Total Investment Shares Transactions                (2)          45           (55)          (56)
-----------------------------------------------------------------------------------------------
Change in net assets from fund
   shares transactions                          (1,424)      (1,430)       (5,066)       12,237
-----------------------------------------------------------------------------------------------
Total change in Net Assets                      (3,549)      (1,126)      (15,235)       15,050
-----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                             64,667       65,793       170,039       154,989
-----------------------------------------------------------------------------------------------
 End of period                                $ 61,118      $64,667      $154,804      $170,039
===============================================================================================
Undistributed net investment
   income included in net assets
   at end of period                           $     11      $     2      $     30     $       1
-----------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED --
Trust Shares:
   Shares issued from merger                       N/A          N/A           N/A           N/A
   Shares issued                                   173          388           675           995
   Reinvestment of distributions                     4            8            91           219
   Shares redeemed                                (244)        (462)       (1,005)         (645)
-----------------------------------------------------------------------------------------------
Total Trust Shares Transactions                    (67)         (66)         (239)          569
-----------------------------------------------------------------------------------------------
Investment Shares:
   Shares issued from merger                       N/A          N/A           N/A           N/A
   Shares issued                                     2           16             3            12
   Reinvestment of distributions                     1            2             1             4
   Shares redeemed                                  (3)         (16)           (7)          (18)
-----------------------------------------------------------------------------------------------
Total Investment Shares
   Transactions                                     --            2            (3)           (2)
-----------------------------------------------------------------------------------------------
Net change in fund share
   transactions                                    (67)         (64)         (242)          567
-----------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)


                                     24 & 25

STATEMENTS OF CHANGES IN NET ASSETS

(All numbers in thousands)

                                                    HUNTINGTON                                          HUNTINGTON SHORT/
                                                   INTERMEDIATE                HUNTINGTON                 INTERMEDIATE
                                                    GOVERNMENT             MORTGAGE SECURITIES            FIXED INCOME
                                                    INCOME FUND                   FUND                   SECURITIES FUND
                                             SIX MONTHS                 SIX MONTHS                 SIX MONTHS
                                               ENDED         YEAR         ENDED         YEAR          ENDED         YEAR
                                              JUNE 30,       ENDED      JUNE 30,        ENDED       JUNE 30,        ENDED
                                                1999       DEC. 31,       1999        DEC. 31,        1999        DEC. 31,
                                             (UNAUDITED)     1998      (UNAUDITED)      1998       (UNAUDITED)      1998
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS --
Net investment income                         $  2,947     $  3,713      $  1,033     $  2,324       $ 3,377      $  7,338
Net realized gain (loss) on
   investment transactions                         194           (7)           (3)          19          (603)        1,670
Change in net unrealized
   appreciation (depreciation)
   of investments                               (4,789)       2,433        (1,020)          35        (2,642)          (88)
--------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                            (1,648)       6,139            10        2,378           132         8,920
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS --
From net investment income:
     Trust Shares                               (2,880)      (3,854)       (1,028)      (2,266)       (3,371)       (7,352)
     Investment Shares                             (66)        (102)          (30)         (63)           --            --
From net realized gain on investments:
     Trust Shares                                   --           --            --           --            --          (956)
     Investment Shares                              --           --            --           --            --            --
--------------------------------------------------------------------------------------------------------------------------
   Change in net assets from
     distributions to shareholders              (2,946)      (3,956)       (1,058)      (2,329)       (3,371)       (8,308)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
Trust Shares:
   Proceeds from shares issued
     from merger                                   N/A          N/A           N/A          N/A           N/A           N/A
   Proceeds from shares issued                  10,372       12,297         3,896         2881        10,148         9,438
   Reinvestment of distributions                   333          558            82          180         1,520         3,814
   Cost of shares redeemed                     (10,200)     (22,036)       (3,718)      (5,175)      (19,220)      (12,994)
--------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions                    505       (9,181)          260       (2,114)       (7,552)          258
--------------------------------------------------------------------------------------------------------------------------
Investment Shares:
   Proceeds from shares issued
     from merger                                   N/A          N/A           N/A          N/A           N/A           N/A
   Proceeds from shares issued                      29           11            44           53           N/A           N/A
   Reinvestment of distributions                    50           82            22           45           N/A           N/A
   Cost of shares redeemed                        (745)        (284)          (59)        (113)          N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
Total Investment Shares Transactions              (666)        (191)            7          (15)          N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
Change in net assets from fund
   shares transactions                            (161)      (9,372)          267       (2,129)       (7,552)          258
Total change in Net Assets                      (4,755)      (7,189)         (781)      (2,080)      (10,791)          870
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                            112,345      119,534        36,059       38,139       127,715       126,845
--------------------------------------------------------------------------------------------------------------------------
 End of period                                $107,590     $112,345       $35,278      $36,059      $116,924      $127,715
==========================================================================================================================
Undistributed net investment
   income included in net assets
   at end of period                           $     31     $     30      $     (4)    $     21      $      6      $     --
--------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED--
Trust Shares:
   Shares issued from merger                       N/A          N/A           N/A          N/A           N/A           N/A
   Shares issued                                 1,019        1,186           478          348           512           468
   Reinvestment of distributions                    33           54            10           22            77           189
   Shares redeemed                              (1,002)      (2,121)         (456)        (627)         (970)         (643)
--------------------------------------------------------------------------------------------------------------------------
Total Trust Shares Transactions                     50         (881)           32         (257)         (381)           14
Investment Shares:
   Shares issued from merger                       N/A          N/A           N/A          N/A           N/A           N/A
   Shares issued                                     3            1             5            7           N/A           N/A
   Reinvestment of distributions                     5            8             3            5           N/A           N/A
   Shares redeemed                                 (73)         (27)           (7)         (14)          N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
Total Investment Shares
   Transactions                                    (65)         (18)            1           (2)          N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
Net change in fund share
   transactions                                    (15)        (899)           33         (259)         (381)           14
--------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS
(For a share outstanding throughout the period)

                                                                                  DISTRIBUTIONS TO
                                            NET ASSET                               SHAREHOLDERS        NET ASSET
                                             VALUE,                  NET              FROM NET           VALUE,
YEAR ENDED                                  BEGINNING            INVESTMENT          INVESTMENT          END OF
DECEMBER 31,                                OF PERIOD              INCOME              INCOME            PERIOD
---------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON FLORIDA TAX-FREE MONEY FUND
1999(a)                                       $1.00                 0.01               (0.01)              $1.00
HUNTINGTON MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.05               (0.05)              $1.00
1997                                          $1.00                 0.05               (0.05)              $1.00
1996                                          $1.00                 0.05               (0.05)              $1.00
1995                                          $1.00                 0.05               (0.05)              $1.00
1994                                          $1.00                 0.04               (0.04)              $1.00
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.03               (0.03)              $1.00
1997                                          $1.00                 0.03               (0.03)              $1.00
1996                                          $1.00                 0.03               (0.03)              $1.00
1995                                          $1.00                 0.04               (0.04)              $1.00
1994                                          $1.00                 0.02               (0.02)              $1.00
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.05               (0.05)              $1.00
1997                                          $1.00                 0.05               (0.05)              $1.00
1996                                          $1.00                 0.05               (0.05)              $1.00
1995                                          $1.00                 0.05               (0.05)              $1.00
1994                                          $1.00                 0.04               (0.04)              $1.00
INVESTMENT SHARES
HUNTINGTON FLORIDA TAX-FREE MONEY FUND
1999(a)                                       $1.00                 0.01               (0.01)              $1.00
HUNTINGTON MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.05               (0.05)              $1.00
1997                                          $1.00                 0.05               (0.05)              $1.00
1996                                          $1.00                 0.05               (0.05)              $1.00
1995                                          $1.00                 0.05               (0.05)              $1.00
1994                                          $1.00                 0.04               (0.04)              $1.00
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.03               (0.03)              $1.00
1997                                          $1.00                 0.03               (0.03)              $1.00
1996                                          $1.00                 0.03               (0.03)              $1.00
1995                                          $1.00                 0.03               (0.03)              $1.00
1994                                          $1.00                 0.02               (0.02)              $1.00
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
1999(b)                                       $1.00                 0.02               (0.02)              $1.00
1998                                          $1.00                 0.05               (0.05)              $1.00
1997                                          $1.00                 0.05               (0.05)              $1.00
1996                                          $1.00                 0.05               (0.05)              $1.00
1995                                          $1.00                 0.05               (0.05)              $1.00
1994                                          $1.00                 0.04               (0.04)              $1.00
---------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from January 6, 1999 (date of initial public investment) to June 30, 1999 (unaudited).
(b) Six months ended June 30, 1999 (unaudited).
(c) Based on net asset value.
(d) Computed on an annualized basis.
(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios. Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)

                                                                         RATIO TO AVERAGE NET ASSETS
                                                                ----------------------------------------------
                                                                                                EXPENSE WAIVER      NET ASSETS,
                                                TOTAL                                 NET          REDUCTION/         END OF
 YEAR ENDED                                    RETURN                              INVESTMENT    REIMBURSEMENT        PERIOD
 DECEMBER 31,                                    (C)            EXPENSES             INCOME           (E)          (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON FLORIDA TAX-FREE MONEY FUND
1999(a)                                         1.28%             0.50%(d)           2.63%(d)        0.30%(d)        $ 23,865
HUNTINGTON MONEY MARKET FUND
1999(b)                                         2.21%             0.51%(d)           4.43%(d)          --            $659,915
1998                                            5.13%             0.50%              4.99%             --            $700,540
1997                                            5.17%             0.51%              5.06%             --            $424,050
1996                                            5.01%             0.53%              4.90%             --            $337,962
1995                                            5.58%             0.53%              5.44%           0.03%           $296,764
1994                                            3.86%             0.51%              3.75%           0.02%           $287,805
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
1999(b)                                         1.32%             0.46%(d)           3.17%(d)        0.05%(d)        $ 78,494
1998                                            3.07%             0.47%              3.03%           0.05%           $102,606
1997                                            3.27%             0.45%              3.23%           0.07%           $ 72,667
1996                                            3.14%             0.42%              3.10%           0.12%           $ 56,654
1995                                            3.57%             0.42%              3.52%           0.20%           $ 56,551
1994                                            2.41%             0.45%              2.40%           0.19%           $ 39,624
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
1999(b)                                         2.13%             0.40%(d)           4.25%(d)          --            $437,092
1998                                            4.95%             0.40%              4.84%             --            $447,305
1997                                            5.06%             0.42%              4.95%             --            $483,548
1996                                            4.98%             0.42%              4.87%             --            $474,593
1995                                            5.53%             0.43%              5.40%           0.01%           $277,142
1994                                            3.79%             0.42%              3.76%           0.02%           $256,538
INVESTMENT SHARES
HUNTINGTON FLORIDA TAX-FREE MONEY FUND
1999(a)                                         1.08%             0.60%(d)           2.60%(d)        0.45%(d)        $  1,174
HUNTINGTON MONEY MARKET FUND
1999(b)                                         2.16%             0.61%(d)           4.33%(d)        0.15%(d)        $300,977
1998                                            5.03%             0.60%              4.89%           0.15%           $272,374
1997                                            5.07%             0.61%              4.96%           0.15%           $140,385
1996                                            4.90%             0.63%              4.80%             --            $ 97,557
1995                                            5.48%             0.63%              5.30%           0.03%           $ 91,288
1994                                            3.76%             0.61%              3.85%           0.02%           $ 41,629
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
1999(b)                                         1.27%             0.56%(d)           3.07%(d)        0.20%(d)        $114,120
1998                                            2.97%             0.57%              2.93%           0.20%           $133,295
1997                                            3.17%             0.55%              3.13%           0.22%           $ 82,897
1996                                            3.04%             0.52%              3.00%           0.12%           $ 74,102
1995                                            3.47%             0.52%              3.42%           0.20%           $ 55,469
1994                                            2.31%             0.55%              2.30%           0.19%           $ 37,134
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
1999(b)                                         2.08%             0.50%(d)           4.15%(d)        0.15%(d)        $ 42,082
1998                                            4.85%             0.50%              4.74%           0.15%           $ 54,522
1997                                            4.95%             0.52%              4.85%           0.15%           $ 57,758
1996                                            4.87%             0.52%              4.77%           0.15%           $ 47,884
1995                                            5.43%             0.53%              5.28%           0.18%           $ 38,973
1994                                            3.68%             0.52%              3.66%           0.17%           $ 20,390
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

EQUITY FUNDS
(For a share outstanding throughout the period)

                                                                                   DISTRIBUTIONS TO
                                          NET REALIZED            DISTRIBUTIONS TO   SHAREHOLDERS     DISTRIBUTIONS
               NET ASSET                       AND                  SHAREHOLDERS       FROM NET         IN EXCESS
                VALUE,          NET        UNREALIZED   TOTAL FROM    FROM NET       REALIZED GAIN       OF NET
YEAR ENDED     BEGINNING    INVESTMENT     GAIN/(LOSS)  INVESTMENT   INVESTMENT      ON INVESTMENT     INVESTMENT
DECEMBER 31,   OF PERIOD      INCOME       INVESTMENTS  OPERATIONS     INCOME        TRANSACTIONS        INCOME
-------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON GROWTH FUND
1999(a)         $49.78         0.16           5.08         5.24        (0.13)              --             --
1998            $43.48         0.29           7.69         7.98        (0.29)           (1.21)          (0.18)
1997            $33.97         0.29          11.63        11.92        (0.29)           (2.12)            --
1996            $30.81         0.40           4.72         5.12        (0.40)           (1.56)            --
1995            $26.30         0.43           7.62         8.05        (0.43)           (3.11)            --
1994            $26.17         0.39           0.21         0.60        (0.40)           (0.07)            --
HUNTINGTON INCOME EQUITY FUND
1999(a)         $40.85         0.56           0.67         1.23        (0.56)              --             --
1998            $36.30         1.09           5.26         6.35        (1.09)           (0.71)            --
1997            $30.26         1.03           6.70         7.73        (1.04)           (0.65)            --
1996            $27.25         1.00           3.51         4.51        (1.00)           (0.50)            --
1995            $21.93         0.94           5.34         6.28        (0.96)              --             --
1994            $23.21         0.88          (1.29)       (0.41)       (0.87)              --             --
INVESTMENT SHARES
HUNTINGTON GROWTH FUND
1999(a)         $49.76         0.09           5.07         5.16        (0.07)              --             --
1998            $43.46         0.19           7.67         7.86        (0.17)           (1.21)          (0.18)
1997            $33.96         0.19          11.63        11.82        (0.20)           (2.12)            --
1996            $30.81         0.31           4.73         5.04        (0.33)           (1.56)            --
1995            $26.31         0.35           7.61         7.96        (0.35)           (3.11)            --
1994            $26.16         0.33           0.22         0.55        (0.33)           (0.07)            --
HUNTINGTON INCOME EQUITY FUND
1999(a)         $40.86         0.48           0.69         1.17        (0.50)              --             --
1998            $36.29         0.98           5.29         6.27        (0.99)           (0.71)            --
1997(b)         $31.20         0.65           5.72         6.37        (0.63)           (0.65)            --
-------------------------------------------------------------------------------------------------------------------

(a) Six months ended June 30, 1999 (unaudited).
(b) Reflects operations for the period from May 1, 1997 (effective date of Investment Shares) to December 31, 1997. (c) Based on net asset value, which does not reflect the sales load, if applicable.
(d) Computed on annualized basis.
(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(f) Not annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)

                                                 RATIO TO AVERAGE NET ASSETS
                                                -----------------------------
                                          NET ASSET                                         EXPENSE WAIVER   NET ASSETS,
                                           VALUE,       TOTAL                     NET         REDUCTION/       END OF     PORTFOLIO
YEAR ENDED                    TOTAL        END OF      RETURN                  INVESTMENT   REIMBURSEMENT     PERIOD      TURNOVER
DECEMBER 31,              DISTRIBUTIONS    PERIOD        (C)      EXPENSES       INCOME          (E)       (000 OMITTED)    RATE
-----------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON GROWTH FUND
1999(a)                       (0.13)       $54.89      10.55%       0.81%(d)      0.61%(d)    -- %         $321,110           9%
1998                          (1.68)       $49.78      18.55%       0.79%         0.62%       -- %         $322,564          11%
1997                          (2.40)       $43.48      35.37%       0.80%         0.73%       -- %         $228,138          12%
1996                          (1.96)       $33.97      16.72%       0.83%         1.20%       -- %         $175,764          21%
1995                          (3.54)       $30.81      30.75%       0.86%         1.34%      0.05%         $143,421          37%
1994                          (0.47)       $26.30       2.28%       0.88%         1.52%      0.04%         $103,463          42%
HUNTINGTON INCOME EQUITY FUND
1999(a)                       (0.56)       $41.52       3.06%       0.82%(d)      2.84%(d)    -- %         $254,361          19%
1998                          (1.80)       $40.85      17.79%       0.81%         2.83%       -- %         $249.051          13%
1997                          (1.69)       $36.30      25.99%       0.81%         3.08%       -- %         $214,625          24%
1996                          (1.50)       $30.26      16.88%       0.82%         3.50%       -- %         $172,767          25%
1995                          (0.96)       $27.25      29.26%       0.82%         3.85%       -- %         $141,892          17%
1994                          (0.87)       $21.93      (1.82%)      0.84%         3.91%       -- %         $115,399          50%
INVESTMENT SHARES
HUNTINGTON GROWTH FUND
1999(a)                       (0.07)       $54.85      10.38%       1.06%(d)      0.36%(d)    -- %         $ 17,583           9%
1998                          (1.56)       $49.76      18.25%       1.04%         0.37%       -- %         $ 16,501          11%
1997                          (2.31)       $43.46      35.04%       1.05%         0.48%       -- %         $  5,485          12%
1996                          (1.89)       $33.96      16.43%       1.08%         0.93%       -- %         $  4,285          21%
1995                          (3.46)       $30.81      30.40%       1.11%         1.08%      0.05%         $  3,777          37%
1994                          (0.40)       $26.31       2.08%       1.13%         1.27%      0.04%         $  3,212          42%
HUNTINGTON INCOME EQUITY FUND
1999(a)                       (0.50)       $41.53       2.92%       1.07%(d)      2.59%(d)    -- %         $  2,070          19%
1998                          (1.70)       $40.86      17.56%       1.06%         2.58%       -- %         $  1,885          13%
1997(b)                       (1.28)       $36.29      16.09%(f)    1.08%(d)      2.76%(d)    -- %         $    279          24%
-----------------------------------------------------------------------------------------------------------------------------------

   Financial Highlights

FIXED INCOME FUNDS
(For a share outstanding throughout the period)

                                                                                                    DISTRIBUTIONS TO
                                               NET REALIZED                   DISTRIBUTIONS TO       SHAREHOLDERS
                   NET ASSET                        AND                         SHAREHOLDERS           FROM NET
                    VALUE,           NET        UNREALIZED       TOTAL FROM       FROM NET           REALIZED GAIN
YEAR ENDED        BEGINNING     INVESTMENT     GAIN/(LOSS)       INVESTMENT      INVESTMENT          ON INVESTMENT
DECEMBER 31,      OF PERIOD       INCOME       INVESTMENTS       OPERATIONS        INCOME            TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON MICHIGAN TAX-FREE FUND
1999(a)             $10.99          0.25          (0.33)           (0.08)           (0.25)                --
1998(b)             $10.97          0.29           0.06             0.35            (0.31)             (0.02)
1998(c)             $10.89          0.25           0.06             0.31            (0.23)                --
1997(d)             $10.79          0.50           0.10             0.60            (0.50)                --
1996(d)             $10.79          0.50             --             0.50            (0.50)                --
1995(d)             $ 9.97          0.49           0.82             1.31            (0.49)                --
1994(d)             $10.61          0.47          (0.63)           (0.16)           (0.47)             (0.01)
HUNTINGTON OHIO TAX-FREE FUND
1999(a)             $21.83          0.48          (0.74)           (0.26)           (0.47)                --
1998                $21.74          0.98           0.11             1.09            (0.98)             (0.02)
1997                $21.49          1.01           0.27             1.28            (1.02)             (0.01)
1996                $21.77          1.01          (0.28)            0.73            (1.01)                --
1995                $20.50          1.01           1.27             2.28            (1.01)                --
1994                $22.04          0.99          (1.55)           (0.56)           (0.98)                --
HUNTINGTON FIXED INCOME SECURITIES FUND
1999(a)             $21.78          0.60          (1.32)           (0.72)           (0.60)                --
1998                $21.41          1.26           0.65             1.91            (1.26)             (0.28)
1997                $20.94          1.31           0.47             1.78            (1.31)                --
1996                $21.78          1.34          (0.83)            0.51            (1.35)                --
1995                $19.69          1.34           2.09             3.43            (1.34)                --
1994                $22.03          1.28          (2.28)           (1.00)           (1.34)                --
INVESTMENT SHARES
HUNTINGTON MICHIGAN TAX-FREE FUND
1999(a)             $10.99          0.24          (0.34)           (0.10)           (0.23)                --
1998(b)             $10.97          0.28           0.06             0.34            (0.30)             (0.02)
1998(c)             $10.89          0.24           0.06             0.30            (0.22)                --
1997(d)             $10.79          0.47           0.10             0.57            (0.47)                --
1996(d)             $10.79          0.48             --             0.48            (0.48)                --
1995(d)             $ 9.97          0.49           0.82             1.31            (0.49)                --
1994(d)             $10.61          0.47          (0.63)           (0.16)           (0.47)             (0.01)
HUNTINGTON OHIO TAX-FREE FUND
1999(a)             $21.82          0.45          (0.73)           (0.28)           (0.45)                --
1998                $21.73          0.93           0.11             1.04            (0.93)             (0.02)
1997                $21.48          0.98           0.25             1.23            (0.97)             (0.01)
1996                $21.77          0.96          (0.29)            0.67            (0.96)                --
1995                $20.50          0.96           1.27             2.23            (0.96)                --
1994                $22.04          0.94          (1.56)           (0.62)           (0.92)                --
HUNTINGTON FIXED INCOME SECURITIES FUND
1999(a)             $21.78          0.50          (1.24)           (0.74)           (0.58)                --
1998                $21.41          1.20           0.66             1.86            (1.21)             (0.28)
1997                $20.95          1.25           0.47             1.72            (1.26)                --
1996                $21.78          1.29          (0.83)            0.46            (1.29)                --
1995                $19.70          1.29           2.09             3.38            (1.30)                --
1994                $22.04          1.23          (2.29)           (1.06)           (1.28)                --
--------------------------------------------------------------------------------------------------------------------

(a) Six months ended June 30, 1999 (unaudited)
(b) Seven months ended December 31, 1999.
(c) Six months ended May 31, 1998.
(d) Year ended November 30.
(e) Based on net asset value, which does not reflect the sales load, if applicable.
(f) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratio.
(h) Computed on an annualized basis.
(i) Not annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)


                                                                             RATIO TO AVERAGE NET ASSETS
                                                                      ----------------------------------------
                                            NET ASSET                                       EXPENSE WAIVER   NET ASSETS,
                                              VALUE,    TOTAL                     NET       REDUCTION/       END OF        PORTFOLIO
YEAR ENDED                        TOTAL       END OF    RETURN                 INVESTMENT   REIMBURSEMENT     PERIOD        TURNOVER
DECEMBER 31,                  DISTRIBUTIONS   PERIOD      (E)     EXPENSES       INCOME          (G)       (000 OMITTED)      RATE
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON MICHIGAN TAX-FREE FUND
1999(a)                            (0.25)      $10.66    (0.79%)    0.71%(h)      4.58%(h)        --          $ 22,740         1%
1998(b)                            (0.33)      $10.99     3.31%(i)  0.67%(h)      4.57%(h)       0.07%(h)     $ 23,995         7%
1998(c)                            (0.23)      $10.97     2.86%(i)  0.75%(f)(h)   4.55%(h)       0.14%(h)     $ 27,440         2%
1997(d)                            (0.50)      $10.89     5.73%     0.73%         4.66%          0.27%        $ 24,954         7%
1996(d)                            (0.50)      $10.79     4.78%     0.68%         4.72%          0.37%        $ 23,082        16%
1995(d)                            (0.49)      $10.79    13.21%     0.70%         4.62%          0.48%        $ 20,700        35%
1994(d)                            (0.48)      $ 9.97    (1.49%)    0.51%         4.50%          0.68%        $ 15,495        22%
HUNTINGTON OHIO TAX-FREE FUND
1999(a)                            (0.47)      $21.10    (1.21%)    0.80%(h)      4.43%(h)        --          $ 59,651         4%
1998                               (1.00)      $21.83     5.16%     0.73%         4.50%           --          $ 63,148         9%
1997                               (1.03)      $21.74     6.11%     0.72%         4.72%           --          $ 64,325        14%
1996                               (1.01)      $21.49     3.48%     0.76%         3.48%           --          $ 64,799         6%
1995                               (1.01)      $21.77    11.35%     0.78%         4.74%          0.08%        $ 59,869        13%
1994                               (0.98)      $20.50    (2.57%)    0.77%         4.68%          0.04%        $ 56,469        12%
HUNTINGTON FIXED INCOME SECURITIES FUND
1999(a)                            (0.60)      $20.46    (3.33%)    0.73%(h)      5.79%(h)        --          $153.366        34%
1998                               (1.54)      $21.78     9.18%     0.70%         5.78%           --          $168,453        47%
1997                               (1.31)      $21.41     8.83%     0.70%         6.26%           --          $153,374       116%
1996                               (1.35)      $20.94     2.56%     0.74%         6.39%           --          $144,038        16%
1995                               (1.34)      $21.78    17.95%     0.77%         6.41%          0.05%        $141,423        20%
1994                               (1.34)      $19.69    (4.62%)    0.75%         6.26%          0.04%        $119,117        23%
INVESTMENT SHARES
HUNTINGTON MICHIGAN TAX-FREE FUND
1999(a)                            (0.23)      $10.66    (0.91%)    0.96%(h)      4.33%(h)        --          $  8,646         1%
1998(b)                            (0.32)      $10.99     3.14%(i)  0.92%(h)      4.32%(h)       0.07%(h)     $  8,764         7%
1998(c)                            (0.22)      $10.97     2.75%(i)  1.00%(f)(h)   4.30%(h)       0.21%(h)     $  9,946         2%
1997(d)                            (0.47)      $10.89     5.47%     0.98%         4.41%          0.37%        $  9,426         7%
1996(d)                            (0.48)      $10.79     4.61%     0.84%         4.55%          0.56%        $  9,050        16%
1995(d)                            (0.49)      $10.79    13.21%     0.70%         4.62%          0.48%        $ 12,619        35%
1994(d)                            (0.48)      $ 9.97    (1.49%)    0.51%         4.50%          0.68%        $ 12,249        22%
HUNTINGTON OHIO TAX-FREE FUND
1999(a)                            (0.45)      $21.09    (1.34%)    1.05%(h)      4.18%(h)        --          $  1,467         4%
1998                               (0.95)      $21.82     4.90%     0.98%         4.25%           --          $  1,519         9%
1997                               (0.98)      $21.73     5.88%     0.97%         4.47%           --          $  1,468        14%
1996                               (0.96)      $21.48     3.20%     1.01%         3.24%           --          $  1,900         6%
1995                               (0.96)      $21.77    11.10%     1.03%         4.49%          0.08%        $  2,163        13%
1994                               (0.92)      $20.50    (2.83%)    1.02%         4.43%          0.04%        $  2,307        12%
HUNTINGTON FIXED INCOME SECURITIES FUND
1999(a)                            (0.58)      $20.46    (3.45%)    0.98%(h)      5.54%(h)        --          $  1,438        34%
1998                               (1.49)      $21.78     8.93%     0.95%         5.53%           --          $  1,586        47%
1997                               (1.26)      $21.41     8.54%     0.95%         6.01%           --          $  1,615       116%
1996                               (1.29)      $20.95     2.32%     0.99%         6.12%           --          $  1,851        16%
1995                               (1.30)      $21.78    17.63%     1.02%         6.17%          0.05%        $  2,176        20%
1994                               (1.28)      $19.70    (4.88%)    1.00%         6.01%          0.04%        $  1,958        23%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                                                                                 DISTRIBUTIONS TO
                                              NET REALIZED                    DISTRIBUTIONS TO     SHAREHOLDERS    DISTRIBUTIONS
                   NET ASSET                      AND                           SHAREHOLDERS         FROM NET        IN EXCESS
                    VALUE,           NET       UNREALIZED       TOTAL FROM        FROM NET        REALIZED GAIN      OF NET
YEAR ENDED         BEGINNING     INVESTMENT    GAIN/(LOSS)      INVESTMENT        INVESTMENT       ON INVESTMENT    INVESTMENT
DECEMBER 31,       OF PERIOD       INCOME      INVESTMENTS      OPERATIONS          INCOME         TRANSACTIONS     INCOME (J)
--------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
1999(a)             $10.42          0.27          (0.42)           (0.15)           (0.28)              --             --
1998(b)             $10.23          0.33           0.21             0.54            (0.35)              --             --
1998(c)             $10.16          0.29           0.04             0.33            (0.26)              --             --
1997(d)             $10.13          0.59           0.02             0.61            (0.58)              --             --
1996(d)             $10.24          0.59          (0.10)            0.49            (0.60)              --             --
1995(d)             $ 9.66          0.61           0.58             1.19            (0.61)              --             --
1994(d)             $10.46          0.57          (0.80)           (0.23)           (0.57)              --             --
HUNTINGTON MORTGAGE SECURITIES FUND
1999(a)             $ 8.25          0.23          (0.23)              --            (0.24)               --            --
1998                $ 8.24          0.50           0.01             0.51            (0.50)               --            --
1997(k)             $ 8.06          0.52           0.16             0.68            (0.50)               --            --
1996(k)             $ 8.09          0.55          (0.04)            0.51            (0.54)               --            --
1995(k)             $ 6.69          0.55           1.46             2.01            (0.55)               --          (0.06)
1994(k)             $ 9.93          0.89          (3.19)           (2.30)           (0.93)               --          (0.01)
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
1999(a)             $20.13          0.55          (0.53)            0.02            (0.54)               --            --
1998                $20.04          1.15           0.24             1.39            (1.15)             (0.15)          --
1997                $19.96          1.19           0.08             1.27            (1.19)               --            --
1996                $20.35          1.17          (0.37)            0.80            (1.19)               --            --
1995                $19.14          1.18           1.21             2.39            (1.18)               --            --
1994                $20.57          1.13          (1.33)           (0.20)           (1.23)               --            --
INVESTMENT SHARES
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
1999(a)             $10.42          0.28          (0.45)           (0.17)           (0.26)               --            --
1998(b)             $10.24          0.31           0.20             0.51            (0.33)               --            --
1998(c)             $10.16          0.28           0.05             0.33            (0.25)               --            --
1997(d)             $10.13          0.57           0.02             0.59            (0.56)               --            --
1996(d)             $10.24          0.57          (0.10)            0.47            (0.58)               --            --
1995(d)             $ 9.66          0.61           0.58             1.19            (0.61)               --            --
1994(d)             $10.46          0.57          (0.80)           (0.23)           (0.57)               --            --
HUNTINGTON MORTGAGE SECURITIES FUND
1999(a)             $ 8.27          0.22          (0.23)           (0.01)           (0.23)               --            --
1998                $ 8.26          0.48           0.01             0.49            (0.48)               --            --
1997(k)             $ 8.08          0.50           0.17             0.67            (0.49)               --            --
1996(k)             $ 8.12          0.53          (0.04)            0.49            (0.53)               --            --
1995(k)             $ 6.70          0.55           1.46             2.01            (0.55)               --          (0.04)
1994(k)             $ 9.94          0.87          (3.19)           (2.32)           (0.91)               --          (0.01)
--------------------------------------------------------------------------------------------------------------------------------

(a) Six months ended June 30, 1999 (unaudited).
(b) Seven months ended December 31, 1999.
(c) Six months ended May 31, 1998.
(d) Year ended November 30.
(e) Based on net asset value, which does not reflect the sales load, if applicable.
(f) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratio.
(h) Computed on an annualized basis.
(i) Not annualized.
(j) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.
(k) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

Amounts designated as "--" are either $0 or have been rounded to $0.

(See Notes which are an integral part of the Financial Statements)

                                                                          RATIO TO AVERAGE NET ASSETS
                                                                 ----------------------------------------
                                    NET ASSET                                             EXPENSE WAIVER   NET ASSETS,
                                      VALUE,         TOTAL                         NET       REDUCTION/       END OF       PORTFOLIO
                           TOTAL      END OF        RETURN                     INVESTMENT   REIMBURSEMENT     PERIOD       TURNOVER
                       DISTRIBUTIONS  PERIOD          (E)        EXPENSES        INCOME          (G)       (000 OMITTED)     RATE
------------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
1999(a)                   (0.28)     $ 9.99          (1.51%)       0.73%(h)       5.43%(h)       --        $105,280            10%
1998(b)                   (0.35)     $10.42           5.34%(i)     0.69%(h)       5.38%(h)      0.05%(h)   $109,261             7%
1998(c)                   (0.26)     $10.23           3.33%(i)     0.76%(f)(h)    5.67%(h)      0.02%(h)   $116,317            14%
1997(d)                   (0.58)     $10.16           6.27%        0.79%          5.91%         --         $115,064            28%
1996(d)                   (0.60)     $10.13           4.97%        0.79%          5.89%         --         $108,047            16%
1995(d)                   (0.61)     $10.24          12.64%        0.78%          6.09%         --         $114,646            27%
1994(d)                   (0.57)     $ 9.66          (2.23%)       0.83%          6.45%         0.02%      $115,449            20%
HUNTINGTON MORTGAGE SECURITIES FUND
1999(a)                   (0.24)     $ 8.01          (0.02%)       0.75%(h)       5.77%(h)      0.20%(h)   $ 34,234            11%
1998                      (0.50)     $ 8.25           6.41%        0.63%          6.09%         0.20%      $ 34,991            17%
1997(k)                   (0.50)     $ 8.24           8.77%        0.66%          6.39%         0.20%      $ 37,057            63%
1996(k)                   (0.54)     $ 8.06           6.56%        0.67%          6.86%         0.29%      $ 39,566            90%
1995(k)                   (0.61)     $ 8.09          31.10%        0.49%          7.29%         0.63%      $ 52,667           194%
1994(k)                   (0.94)     $ 6.69         (24.59%)       0.88%         11.16%         0.12%      $ 54,164            91%
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
1999(a)                   (0.54)     $19.61           0.12%        0.72%(h)       5.54%(h)       --        $116,924            58%
1998                      (1.30)     $20.13           7.13%        0.71%          5.68%          --        $127,715            61%
1997                      (1.19)     $20.04           6.56%        0.71%          5.94%          --        $126,845           160%
1996                      (1.19)     $19.96           4.08%        0.72%          5.83%          --        $125,514            39%
1995                      (1.18)     $20.35          12.81%        0.74%          5.93%          --        $133,951            40%
1994                      (1.23)     $19.14          (0.98%)       0.72%          5.76%          --        $125,112            38%
INVESTMENT SHARES
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
1999(a)                   (0.26)     $ 9.99          (1.63%)       0.98%(h)       5.19%(h)       --         $ 2,310            10%
1998(b)                   (0.33)     $10.42           5.06%(i)     0.94%(h)       5.13%(h)      0.05%(h)    $ 3,084             7%
1998(c)                   (0.25)     $10.24           3.31%(i)     1.01%(f)(h)    5.42%(h)      0.09%(h)    $ 3,217            14%
1997(d)                   (0.56)     $10.16           5.99%        1.04%          5.66%         0.10%       $ 3,518            28%
1996(d)                   (0.58)     $10.13           4.80%        0.95%          5.73%         0.19%       $ 5,230            16%
1995(d)                   (0.61)     $10.24          12.64%        0.78%          6.09%          --         $ 7,610            27%
1994(d)                   (0.57)     $ 9.66          (2.23%)       0.83%          6.45%         0.02%       $ 9,718            20%
HUNTINGTON MORTGAGE SECURITIES FUND
1999(a)                   (0.23)     $ 8.03          (0.16%)       1.00%(h)       5.52%(h)      0.45%(h)    $ 1,044            11%
1998                      (0.48)     $ 8.27           6.09%        0.88%          5.84%         0.45%       $ 1,068            17%
1997(k)                   (0.49)     $ 8.26           8.54%        0.91%          6.16%         0.45%       $ 1,082            63%
1996(k)                   (0.53)     $ 8.08           6.25%        0.92%          6.57%         0.53%       $ 1,666            90%
1995(k)                   (0.59)     $ 8.12          31.13%        0.76%          7.40%         0.73%       $ 2,008           194%
1994(k)                   (0.92)     $ 6.70         (24.72%)       1.13%         10.91%         0.37%       $ 4,259            91%
------------------------------------------------------------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999

(1) ORGANIZATION
The Huntington Funds, formerly known as The Monitor Funds, (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of June 30, 1999, the Trust consisted of eight diversified and four non-diversified portfolios (individually referred to as a "Fund", or collectively as the "Funds") as follows:

   Huntington Florida Tax-Free Money Fund
     ("Florida Tax-Free Money")*
   Huntington Money Market Fund ("Money Market")
   Huntington Ohio Municipal Money Market Fund
     ("Ohio Municipal Money Market")*
   Huntington U.S. Treasury Money Market Fund
      ("U.S. Treasury Money Market")
   Huntington Growth Fund ("Growth")
   Huntington Income Equity Fund ("Income Equity")
   Huntington Michigan Tax-Free Fund ("Michigan Tax-Free")*+ Huntington Ohio Tax-Free Fund ("Ohio Tax-Free")*
   Huntington Fixed Income Securities Fund ("Fixed Income") Huntington Intermediate Government Income Fund
     ("Intermediate Government Income")+
   Huntington Mortgage Securities Fund ("Mortgage Securities") Huntington Short/Intermediate Fixed Income Securities Fund
     ("Short/Intermediate Fixed Income")

   *non-diversified portfolio

The Funds each offer two classes of shares ("Trust Shares" and "Investment Shares") except for Short/Intermediate Fixed Income which only offers Trust Shares. Investment Shares are identical in all respects to Trust Shares, except that Investment Shares are sold pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act and are subject to a sales charge. Trust Shares are only offered to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks. The objectives of the Funds can be found in the current prospectuses.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held.

+FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund were reorganized into Michigan Tax-Free and Intermediate Government Income, respectively, in 1998. Because the two FMB Funds were treated as accounting survivors in the reorganization, historical information relating to these funds is included herein with information for Michigan Tax-Free and Intermediate Government Income.

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statements. The actual results could differ from those estimates.

A. INVESTMENT VALUATIONS
Securities of the money market funds (Money Market, Ohio Municipal Money Market, U.S. Treasury Money Market and Florida Tax-Free Money) are valued using amortized cost, which approximates market value. The Trust's use of the amortized cost method to value the money market funds' portfolio securities is conditioned on their compliance with Rule 2a-7 under the Act.

Each of the equity funds values its securities in calculating net asset value as follows. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a pricing service authorized by the Board of Trustees (an "Authorized Pricing Service"). For the income funds, securities traded on a national securities exchange or in the over-the-counter market are valued at their last-reported sale price, or, if there is no reported sale, at a bid price estimated by an Authorized Pricing Service. For other debt securities, including zero-coupon securities, and foreign securities, an Authorized Pricing Service will be used.

U.S. government securities held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an Authorized Pricing Service.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

For securities which cannot be priced by an Authorized Pricing Service, the Board of Trustees has authorized the Trust's recordkeeper to seek a good faith fair value determination from a broker-dealer or other financial intermediary. In certain circumstances, in accordance with the Trust's Security Valuation Policy, the recordkeeper may seek a good faith fair value determination where an Authorized Pricing Service has provided a price. The Trust's Security Valuation Policy has also established a Pricing Committee which will price a security in the event that no price can be obtained from an Authorized Pricing Service, a broker-dealer or other financial intermediary.

B. REPURCHASE AGREEMENTS
It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, it's the policy of the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized, as required by the Internal Revenue Code, as amended (the "Code") which does not differ materially from GAAP. For stripped mortgage backed securities, Mortgage Securities uses the constant yield method for income recognition purposes.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses for the Funds are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Distribution fees are charged directly to such class.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to the tax nature of distributions. As of December 31, 1998, $2,491 has been reclassified from Income Equity's undistributed net investment income to accumulated net realized and unrealized gain (loss) on investments. Net investment income, net realized gain (loss), and net assets were not affected by this change.

D. FEDERAL TAXES
It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At June 30, 1999, Money Market, Ohio Municipal Money Market, Intermediate Government Income, and Mortgage Securities for federal tax purposes, had capital loss carryforwards, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

YEAR AND AMOUNT OF EXPIRATION
             2001      2002        2003       2004    2005   2006      TOTAL
--------------------------------------------------------------------------------
Money
Market          --          --      86,955         --  757   1,194       $88,906
--------------------------------------------------------------------------------
Ohio
Municipal
Money
Market          --       2,172      10,081         --   --      --       $12,253
--------------------------------------------------------------------------------

Intermediate
Government
Income     341,003   1,366,912          --         --   --  11,041    $1,718,956
--------------------------------------------------------------------------------
Mortgage
Securities      --  10,376,781  10,841,602  2,455,048   --      --  $ 23,673,431
--------------------------------------------------------------------------------



E. DOLLAR ROLL TRANSACTIONS
Mortgage Securities may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. As of June 30, 1999 no fee income was received for the year for dollar roll transactions. The Fund maintains a segregated account, the dollar value of which meets or exceeds its obligations with respect to dollar rolls.

F. OTHER
Investment transactions are accounted for on the trade date.

Gains or losses realized from the sale of securities are determined by comparing the identified cost of the security sold with the net sales proceeds.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- The Huntington National Bank, the Trust's investment adviser ("Huntington" or the "Adviser"), receives for its services an annual investment advisory fee for each of the Funds at the following annual rates:
Money Market and Ohio Municipal Money Market: 0.30% of the first $500 million of average daily net assets of each Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market: 0.20% of the Fund's average daily net assets; Florida Tax-Free Money: 0.50% of the first $100 million of the Fund's average daily net assets, 0.45% of the next $100 million, 0.40% of the next $100 million, and 0.375% of any amount over $300 million. Growth and Income Equity: 0.60% of each Fund's average daily net assets; and Michigan Tax-Free, Ohio Tax-Free, Fixed Income, Intermediate Government Income, Mortgage Securities and Short/Intermediate Fixed Income: 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. During the period, the Adviser waived 0.05% for Ohio Municipal Money Market, 0.30% for Florida Tax-Free Money, 0.07% for Michigan Tax-Free, 0.05% for Intermediate Government Income, and 0.20% for Mortgage Securities. The Adviser can modify or terminate these voluntary waivers at any time at its sole discretion.

SUB-ADVISORY FEE -- The Adviser has entered into a Sub-Advisory Agreement with Countrywide Investments, Inc. ("Countrywide"), pursuant to which Countrywide provides investment advice, statistical and other information for Florida Tax-Free Money. For its services, Countrywide receives from the Adviser an annual fee equal to 0.20% of the Fund's average daily net assets.

ADMINISTRATION FEE -- Huntington also serves as administrator to the Trust and is entitled to receive an annual fee of 0.11% of each Fund's average net assets, paid monthly, for services performed under the Trust's current Administration Agreement. Huntington pays monthly to SEI Investments Mutual Funds Services ("SIMFS"), under a Sub-Administration Agreement, an annual fee of 0.045% of each Fund's average net assets for services performed.

COMBINED NOTES TO FINANCIAL STATEMENTS

DISTRIBUTION AGREEMENT -- SEI Investments Distribution Co. ("SIDCO") acts as the Trust's distributor pursuant to a Distribution Agreement. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in SIMFS. SIDCO is a wholly-owned subsidiary of SEI Investments Company.

DISTRIBUTION PLAN -- The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides for payments to be made to the Trust's distributor (SIDCO) in connection with the provision of distribution and administrative services with respect to the Funds' Investment Shares.

In accordance with the Distribution Plan, the distributor enters into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Funds. The distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to such shares.

In connection with the provision of the distribution and administrative services described above, the distributor pays brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of the Investment Shares owned by their customers.

Under the Distribution Plan, for all of the Funds except Mortgage Securities, amounts paid by the distributor for services rendered with respect to a Fund's Investment Shares will be paid by the Fund in an amount which may not exceed an annual rate of 0.25% of the average daily net assets attributable to the Fund's Investment Shares. Money Market, Ohio Municipal Money Market, and U.S. Treasury Money Market have voluntarily limited fees to 0.10%. For Mortgage Securities, the amounts that may be paid by the Fund may not exceed an annual rate of 0.50% of the average daily net assets attributable to the Fund's Investment Shares. Mortgage Securities has voluntarily limited fees to 0.25%.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES, PORTFOLIO ACCOUNTING AND CUSTODIAN FEES -- State Street Bank and Trust Company ("State Street") serves as the Trust's transfer agent and dividend disbursing agent. The fees payable to State Street for transfer agent and dividend disbursing services are based on the size, type and number of accounts and transactions made by shareholders.

Huntington provides certain accounting and recordkeeping services with respect to each of the Funds' portfolios of investments. Prior to May 1, 1999, American Data Services, Inc. ("ADS") provided these services with respect to Mortgage Securities' portfolio of investments. Huntington receives an annual fee based on the level of each Fund's average daily net assets. For the six-month period ended June 30, 1999, Huntington received fees of $420,675. ADS received $11,958 plus out of pocket expenses for services rendered for the four-month period ended April 30, 1999.

Huntington also receives a fee for its services as the custodian of the Funds' investments and other assets. For the six-month period ended June 30, 1999, Huntington received fees of $367,701.

For the six-month period ended June 30, 1999, certain Officers of the Trust were Officers of SIMFS and SIDCO. Such Officers receive no compensation from the Trust.

For the six-month period ended June 30, 1999, Huntington paid $13,432 in commissions earned on sales of Investment Shares of the variable net asset value funds to affiliate broker/dealers of the Funds.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six-month period ended June 30, 1999 were as follows (all numbers in thousands):

                              INVESTMENT SECURITIES
                              ---------------------

                                    INCOME           MICHIGAN
                  GROWTH            EQUITY           TAX-FREE
--------------------------------------------------------------------------------
Purchases        $27,706            $42,799            $300
Sales            $58,466            $40,498            $590
--------------------------------------------------------------------------------

                                                  INTERMEDIATE
                   OHIO              FIXED         GOVERNMENT
                 TAX-FREE           INCOME           INCOME
--------------------------------------------------------------------------------
Purchases         $2,648                 --              --
Sales             $4,547             $2,013              --
--------------------------------------------------------------------------------

                                    SHORT/
                                INTERMEDIATE
                 MORTGAGE            FIXED
                SECURITIES          INCOME
--------------------------------------------------------------------------------
Purchases           --              $ 8,293
Sales               --              $24,179
--------------------------------------------------------------------------------


                           U.S. GOVERNMENT OBLIGATIONS
                           ---------------------------


                                    INCOME           MICHIGAN
                  GROWTH            EQUITY           TAX-FREE
--------------------------------------------------------------------------------
Purchases           --                --                --
Sales               --                --                --
--------------------------------------------------------------------------------

                                                   INTERMEDIATE
                   OHIO              FIXED          GOVERNMENT
                 TAX-FREE           INCOME           INCOME
--------------------------------------------------------------------------------
Purchases           --              $54,318           $11,075
Sales               --              $50,969           $18,141
--------------------------------------------------------------------------------

                                    SHORT/
                                 INTERMEDIATE
                 MORTGAGE           FIXED
                SECURITIES          INCOME
--------------------------------------------------------------------------------
Purchases         $3,566            $60,623
Sales             $4,030            $52,979
--------------------------------------------------------------------------------

(5) INVESTMENT CONCENTRATION
Ohio Municipal Money Market and Ohio Tax-Free invest a substantial portion of their assets in obligations and notes issued by the State of Ohio, political subdivisions thereof, and agencies, instrumentalities, authorities and districts of both the State and its political subdivisions. For Ohio Tax-Free, such issues must be rated in one of the top four rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO") or unrated and deemed by the investment adviser to be of comparable quality. For Ohio Municipal Money Market, such issues must rate in the highest rating category by a NRSRO or unrated and deemed by the investment adviser to be of comparable quality.

If there should be a default or other financial crisis relating to the State of Ohio, an Ohio municipality or an agency or instrumentality of the State or the municipality, the market value and marketability of the Ohio municipal bonds in Ohio Municipal Money Market and Ohio Tax-Free's portfolios and the interest income to the two Funds could be adversely affected.

Michigan Tax-Free invests a substantial portion of its assets in obligations and notes issued by the State of Michigan, political subdivisions thereof, and agencies, instrumentalities, authorities and districts of both the State and its political subdivisions. If there should be a default or other financial crisis related to the State of Michigan, a Michigan municipality or an agency or instrumentality of the State, the market value and marketability of the Michigan municipal bonds in Michigan Tax-Free's portfolio and the interest income could be adversely affected.

Florida Tax-Free Money invests a substantial portion of its assets in obligations and notes issued by the State of Florida, political subdivisions thereof, and agencies, instrumentalities, authorities and districts of both the State and its political subdivisions. If there should be a default or other financial crisis related to the State of Florida, a Florida municipality or an agency or instrumentality of the State, the market value of the Florida municipal obligations in Florida Tax-Free Money's portfolio and the interest income could be adversely affected.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES


David S. Schoedinger

John M. Shary

William R. Wise


      Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is
                possible to lose money by investing in the funds.

                  This report is authorized for distribution to
                   prospective investors only when preceded or
                   accompanied by a prospectus which contains
                              facts concerning the
                Funds' objectives and policies, management fees,
                        expenses and other information.

[Graphic Omitted]

THE HUNTINGTON NATIONAL BANK,
a subsidiary of
Huntington Bancshares
Incorporated, is the
Investment Adviser, Administrator,
Custodian, and
Recordkeeper of
The Huntington Funds.
SEI Investments
Distribution Co. is
the Distributor and is
not affiliated with The
Huntington National Bank.

                           [Huntington Logo Omitted]

                                 (800) 253-0412
                                                                  1400022 (6/99)